SCHEDULE 14A INFORMATION

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PACIFIC ETHANOL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PACIFIC ETHANOL, INC.
400 Capitol Mall, Suite 2060
Sacramento, California  95814

May 9, 2008

Dear Fellow Stockholders:

We cordially invite you to attend the 2008 Annual Meeting of stockholders of Pacific Ethanol, Inc., which will be held at 9:00 a.m., local time, on Wednesday, June 11, 2008 at the Holiday Inn Capitol Plaza, 300 J Street, Sacramento, California  95814.  All stockholders of record at the close of business on April 23, 2008 are entitled to vote at the Annual Meeting.  The formal meeting notice and Proxy Statement are attached.

At this year’s Annual Meeting, stockholders will be asked to elect six directors, approve a Series B Cumulative Convertible Preferred Stock transaction and ratify the appointment of Hein & Associates LLP to serve as our independent registered public accounting firm for the year ending December 31, 2008.  In addition, stockholders will transact any other business that may properly come before the meeting.  A report on the business operations of Pacific Ethanol will also be presented at the meeting and stockholders will have an opportunity to ask questions.

We hope you will be able to attend the Annual Meeting.  Whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting.  We urge you to vote promptly by mailing a completed proxy card in the enclosed postage-paid envelope or by voting electronically over the Internet or by telephone.  If your shares are held in the name of a brokerage firm or bank, you will receive a voting instruction form in lieu of a proxy card and may also be eligible to vote electronically.  Timely voting by any of these methods will ensure your representation at the Annual Meeting.

We look forward to seeing you June 11th.

Sincerely, William L. Jones, Chairman of the Board

PACIFIC ETHANOL, INC.
NOTICE OF THE 2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 11, 2008
__________________________

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of stockholders of Pacific Ethanol, Inc., a Delaware corporation, will be held at 9:00 a.m., local time, on Wednesday, June 11, 2008 at the Holiday Inn Capitol Plaza, 300 J Street, Sacramento, California  95814, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.
To elect six directors to serve on our Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified.  The nominees for election are William L. Jones, Neil M. Koehler, Terry L. Stone, John L. Prince, Douglas L. Kieta and Larry D. Layne.

2.
To consider and approve the Securities Purchase Agreement dated March 18, 2008 between Pacific Ethanol, Inc. and Lyles United, LLC (the “Purchase Agreement”) and the transactions contemplated by the Purchase Agreement, including the issuance of any dividend shares and the issuance of any conversion shares as a result of a conversion price adjustment pursuant to Section 5(d) of the Certificate of Designations, Powers, Preferences and Rights of the Series B Cumulative Convertible Preferred Stock (the “Certificate of Designations”).  Copies of the Purchase Agreement and the Certificate of Designations are attached as Appendix A and Appendix B, respectively, to the Proxy Statement accompanying this notice.

3.	To ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for the year ending December 31, 2008.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

All stockholders of record at the close of business on April 23, 2008 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

We cordially invite all stockholders to attend the Annual Meeting in person.  Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the enclosed proxy card or by voting electronically over the Internet or by telephone.  If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, in lieu of a proxy card you should receive from that institution an instruction form for voting by mail, and you may also be eligible to vote your shares electronically.  Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card or voting instruction form to ensure that all of your shares are voted.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of our capital stock as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership.

By Order of the Board of Directors, William L. Jones, Chairman of the Board

Sacramento, California
May 9, 2008
YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.  Returning a signed proxy card will help us secure a quorum and avoid the expense of additional proxy solicitation.  If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement.

PACIFIC ETHANOL, INC.

PROXY STATEMENT
FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS
JUNE 11, 2008
__________________________

TABLE OF CONTENTS

Page

Voting and Proxy	2
Proposal One — Election of Directors	3
Information About Our Board of Directors, Board Committees and Related Matters	4
Proposal Two — Approval of Preferred Stock Transaction	13
Proposal Three — Ratification of Appointment of Independent Registered Public Accounting Firm	17
Other Matters	18
Audit Matters	18
Security Ownership of Certain Beneficial Owners and Management	20
Section 16(a) Beneficial Ownership Reporting Compliance	21
Equity Compensation Plan Information	21
Executive Compensation and Related Information	22
Executive Officers	22
Compensation Discussion and Analysis	23
Compensation Committee Report	27
Summary Compensation Table	28
Grants of Plan-Based Awards	31
Outstanding Equity Awards at Fiscal Year-End	31
Option Exercises and Stock Vested	31
Potential Payments upon Termination or Change in Control	32
Calculation of Potential Payments upon Termination or Change in Control	32
Compensation Committee Interlocks and Insider Participation	33
Certain Relationships and Related Transactions	34
Other Information	36

APPENDICES

PACIFIC ETHANOL, INC.

PROXY STATEMENT
FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS
JUNE 11, 2008
__________________________

VOTING AND PROXY

This Proxy Statement is being furnished in connection with the solicitation of proxies by our board of directors (“Board”) for use at the 2008 Annual Meeting of stockholders to be held at 9:00 a.m., local time, on Wednesday, June 11, 2008 at the Holiday Inn Capitol Plaza, 300 J Street, Sacramento, California  95814, and at any adjournment(s) or postponement(s) of the Annual Meeting.  This Proxy Statement is first being mailed to stockholders on or about May 9, 2008.

Our Annual Report on Form 10-K for the year ended December 31, 2007 is being mailed to stockholders concurrently with this Proxy Statement.  The Annual Report is not to be regarded as proxy soliciting material or as a communication through which any solicitation of proxies is made.  A proxy card is enclosed for your use.  The shares represented by each properly executed and unrevoked proxy card will be voted as directed by the stockholder with respect to the matters described in the proxy card.  If no direction is made, the shares represented by each properly executed and unrevoked proxy card will be voted “for” each of the proposals listed on the proxy card.  Any stockholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to our corporate Secretary, by issuance of a subsequent proxy or by voting in person at the Annual Meeting.  Any stockholder present at the meeting who has given a proxy may withdraw it and vote his, her or its shares in person if he, she or it so desires.  However, a stockholder who holds shares through a broker or other nominee must bring a legal proxy to the meeting if that stockholder desires to vote at the meeting.

At the close of business on April 23, 2008, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, we had issued and outstanding 41,771,328 shares of common stock held by 190 holders of record, 4,750,000 shares of Series A Cumulative Redeemable Convertible Preferred Stock (“Series A Preferred Stock”) held by one holder of record and 2,051,282 shares of Series B Cumulative Convertible Preferred Stock (“Series B Preferred Stock”) held by one holder of record.  Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting or at any adjournment(s) or postponement(s) of the meeting.

Each share of our common stock issued and outstanding on the record date entitles the holder of that share to one vote at the Annual Meeting for all matters to be voted on at the meeting.  Each share of our Series A Preferred Stock issued and outstanding on the record date entitles the holder of that share to approximately 1.78 votes at the Annual Meeting for all matters to be voted on at the meeting.  Except as to the Preferred Stock Transaction (as defined below), as to which shares of our Series B Preferred Stock shall not entitle the holder thereof to any votes at the Annual Meeting, each share of our Series B Preferred Stock issued and outstanding on the record date entitles the holder of that share to three votes at the Annual Meeting for all matters to be voted on at the meeting.

The holders of a majority of the voting power of our issued and outstanding capital stock and entitled to vote on a proposal at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for purposes of voting on such proposal.  Votes cast at the Annual Meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the meeting.  Shares of our common stock, our Series A Preferred Stock and our Series B Preferred Stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

An “abstention” is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote.  “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity, or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

We will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials.  Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated.  We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained.  The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are discussed below more fully.

PROPOSAL ONE —
ELECTION OF DIRECTORS

Our bylaws provide for seven directors unless otherwise changed by resolution of our Board.  Directors are elected annually and hold office until the next annual meeting of stockholders and/or until their respective successors are duly elected and qualified.  We currently have one vacancy on our Board.  Stockholders who desire to nominate any person for election to our Board must comply with our bylaws, including our advance notice bylaw provisions relating to the nomination of persons for election to our Board.  See “Information about our Board of Directors, Board Committees and Related Matters—Board Committees and Meetings, Nominating and Governance Committee” below.  It is intended that the proxies solicited by our Board will be voted “for” election of the following six nominees unless a contrary instruction is made on the proxy:  William L. Jones, Neil M. Koehler, Terry L. Stone, John L. Prince, Douglas L. Kieta and Larry D. Layne.  If, for any reason, one or more of the nominees is unavailable as a candidate for director, an event that is not anticipated, the person named in the proxy will vote for another candidate or candidates nominated by our Nominating and Governance Committee.  However, under no circumstances may a proxy be voted in favor of a greater number of persons than the number of nominees named above.  All of the nominees for director are, at present, directors of Pacific Ethanol and have been nominated by our Nominating and Governance Committee and ratified by our full Board.

We are obligated to cause each person serving from time to time as one of our executive officers, directors or managers, or having such a position with any of our subsidiaries, to execute a voting letter that grants an irrevocable proxy to Cascade Investment, L.L.C., the holder of all of our issued and outstanding shares of Series A Preferred Stock, with respect to securities held by such persons to vote to elect two persons to our Board.  As of April 23, 2008, all such officers, directors and managers held an aggregate of 4,909,611 shares of our common stock representing approximately 8.5% of all votes entitled to be cast in connection with the election of members of our Board.  In April 2006, Cascade Investment, L.L.C. identified Robert P. Thomas and Douglas L. Kieta as its two director designees, and our Board appointed Messrs. Thomas and Kieta as members of our Board, in connection with the issuance of our Series A Preferred Stock.  Mr. Thomas resigned from our Board on October 1, 2007 and a replacement has not been designated by Cascade Investment, L.L.C.  Mr. Kieta has been nominated by our Nominating and Governance Committee for election to our Board at the Annual Meeting and we expect that Cascade Investment, L.L.C. will utilize its proxy to vote in favor of his election.

Required Vote of Stockholders

The six nominees receiving the highest number of affirmative votes of the outstanding shares of our common stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote, will be elected as directors to serve until the next annual meeting of stockholders and/or until their successors are duly elected and qualified.  Votes against a candidate, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE SIX DIRECTOR NOMINEES LISTED ABOVE.

INFORMATION ABOUT OUR BOARD OF DIRECTORS,
BOARD COMMITTEES AND RELATED MATTERS

Directors and Director Nominees

The following table sets forth certain information regarding our current directors and director nominees as of April 23, 2008:

Name	Age	Positions Held
William L. Jones	58	Chairman of the Board, Director and Director Nominee
Neil M. Koehler	50	Chief Executive Officer, President, Director and Director Nominee
Terry L. Stone (1)	58	Director and Director Nominee
John L. Prince (1)	65	Director and Director Nominee
Douglas L. Kieta (2)	65	Director and Director Nominee
Larry D. Layne (3)	67	Director and Director Nominee
___________

(1)	Member of the Audit, Compensation and Nominating and Governance Committees.
(2)	Member of the Compensation and Nominating and Governance Committees.
(3)	Member of the Audit and Compensation Committees.

Following is a brief description of the business experience and educational background of each of the nominees for director, including the capacities in which he has served during the past five years:

William L. Jones has served as Chairman of the Board and as a director since March 2005.  Mr. Jones is a co-founder of Pacific Ethanol California, Inc. (“PEI California”), which is now one of our wholly-owned subsidiaries, and served as Chairman of the Board of PEI California since its formation in January 2003 through March 2004, when he stepped off the board of PEI California to focus on his candidacy for one of California’s United States Senate seats.  Mr. Jones was California’s Secretary of State from 1995 to 2003.  Since May 2002, Mr. Jones has also been the owner of Tri-J Land & Cattle, a diversified farming and cattle company in Fresno County, California.  Mr. Jones has a B.A. degree in Agribusiness and Plant Sciences from California State University, Fresno.

Neil M. Koehler has served as Chief Executive Officer, President and as a director since March 2005.  Mr. Koehler served as Chief Executive Officer of PEI California since its formation in January 2003 and as a member of its board of directors since March 2004.  Prior to his association with PEI California, Mr. Koehler was the co-founder and General Manager of Parallel Products, one of the first ethanol production facilities in California, which was sold to a public company in 1997.  Mr. Koehler was also the sole manager and sole limited liability company member of Kinergy Marketing, LLC, which he founded in September 2000, and which is now one of our wholly-owned subsidiaries.  Mr. Koehler has over 20 years of experience in the ethanol production, sales and marketing industry in the Western United States.  Mr. Koehler is the Director of the California Renewable Fuels Partnership, a Director of the Renewable Fuels Association and is a nationally-recognized speaker on the production and marketing of renewable fuels.  Mr. Koehler has a B.A. degree in Government from Pomona College.

Terry L. Stone has served as a director since March 2005.  Mr. Stone is a Certified Public Accountant with over thirty years of experience in accounting and taxation.  He has been the owner of his own accountancy firm since 1990 and has provided accounting and taxation services to a wide range of industries, including agriculture, manufacturing, retail, equipment leasing, professionals and not-for-profit organizations.  Mr. Stone has served as a part-time instructor at California State University, Fresno, teaching classes in taxation, auditing, and financial and management accounting.  Mr. Stone is also a financial advisor and franchisee of Ameriprise Financial Services, Inc.  Mr. Stone has a B.S. degree in Accounting from California State University, Fresno.

John L. Prince has served as a director since July 2005.  Mr. Prince is retired but also works as a consultant to Ruan Transport Corp. and other companies.  Mr. Prince was an Executive Vice President with Land O’ Lakes, Inc. from July 1998 until his retirement in 2004.  Prior to that time, Mr. Prince was President and Chief Executive Officer of Dairyman’s Cooperative Creamery Association, or the DCCA, located in Tulare, California, until its merger with Land O’ Lakes, Inc. in July 1998.  Land O’ Lakes, Inc. is a farmer-owned, national branded organization based in Minnesota with annual sales in excess of $6 billion and membership and operations in over 30 states.  Prior to joining the DCCA, Mr. Prince was President and Chief Executive Officer for nine years until 1994, and was Operations Manager for the preceding ten years commencing in 1975, of the Alto Dairy Cooperative in Waupun, Wisconsin.  Mr. Prince has a B.A. degree in Business Administration from the University of Northern Iowa.

Douglas L. Kieta has served as a director since April 2006.  Mr. Kieta is currently employed by BE&K, Inc., a large engineering and construction company headquartered in Birmingham, Alabama, where he has served as the Vice President of Power since May 2006.  From April 1999 to April 2006, Mr. Kieta was employed at Calpine Corporation.  At the time of his retirement in April 2006, Mr. Kieta was the Senior Vice President of Construction and Engineering with Calpine Corporation.  Calpine Corporation is a major North American power company which leases and operates integrated systems of fuel-efficient natural gas-fired and renewable geothermal power plants and delivers clean, reliable and fuel-efficient electricity to customers and communities in 21 U.S. states and three Canadian provinces.  Mr. Kieta has a B.S. degree in Civil Engineering from Clarkson University and a Master’s degree in Civil Engineering from Cornell University.

Larry D. Layne has served as a director since December 2007.  Mr. Layne joined First Western Bank in 1963 and served in various capacities with First Western Bank and its acquiror, Lloyds Bank of California, and Lloyd’s acquiror, Sanwa Bank, until his retirement in 2000.  Sanwa Bank was subsequently acquired by Bank of the West.  From 1999 to 2000, Mr. Layne was Vice Chairman of Sanwa Bank in charge of its Commercial Banking Group which encompassed all of Sanwa Bank’s 38 commercial and business banking centers and 12 Pacific Rim branches as well as numerous internal departments.  From 1997 to 2000, Mr. Layne was also Chairman of the Board of The Eureka Funds, a mutual fund family of five separate investment funds with total assets of $900 million.  From 1996 to 2000, Mr. Layne was Group Executive Vice President of the Relationship Banking Group of Sanwa Bank in charge of its 107 branches and 13 commercial banking centers as well as numerous internal departments.  Mr. Layne has also served in various capacities with many industry and community organizations, including as Director and Chairman of the Board of the Agricultural Foundation at California State University, Fresno (“CSUF”); Chairman of the Audit Committee of the Ag. Foundation at CSUF; board member of the Fresno Metropolitan Flood Control District; and Chairman of the Ag Lending Committee of the California Banker’s Association.  Mr. Layne has a B.S. degree in Dairy Husbandry from CSUF and is a graduate of the California Agriculture Leadership Program.

Corporate Governance

Our Board believes that good corporate governance is paramount to ensure that Pacific Ethanol is managed for the long-term benefit of our stockholders.  Our Board has adopted corporate governance guidelines that guide its actions with respect to, among other things, the composition of the Board and its decision making processes, Board meetings and involvement of management, the Board’s standing committees and procedures for appointing members of the committees, and its performance evaluation of our Chief Executive Officer.

Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees and an additional Code of Business Ethics that applies to our Chief Executive Officer and senior financial officers.  The Codes of Ethics, as applied to our principal executive officer, principal financial officer and principal accounting officer constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and is our “code of conduct” within the meaning of the listing standards of NASDAQ.  We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provisions of these codes that relate to one or more of the items set forth in Item 406(b) of Regulation S-K, by describing on our Internet website, located at http://www.pacificethanol.net, within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted.  Information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission.

Director Independence

Our corporate governance guidelines provide that a majority of the Board and all members of the Audit, Compensation and Nominating and Governance Committees of the Board will be independent.  On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire that requires disclosure of any transactions with Pacific Ethanol in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest.  Following completion of these questionnaires, the Board, with the assistance of the Nominating and Governance Committee, makes an annual determination as to the independence of each director using the current standards for “independence” established by the Securities and Exchange Commission and NASDAQ, additional criteria set forth in our corporate governance guidelines and consideration of any other material relationship a director may have with Pacific Ethanol.

In April 2008, the Board determined that all of its directors and nominees for election at the Annual Meeting are independent under these standards, except for (i) Mr. Jones, who is the father-in-law of Ryan W. Turner, one of our former executive officers who resigned in April 2006, and (ii) Mr. Koehler, who serves full-time as our Chief Executive Officer and President. Robert P. Thomas, a former director who resigned on October 1, 2007, was independent under these standards during his tenure as a director in 2007. Daniel A. Sanders, a former director who resigned on October 8, 2007, was not independent under these standards during his tenure as a director in 2007 as he is the majority owner of Front Range Energy, LLC, an entity in which we are a minority owner and with which we conduct significant business. See “Certain Relationships and Related Transactions” below.

Stockholder Communications with our Board of Directors

Our Board has implemented a process by which stockholders may send written communications directly to the attention of our Board or any individual member of our Board.  Mr. Stone, the Chairman of our Audit Committee, is responsible for monitoring communications from stockholders and providing copies of such communications to the other directors as he considers appropriate.  Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that Mr. Stone considers to be important for the directors to consider.  Stockholders who wish to communicate with our Board can write to Terry L. Stone, The Board of Directors, Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California  95814.

Board Committees and Meetings

Our business, property and affairs are managed under the direction of our Board.  Our directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our Board and its committees.  During 2007, our Board held 15 meetings.  All directors attended at least 75% of the aggregate of the meetings of our Board and of the committees on which they served or that were held during the period they were directors or committee members.

Members of our Board and its committees also consulted informally with management from time to time and acted at various times by written consent without a meeting during 2007.  Additionally, the independent members of the Board met in executive session regularly without the presence of management.

It is our policy to invite and encourage our directors to attend our annual meetings.  At the date of our 2007 annual meeting, we had seven members on our Board, six of whom were in attendance at our 2007 annual meeting.

Our Board has established standing Audit, Compensation and Nominating and Governance Committees.  Each committee operates pursuant to a written charter that has been approved by our Board and the corresponding committee and that is reviewed annually and revised as appropriate. Each charter is available at our website at http://www.pacificethanol.net.

Audit Committee

Our Audit Committee selects our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, and reviews our financial statements for each interim period and for our year end.  Messrs. Stone and Prince served on our Audit Committee for all of 2007.  Mr. Thomas served on our Audit Committee during 2007 until his resignation on October 1, 2007.  Mr. Layne was appointed to our Audit Committee on December 20, 2007.  Our Board has determined that each member of the Audit Committee is “independent” under the current NASDAQ listing standards and satisfies the other requirements under NASDAQ listing standards and Securities and Exchange Commission rules regarding audit committee membership.  Our Board has determined that Mr. Stone (i) qualifies as an “audit committee financial expert” under applicable Securities and Exchange Commission rules and regulations governing the composition of the Audit Committee, and (ii) satisfies the “financial sophistication” requirements of the NASDAQ listing standards.  During 2007, our Audit Committee held seven meetings.  The Audit Committee Report for 2007 can be found on page 20 of this Proxy Statement.

Compensation Committee

Our Compensation Committee is responsible for establishing and administering our overall policies on compensation and the compensation to be provided to our executive officers, including, among other things, annual salaries and bonuses, stock options, stock grants, other stock-based awards, and other incentive compensation arrangements.  In addition, the Compensation Committee reviews the philosophy and policies behind the salary, bonus and stock compensation arrangements for all other employees.  Although our Compensation Committee makes all compensation decisions as to our executive officers, our Chief Executive Officer makes recommendations to our Compensation Committee regarding compensation for the other named executive officers.  Our Compensation Committee has the authority to administer our 2006 Stock Incentive Plan with respect to grants to executive officers and directors, and also has authority to make equity awards under our 2006 Stock Incentive Plan to all other eligible individuals.  However, our Board may retain, reassume or exercise from time to time the power to administer our 2006 Stock Incentive Plan.  Equity awards made to members of the Compensation Committee must be authorized and approved by a disinterested majority of our Board.

The Compensation Committee evaluates both performance and compensation to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive so that we can attract and retain superior employees in key positions.  The Compensation Committee believes that compensation packages offered to our executives, including the named executive officers, should include both cash and equity-based compensation that reward performance as measured against established goals.  The Compensation Committee has the authority to retain consultants, and other advisors and in furtherance of the foregoing objectives, our Compensation Committee has engaged Hewitt Associates LLC, a global human resources consulting firm, to conduct an annual review of our total compensation program for the named executive officers and other executives.  Hewitt Associates has provided our Compensation Committee with relevant market data and alternatives to consider when making compensation decisions as to the named executive officers and when making decisions as to the recommendations being made by our management for other executives.  In making compensation decisions, our Compensation Committee compares each element of total compensation against market data obtained by Hewitt Associates.  The Compensation Committee generally expects to set total compensation for the named executive officers at the median of compensation paid to similarly situated executives of the companies comprising the market data provided to us by Hewitt Associates.

Additional information concerning the compensation policies and objectives established by the Compensation Committee is included under the heading “Executive Compensation and Related Information — Compensation Discussion and Analysis” below.  The Compensation Committee Report for 2007 can be found on page 29 of this Proxy Statement.

Messrs. Stone and Prince served on our Compensation Committee for all of 2007.  Mr. Thomas served on our Compensation Committee during 2007 until his resignation on October 1, 2007.  Mr. Layne was appointed to our Compensation Committee on December 20, 2007.  Our Board has determined that each member of the Compensation Committee is “independent” under the current NASDAQ listing standards.  During 2007, our Compensation Committee held two meetings.

Nominating and Governance Committee

Our Nominating and Governance Committee selects nominees for our Board.  During 2007, our Nominating and Governance Committee consisted of Messrs. Stone, Prince and Kieta.  Our Board has determined that each member of the Nominating and Governance Committee is “independent” under the current NASDAQ listing standards.  During 2007, our Nominating and Governance Committee held two meetings.

The Nominating and Governance Committee will consider candidates for director recommended by any stockholder that is the beneficial owner of shares representing more than 1.0% of the then-outstanding shares of our common stock and who has beneficially owned those shares for at least one year.  The Nominating and Governance Committee will evaluate those recommendations by applying its regular nominee criteria and considering the additional information described in the Nominating and Governance Committee’s below-referenced charter.  Stockholders that desire to recommend candidates for the Board for evaluation may do so by contacting Pacific Ethanol in writing, identifying the potential candidate and providing background and other relevant information.  Stockholders must also comply with our bylaws, including our advance notice bylaw provisions relating to the nomination of persons for election to our Board that, among other things, require that nominations of persons for election to our Board at annual meetings be submitted to our Secretary by the close of business on the 45th day before the first anniversary of the date on which we first mailed our proxy materials for the prior year’s annual meeting. We first mailed our proxy materials for our 2007 annual meeting on or about May 11, 2007 and anticipate mailing our proxy materials for our 2008 annual meeting on or about May 9, 2008.  We have received no stockholder nominations of persons for election to our Board for our Annual Meeting.

Our Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director.  Candidates may also come to the attention of the Nominating and Governance Committee through current Board members, professional search firms and other persons.  In evaluating potential candidates, our Nominating and Governance Committee will take into account a number of factors, including, among others, the following:

•	the candidate’s independence from management;
•	whether the candidate has relevant business experience;
•	judgment, skill, integrity and reputation;
•	existing commitments to other businesses;
•	corporate governance background;
•	financial and accounting background, to enable the committee to determine whether the candidate would be suitable for Audit Committee membership; and
•	the size and composition of our Board.

Compensation of Directors

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board.  In setting the compensation of directors, we consider the significant amount of time that Board members spend in fulfilling their duties to Pacific Ethanol as well as the experience level we require to serve on our Board.  The Board, through its Compensation Committee, annually reviews the compensation and compensation policies for Board members.  In recommending director compensation, the Compensation Committee is guided by three goals (i) compensation should fairly pay directors for work required in a company of our size and scope, (ii) compensation should align directors’ interests with the long-term interests of our stockholders, and (iii) the structure of the compensation should be clearly disclosed to our stockholders.

Cash Compensation

Current Program.  On April 8, 2008, and effective as of April 1, 2008, our Compensation Committee approved a new cash compensation plan for directors which provides the Chairman of our Board annual compensation of $80,000, the Chairman of our Audit Committee annual compensation of $42,000, the Chairman of our Compensation Committee annual compensation of $36,000, the Chairman of our Nominating and Governance Committee annual compensation of $36,000 and the Chairman of our Strategic Transactions Committee annual compensation of $36,000.  All other directors, except employee directors, receive annual compensation of $24,000.  These amounts are paid in advance in monthly installments.  In addition, directors are reimbursed for certain reasonable and documented expenses in connection with attendance at meetings of our Board and its committees.  Employee directors do not receive director compensation in connection with their service as directors

Prior Program.  Our cash compensation plan for directors during 2007 and the first quarter of 2008 provided the Chairman of our Board annual compensation of $80,000, the Chairman of our Audit Committee annual compensation of $22,000 and the Chairman of our Compensation Committee annual compensation of $20,000.  All other directors, except employee directors, received annual compensation of $12,000.  These amounts were paid in monthly installments.  In addition, directors were reimbursed for certain reasonable and documented expenses in connection with attendance at meetings of our Board and its committees.  Employee directors did not receive director compensation in connection with their service as directors.

Equity Compensation

Current Program.  We recently implemented a new program for grants of equity compensation to our directors.  Following our annual meeting each year, our Compensation Committee or our full Board is to grant equity compensation to our newly elected or reelected directors which is to vest as to 100% of the grants in one year.  Vesting is to be subject to continued service on our Board during the full year.

Prior Program.  During 2007, we did not have a predetermined or automatic annual or other periodic program for grants of equity compensation to our directors.  Equity compensation was granted as and when determined appropriate by our Compensation Committee or our full Board.

Compensation of Employee Director

Mr. Koehler was compensated as a full-time employee and officer but received no additional compensation for service as a Board member during 2007.  Information regarding the compensation awarded to Mr. Koehler is included in the “Summary Compensation Table” below.

Director Compensation Table

The following table summarizes the compensation of our directors for the year ended December 31, 2007:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)		Total ($)
William L. Jones	$80,000	$61,121	(3)	$141,121
Terry L. Stone	$22,000	$67,912	(4)	$89,912
John L. Prince	$12,000	$67,912	(5)	$79,912
Douglas L. Kieta	$12,000	$67,912	(6)	$79,912
Robert P. Thomas(7)	$15,000	$67,912	(7)	$82,912
Daniel A. Sanders(8)	$9,000	$79,664	(8)	$88,664
Larry D. Layne(9)	$1,000	$—		$1,000

  __________
(1)
For a description of annual director fees and fees for chair positions, see the disclosure above under “Compensation of Directors—Cash Compensation.” The value of perquisites and other personal benefits was less than $10,000 in aggregate for each director.

(2)
The amounts shown are the compensation costs recognized in our financial statements for 2007 related to shares of restricted stock awarded to each director in 2007 or 2006 in accordance with the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment,” referred to in this Proxy Statement as SFAS No. 123R.  The fair values of the shares of restricted stock awarded were calculated based on the fair market value of our common stock on the grant date.  No grants of restricted stock were made in prior years.

(3)
At December 31, 2007, Mr. Jones held 31,200 shares from stock awards, including 18,720 unvested shares, and also held options to purchase an aggregate of 50,000 shares of common stock.  Mr. Jones was granted 31,200 shares of our common stock on October 4, 2006, having an aggregate grant date fair value of $407,472, calculated based on the fair market value of our common stock on the grant date.

(4)
At December 31, 2007, Mr. Stone held 15,600 shares from stock awards, including 5,200 unvested shares, and also held options to purchase an aggregate of 15,000 shares of common stock.  Mr. Stone was granted 15,600 shares of our common stock on October 4, 2006, having an aggregate grant date fair value of $203,736, calculated based on the fair market value of our common stock on the grant date.

(5)
At December 31, 2007, Mr. Prince held 15,600 shares from stock awards, including 5,200 unvested shares, and also held options to purchase an aggregate of 15,000 shares of common stock.  Mr. Prince was granted 15,600 shares of our common stock on October 4, 2006, having an aggregate grant date fair value of $203,736, calculated based on the fair market value of our common stock on the grant date.

(6)
At December 31, 2007, Mr. Kieta held 15,600 shares from stock awards, including 5,200 unvested shares.  Mr. Kieta was granted 15,600 shares of our common stock on October 4, 2006, having an aggregate grant date fair value of $203,736, calculated based on the fair market value of our common stock on the grant date.

(7)
Mr. Thomas resigned as a director on October 1, 2007.  At December 31, 2007, Mr. Thomas held 5,200 shares from stock awards.  Mr. Thomas was granted 15,600 shares of our common stock on October 4, 2006, having an aggregate grant date fair value of $203,736, calculated based on the fair market value of our common stock on the grant date, of which 10,400 shares were forfeited upon his resignation on October 1, 2007.

(8)
Mr. Sanders resigned as a director on October 8, 2007.  Mr. Sanders was granted 15,600 shares of our common stock on January 12, 2007, having an aggregate grant date fair value of $238,992, calculated based on the fair market value of our common stock on the grant date, of which 10,400 shares were forfeited upon his resignation on October 8, 2007.  Mr. Sanders is the majority owner of Front Range Energy, LLC, an entity of which we are a minority owner and with which we have entered into an Amended and Restated Ethanol Purchase and Sale Agreement dated as of August 9, 2006.  See “Certain Relationships and Related Transactions” below.

(9)	Mr. Layne was appointed as a director on December 20, 2007.

Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a pending or completed action, suit or proceeding if the officer or director acted in good faith and in a manner the officer or director reasonably believed to be in the best interests of the corporation.

Our certificate of incorporation provides that, except in certain specified instances, our directors shall not be personally liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors, except liability for the following:

•	any breach of their duty of loyalty to our company or our stockholders;
•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; and
•	any transaction from which the director derived an improper personal benefit.

In addition, our certificate of incorporation and bylaws obligate us to indemnify our directors and officers against expenses and other amounts reasonably incurred in connection with any proceeding arising from the fact that such person is or was an agent of ours.  Our bylaws also authorize us to purchase and maintain insurance on behalf of any of our directors or officers against any liability asserted against that person in that capacity, whether or not we would have the power to indemnify that person under the provisions of the Delaware General Corporation Law.  We have entered and expect to continue to enter into agreements to indemnify our directors and officers as determined by our Board.  These agreements provide for indemnification of related expenses including attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding.  We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.  We also maintain directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty.  They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders.  Furthermore, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.  At present, there is no pending litigation or proceeding involving any of our directors, officers or employees regarding which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

Insofar as the provisions of our certificate of incorporation or bylaws provide for indemnification of directors or officers for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), we have been informed that in the opinion of the Securities and Exchange Commission this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

PROPOSAL TWO —
APPROVAL OF PREFERRED STOCK TRANSACTION

Preliminary Note

A vote of our stockholders is not required by law or other applicable regulations to approve the Purchase Agreement (as defined below) or the transactions contemplated by the Purchase Agreement, including the initial issuance and sale of shares of our Series B Preferred Stock, as described below; provide, however, that approval by our stockholders of the future issuance of dividend shares (“Dividend Shares”) or conversion shares (“Conversion Shares”) as a result of a conversion price adjustment pursuant to the Certificate of Designations (as defined below), or both, may be required pursuant to NASDAQ Marketplace Rule 4350(i) depending on the amount of Dividend Shares or Conversion Shares to be issued in the future under the Certificate of Designations.  In addition, under the Purchase Agreement, we have committed to, as soon as practicable, use our commercially best efforts to hold a meeting of our stockholders to approve the Purchase Agreement and the transactions contemplated by the Purchase Agreement, including the future issuance of any Dividend Shares and Conversion Shares.

Regardless of the outcome of this proposal, the issuance and sale of shares of our Series B Preferred Stock, as described below, will remain a duly approved and fully consummated transaction, except that the future issuance of any Dividend Shares and the issuance of any Conversion Shares may be limited as provided in the Certificate of Designations.

If this proposal is not approved, the Certificate of Designations will, without the prior written consent of holders of at least a majority of the then outstanding shares of our Series B Preferred Stock voting as a separate class, limit our ability to enter into any transaction that may nevertheless be deemed to be in the best interests of Pacific Ethanol if that transaction would result in the issuance of Conversion Shares in an amount in excess of the Conversion Limitation (as defined below). Accordingly, we are seeking stockholder approval of this proposal to allow us flexibility to enter into such transactions deemed to be in the best interests of Pacific Ethanol without such prior written consent.

Series B Preferred Stock Transaction

On March 18, 2008, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Lyles United, LLC (the “Purchaser”).  A copy of the Purchase Agreement is attached to this Proxy Statement as Appendix A.  The Purchase Agreement provides for the issuance and sale by us to the Purchaser of (i) 2,051,282 shares of our Series B Preferred Stock, all of which are initially convertible into an aggregate of 6,153,846 shares of our common stock based on an initial three-for-one conversion ratio, and (ii) a warrant (the “Warrant”) to purchase an aggregate of 3,076,923 shares of our common stock at an exercise price of $7.00 per share, for an aggregate purchase price of $40 million.  Subject to certain limitations described below, the proceeds from the sale of our Series B Preferred Stock and the Warrant are to be used as working capital, including for payments on our construction projects, and for other general corporate purposes.  The Purchase Agreement includes customary representations and warranties on the part of both us and the Purchaser and other customary terms and conditions.  In addition, the Purchase Agreement provides that we shall not undertake any project or series of projects involving the investment of more than $1.0 million of new capital, for the acquisition or improvement of a fixed asset which extends the life or increases the productivity of the asset, individually or in the aggregate, which is not already contemplated by our cash flow projections until we repay an aggregate of $30.0 million in debt loaned to us by the Purchaser in an unrelated prior transaction. We refer to the Purchase Agreement and the transactions contemplated by the Purchase Agreement, including the future issuance of any Dividend Shares and any Conversion Shares as the “Preferred Stock Transaction.”

On March 27, 2008, we closed the transactions contemplated by the Purchase Agreement and issued and sold the 2,051,282 shares of our Series B Preferred Stock and the Warrant to the Purchaser.

The information contained herein is not a complete statement of all provisions of the Purchase Agreement and the related agreements.  Statements made in this Proxy Statement with respect to the terms of the Purchase Agreement and such related agreements are qualified in their respective entireties by reference to the more detailed information set forth in the Purchase Agreement and such related agreements, which are attached as Appendices A-E to this Proxy Statement.

Effects on Common Stockholders

The 2,051,282 shares of our Series B Preferred Stock are initially convertible into an aggregate of 6,153,846 shares of our common stock based on an initial three-for-one conversion ratio, which amount represented approximately 10.8% of our shares of common stock outstanding (including shares of our Series A Preferred Stock and Series B Preferred Stock calculated on an as-converted basis) as of March 27, 2008, the date we consummated the issuance and sale of our Series B Preferred Stock.  Thus, the issuance of shares of our Series B Preferred Stock has diluted existing stockholders.  Also, additional dilution to our stockholders may result from the future issuance of Dividend Shares or Conversion Shares.  Dilution may materially and adversely affect our stockholders and the values of their investments in our common stock.  In addition, if ultimately issued, Dividend Shares or Conversion Shares could have the effect of delaying, deferring and discouraging another party from acquiring control of Pacific Ethanol, Inc. and would increase the Purchaser’s proportion of voting power of all of our issued and outstanding capital stock.  See immediately below for a more detailed description of the terms and the rights and preferences of the Series B Preferred Stock.

Certificate of Designations

A copy of the Certificate of Designations, Powers, Preferences and Rights of the Series B Cumulative Convertible Preferred Stock (the “Certificate of Designations”) is attached to this Proxy Statement as Appendix B.  The Certificate of Designations designates 3,000,000 shares of preferred stock as Series B Cumulative Convertible Preferred Stock.  The Series B Preferred Stock ranks senior in liquidation and dividend preferences to our common stock and on parity with respect to dividend and liquidation rights with our Series A Preferred Stock.  Holders of Series B Preferred Stock are entitled to quarterly cumulative dividends payable in arrears in cash in an amount equal to 7.0% of the purchase price per share of the Series B Preferred Stock on a pari passu basis with the holders of Series A Preferred Stock; however, subject to the consent of the Series B Preferred Stock as set forth in the Letter Agreement described below, such dividends may, at our option, be paid in additional shares of Series B Preferred Stock based initially on the value of the purchase price per share of the Series B Preferred Stock.  The holders of Series B Preferred Stock have a liquidation preference over the holders of our common stock equivalent to the purchase price per share of the Series B Preferred Stock plus any accrued and unpaid dividends on the Series B Preferred Stock but on a pro rata and pari passu basis with the holders of Series A Preferred Stock.  A liquidation will be deemed to occur upon the happening of customary events, including transfer of all or substantially all of our capital stock or assets or a merger, consolidation, share exchange, reorganization or other transaction or series of related transaction, unless holders of 66 2/3% of the Series B Preferred Stock vote affirmatively in favor of or otherwise consent that such transaction shall not be treated as a liquidation.

The holders of the Series B Preferred Stock have conversion rights initially equivalent to three shares of common stock for each share of Series B Preferred Stock. The conversion ratio is subject to customary antidilution adjustments.  In addition, antidilution adjustments are to occur in the event that we issue equity securities at a price equivalent to less than the initial conversion price of $6.50 per share, including derivative securities convertible into equity securities (on an as-converted or as-exercised basis).  If an adjustment to the conversion price would require us (i) to issue any shares of common stock upon conversion of the Series B Preferred Stock in excess of 19.99% of the total number of shares of common stock outstanding immediately prior to the closing of the transactions contemplated by the Purchase Agreement (when aggregated with all shares of common stock issued or issuable to such holders upon conversion of the Series B Preferred Stock or upon the payment of a dividend on the Series B Preferred Stock) at a price less than $6.95, which was our book value per share at December 31, 2007 (the “Conversion Limitation”), or (ii) to otherwise obtain stockholder approval of the transactions contemplated by the Purchase Agreement pursuant to NASDAQ Marketplace Rule 4350(i), and such stockholder approval has not been obtained, (a) the conversion price shall not be reduced below the maximum extent that would not require stockholder approval under NASDAQ Marketplace Rule 4350(i), and (b) we are to use our commercially best efforts to obtain such stockholder approval as soon as reasonably practicable, including by calling a special meeting of the stockholders to vote on such conversion price adjustment.  In no event are we obligated to issue any shares of common stock upon conversion of the Series B Preferred Stock in excess of the Conversion Limitation until stockholder approval has been obtained. Once stockholder approval of the transactions contemplated by the Purchase Agreement has been obtained, the Conversion Limitation shall be of no further force or effect.

Certain specified issuances will not result in antidilution adjustments (the “Anti-Dilution Excluded Securities”), including (i) securities issued to our employees, officers or directors under any option plan, agreement or other arrangement duly adopted by us, the issuance of which is approved by the Compensation Committee of our Board, (ii) any common stock issued upon conversion of the Series A Preferred Stock or as payment of dividends thereon, (iii) Series B Preferred Stock and any common stock issued upon conversion of the Series B Preferred Stock or as payment of dividends thereon, (iv) securities issued upon conversion or exercise of any derivative securities outstanding on the date the Certificate of Designations is first filed with the Delaware Secretary of State, and (v) securities issued in connection with a stock split, stock dividend, combination, reorganization, recapitalization or other similar event for which adjustment to the conversion ratio of the Series B Preferred Stock is already made.  The shares of Series B Preferred Stock are also subject to forced conversion upon the occurrence of a transaction that would result in an internal rate of return to the holders of the Series B Preferred Stock of 25% or more.  The forced conversion is to be based upon the conversion ratio as last adjusted.  Notwithstanding the foregoing, no shares of Series B Preferred Stock will be subject to forced conversion unless the shares of common stock issued or issuable to the holders upon conversion of the Series B Preferred Stock are registered for resale with the Securities and Exchange Commission and eligible for trading on The NASDAQ Stock Market or such other exchange approved by holders of 66 2/3% of the then outstanding shares of Series B Preferred Stock.  Accrued but unpaid dividends on the Series B Preferred Stock are to be paid in cash upon any conversion of the Series B Preferred Stock.

The holders of Series B Preferred Stock vote together as a single class with the holders of our Series A Preferred Stock and common stock on all actions to be taken by our stockholders.  Except as to the Preferred Stock Transaction, as to which shares of our Series B Preferred Stock shall not entitle the holder thereof to any votes at the Annual Meeting, each share of Series B Preferred Stock entitles the holder to the number of votes equal to the number of shares of common stock into which each share of Series B Preferred Stock is convertible on all matters to be voted on by our stockholders.  Each share of Series B Preferred Stock is initially convertible into three shares of our common stock and, except as provided above, is therefore initially entitled to three votes per share of Series B Preferred Stock on all matters to be voted on by our stockholders.  Notwithstanding the foregoing, the holders of Series B Preferred Stock are afforded numerous customary protective provisions with respect to certain actions that may only be approved by holders of a majority of the shares of Series B Preferred Stock. These protective provisions include limitations on (i) the increase or decrease of the number of authorized shares of Series B Preferred Stock, (ii) the increase or decrease of the number of authorized shares of other capital stock, (iii) the alteration, amendment, repeal substitution or waiver of any provision of our charter or bylaws, so as to affect adversely the voting powers, preferences or other rights, including, without limitation, the liquidation preferences, dividend rights, conversion rights, redemption rights or any reduction in the stated value of the Series B Preferred Stock, whether by merger, consolidation or otherwise, (iv) the authorization, creation or sale of any securities senior to or on parity with the Series B Preferred Stock as to voting, dividend, liquidation or redemption rights, including subordinated debt, (v) the authorization, creation or sale of any securities junior to the Series B Preferred Stock as to voting, dividend, liquidation or redemption rights, including subordinated debt, other than our common stock, (vi) the authorization, creation or sale of any shares of Series B Preferred Stock other than the shares of Series B Preferred Stock authorized, created and sold under the Purchase Agreement, (vii) engaging in a transaction that would result in an internal rate of return to holders of Series B Preferred Stock of less than 25%, (viii) the declaration or payment of any dividends or distributions on our capital stock in a cumulative amount in excess of the dividends and distributions paid on the Series A Preferred Stock and the Series B Preferred Stock, (ix) the authorization or effecting our voluntary liquidation, dissolution, recapitalization, reorganization or winding up of our business; (x) the purchase, redemption or other acquisition of any of our capital stock other than Series A Preferred Stock or Series B Preferred Stock, (xi) unless we have obtained stockholder approval of the transactions contemplated by the Purchase Agreement pursuant to NASDAQ Marketplace Rule 4350(i), the issuance or sale, or engaging in any transaction wherein we are deemed to have issued or sold, any shares of common stock or securities convertible into common stock for a consideration per share that would result in the issuance of common stock upon conversion of the Series B Preferred Stock in excess of the Conversion Limitation.

The holders of the Series B Preferred Stock are afforded preemptive rights with respect to certain securities offered by us.  The preemptive rights of the holders of the Series B Preferred Stock are subordinate to the preemptive rights of, and prior exercise thereof by, the holders of the Series A Preferred Stock.  So long as 50% of the shares of Series B Preferred Stock remain outstanding, and not including any of our securities as to which any holder of the Series A Preferred Stock has exercised its preemptive rights, each holder of Series B Preferred Stock has the right to purchase a pro rata portion of such securities equivalent to the number of shares of common stock then held by such holder (giving effect to the conversion of all shares of convertible preferred stock then held by such holder), divided by the total number of shares of common stock then held by all holders of the Series B Preferred Stock (giving effect to the conversion of all outstanding shares of convertible preferred stock then held by such holders), plus any amounts not purchased by other holders of Series B Preferred Stock. Notwithstanding the foregoing, certain proposed securities offerings will not result in preemptive rights in favor of the holders of the Series B Preferred Stock.  These offerings include offerings of Anti-Dilution Excluded Securities as well as the issuance of securities other than for cash pursuant to a merger, consolidation, acquisition or similar business combination by us approved by our Board.

Warrant

On March 27, 2008, we issued a Warrant to the Purchaser that is exercisable for up to 3,076,923 shares of our common stock at an exercise price of $7.00 per share at any time during the period commencing on the date that is six months and one day from the date of the Warrant and ending ten years from the date of the Warrant.  The Warrant contains customary anti-dilution provisions for stock splits, stock dividends and the like and other customary terms and conditions.  A copy of the Warrant is attached to this Proxy Statement as Appendix C.

Registration Rights Agreement

On March 27, 2008, we entered into a Registration Rights Agreement with the Purchaser. A copy of the Registration Rights Agreement is attached to this Proxy Statement as Appendix D.  The Registration Rights Agreement is effective until the holders of the Series B Preferred Stock, and their affiliates, as a group, own less than 10% of the Series B Preferred Stock issued under the Purchase Agreement, including common stock into which such Series B Preferred Stock has been converted.  The Registration Rights Agreement provides that holders of a majority of the Series B Preferred Stock, including common stock into which such Series B Preferred Stock has been converted, may demand and cause us, at any time after the first anniversary of the closing, to register on their behalf the shares of common stock issued, issuable or that may be issuable upon conversion of the Series B Preferred Stock and as payment of dividends thereon, and upon exercise of the Warrant as well as upon exercise of a warrant to purchase 100,000 shares of our common stock at an exercise price of $8.00 per share and issued in connection with the extension of the maturity date of an unrelated loan (collectively, the “Registrable Securities”).  Following such demand, we are required to notify any other holders of the Series B Preferred Stock or Registrable Securities of our intent to file a registration statement and, to the extent requested by such holders, include them in the related registration statement.  We are required to keep the registration statement effective until such time as all of the Registrable Securities are sold or until such holders may avail themselves of unlimited Rule 144 for sales of Registrable Securities without registration under the Securities Act. The holders are entitled to two demand registrations on Form S-1 and unlimited demand registrations on Form S-3; provided, however, that we are not obligated to effect more than one demand registration on Form S-3 in any calendar year.

In addition to the demand registration rights afforded the holders under the Registration Rights Agreement, the holders are entitled to “piggyback” registration rights. These rights entitle the holders who so elect to be included in registration statements to be filed by us with respect to other registrations of equity securities. The holders are entitled to unlimited “piggyback” registration rights.

Certain customary limitations to our registration obligations are included in the Registration Rights Agreement. These limitations include our right to, in good faith, delay or withdrawal registrations requested by the holders under demand and “piggyback” registration rights, and the right to exclude certain portions of holders’ Registrable Securities upon the advice of our underwriters. Following the registration of securities in which the holders’ Registrable Securities are included, we are obligated to refrain from registering any of our equity securities or securities convertible into equity securities until the earlier of the sale of all Registrable Securities subject to such registration statement and 180-days following the effectiveness of such registration statement. The Registration Rights Agreement also provides for customary registration procedures. We are responsible for all costs of registration, plus the reasonable fees of one legal counsel for the holders, which fees are not to exceed $25,000 per registration.

The Registration Rights Agreement includes customary cross-indemnity provisions under which we are obligated to indemnify the holders and their affiliates as a result of losses caused by untrue or allegedly untrue statements of material fact contained or incorporated by reference in any registration statement under which Registrable Securities are registered, including any prospectuses or amendments related thereto. Our indemnity obligations also apply to omissions of material facts and to any failure on our part to comply with any law, rule or regulation applicable to such registration statement. Each holder is obligated to indemnify us and our affiliates as a result of losses caused by untrue or allegedly untrue statements of material fact contained in any registration statement under which Registrable Securities are registered, including any prospectuses or amendments related thereto, which statements were furnished in writing by that holder to us expressly for use in the registration statement, but only to the extent of the net proceeds received by that holder with respect to securities sold pursuant to such registration statement. The holders’ indemnity obligations also apply to omissions of material facts on the part of the holders.

In addition, the Registration Rights Agreement provides for reasonable access on the part of the Purchaser to all of our books, records and other information and the opportunity to discuss the same with our management.  The Registration Rights Agreement includes customary representations and warranties on the part of both us and the Purchaser and other customary terms and conditions.

Letter Agreement

On March 27, 2008, we entered into a Letter Agreement with the Purchaser under which we expressly waived our rights under the Certificate of Designations to make dividend payments in additional shares of Series B Preferred Stock in lieu of cash dividend payments without the prior written consent of the Purchaser.  A copy of the Letter Agreement is attached to this Proxy Statement as Appendix E.

Required Vote of Stockholders

The approval of the Preferred Stock Transaction requires the affirmative votes of a majority of the total votes cast on this proposal of the shares of our common stock and Series A Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote.

In accordance with NASDAQ Marketplace Rule 4350(i), shares of our Series B Preferred Stock shall not entitle the holder thereof to any votes as to the approval of the Preferred Stock Transaction.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PREFERRED STOCK TRANSACTION.

PROPOSAL THREE —
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed the independent registered public accounting firm of Hein & Associates LLP to audit and comment on our financial statements for the year ending December 31, 2008, and to conduct whatever audit functions are deemed necessary.  Hein & Associates LLP audited our financial statements for the year ended December 31, 2007 that were included in our most recent Annual Report on Form 10-K.

A representative of Hein & Associates LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

Required Vote of Stockholders

Although a vote of stockholders is not required on this proposal, our Board is asking our stockholders to ratify the appointment of our independent registered public accounting firm.  The ratification of the appointment of our independent registered public accounting firm requires the affirmative votes of a majority of the votes of the shares of our common stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote, which shares voting affirmatively must also constitute at least a majority of the voting power required to constitute a quorum.

In the event that our stockholders do not ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm, the appointment will be reconsidered by our Audit Committee.  Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2008.

OTHER MATTERS

Our Board knows of no other matters to be brought before the Annual Meeting.  However, if other matters should come before the Annual Meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

AUDIT MATTERS

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by Hein & Associates LLP for the years ended December 31, 2007 and 2006.

	2007	2006
Audit Fees	$1,201,300	$1,389,710
Audit-Related Fees	38,800	82,683
Tax Fees	2,200	48,011
All Other Fees	—	—
Total	$1,242,300	$1,520,404

Audit Fees.  Consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Forms 10-K and 10-KSB, and reviews of our interim consolidated financial statements included in our Quarterly Reports on Forms 10-Q and our Registration Statements on Forms S-1, S-3 and S-8, including amendments thereto, and the review of our internal accounting and reporting controls as required under Section 404 of the Sarbanes-Oxley Act of 2002.

Audit-Related Fees.  Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.”  Such fees include amounts billed for professional services performed in connection with mergers and acquisitions.

Tax Fees.  Tax Fees consist of fees for professional services for tax compliance activities, including the preparation of federal and state tax returns and related compliance matters.

All Other Fees.  Consists of amounts billed for services other than those noted above.

Our Audit Committee has determined that all non-audit services provided by Hein & Associates LLP are compatible with maintaining Hein & Associates LLP’s audit independence.

Our Audit Committee is responsible for approving all audit, audit-related, tax and other services.  The Audit Committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent auditor at the beginning of the fiscal year.  Non-audit services are reviewed and pre-approved by project at the beginning of the fiscal year.  Any additional non-audit services contemplated by us after the beginning of the fiscal year are submitted to the Audit Committee chairman for pre-approval prior to engaging our independent auditor for such services.  These interim pre-approvals are reviewed with the full Audit Committee at its next meeting for ratification.  During 2007, all services performed by Hein & Associates LLP were pre-approved by our Audit Committee in accordance with these policies and applicable Securities and Exchange Commission regulations.

The following Audit Committee Report is not considered proxy solicitation material and is not deemed filed with the Securities and Exchange Commission.  Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act or under the Securities Exchange Act of 1934, as amended (“Exchange Act”) that might incorporate future filings made by us under those statutes, the Audit Committee Report will not be incorporated by reference into any such prior filings or into any future filings made by us under those statutes.

Audit Committee Report

Our Audit Committee discussed with our independent auditors all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” Prior to the inclusion and filing with the Securities and Exchange Commission of the consolidated audited financial statements in the accompanying Annual Report on Form 10-K for the year ended December 31, 2007, the Audit Committee discussed with management and reviewed our consolidated audited financial statements.  In addition, our Audit Committee obtained from our independent auditors a formal written statement indicating that no relationships existed between the auditors and Pacific Ethanol that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independent Discussions with Audit Committees,” discerned from discussions with the auditors that no relationships exist that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.  Prior to the filing of the Annual Report on Form 10-K with the Securities and Exchange Commission, and based on the review and discussions referenced above, the Audit Committee recommended to our Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007.

Respectfully submitted, Audit Committee Terry L. Stone John L. Prince Larry D. Layne

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 23, 2008, the date of the table, by:

•	each person known by us to beneficially own more than 5% of the outstanding shares of our common stock;
•	each of our directors;
•	each of our current executive officers; and
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or investment power with respect to the securities.  To our knowledge, except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.  Shares of common stock underlying derivative securities, if any, that currently are exercisable or convertible or are scheduled to become exercisable or convertible for or into shares of common stock within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group.  Percentage of beneficial ownership is based on 41,771,328 shares of common stock outstanding as of the date of the table.

Name and Address of Beneficial Owner (1)	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class
William L. Jones	Common	1,411,200	(2)	3.37%
Neil M. Koehler	Common	3,238,535		7.75%
John T. Miller.	Common	84,613		*
Joseph W. Hansen	Common	75,024		*
Christopher W. Wright	Common	82,839		*
Terry L. Stone	Common	35,600	(3)	*
John L. Prince	Common	30,600	(4)	*
Douglas L. Kieta	Common	15,600		*
Larry D. Layne	Common	15,600		*
Cascade Investment, L.L.C.	Common	10,392,724	(5)	20.27%
	Series A Preferred	4,750,000	(5)	100.00%
Lyles United, LLC	Common	6,259,846	(6)	13.03%
	Series B Preferred	2,051,282	(6)	100.00%
All executive officers and directors as a group (9 persons)	Common	4,989,611	(7)	11.92%

 __________
*	Less than 1.00%
(1)
Messrs. Jones, Koehler, Stone, Prince, Kieta and Layne are directors of Pacific Ethanol.  Messrs. Koehler, Miller, Hansen and Wright are executive officers of Pacific Ethanol.  The address of each of these persons is c/o Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California  95814.

(2)	Includes 50,000 shares of common stock underlying options issued to Mr. Jones and 1,361,200 shares of common stock held by William L. Jones and Maurine Jones, husband and wife, as community property.
(3)	Includes 15,000 shares of common stock underlying options.
(4)	Includes 15,000 shares of common stock underlying options.
(5)
Amount of common stock includes 892,724 shares of common stock held directly and 9,500,000 shares of common stock underlying our Series A Preferred Stock.  All Series A Preferred Stock held by Cascade Investment, L.L.C. may be deemed to be beneficially owned by William H. Gates III as the sole member of Cascade Investment, L.L.C.  The address for Cascade Investment, L.L.C. is 2365 Carillon Point, Kirkland, Washington 98033.

(6)
Amount of common stock includes 6,000 shares of common stock held directly, 100,000 shares of common stock underlying a warrant and 6,153,846 shares of common stock underlying our Series B Preferred Stock.  The address for Lyles United, LLC is c/o Howard Rice Nemerovski Canady Falk & Rabkin, Three Embarcadero Center, Suite 700, San Francisco, California  94111-4024.

(7)	Includes 80,000 shares of common stock underlying options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.  These officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all reports that they file.

Based solely upon a review of copies of the reports furnished to us during the year ended December 31, 2007 and thereafter, or any written representations received by us from directors, officers and beneficial owners of more than 10% of our common stock (“reporting persons”) that no other reports were required, we believe that, during 2007, all Section 16(a) filing requirements applicable to our reporting persons were met.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2007.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants or Stock Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)(2)
Equity Compensation Plans Approved by Security Holders:
1995 Plan(1)	40,000	$5.60	—
2004 Plan(2)	185,000	$7.33	—
2006 Plan	—	—	1,130,761
__________
(1)	Our Amended 1995 Incentive Stock Plan was terminated effective July 19, 2006, except to the extent of then-outstanding options.
(2)	Our 2004 Stock Option Plan was terminated effective September 7, 2006, except to the extent of then-outstanding options.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Officers

The following table sets forth certain information regarding our executive officers as of April 23, 2008:

Name	Age	Positions Held
Neil M. Koehler	50	Chief Executive Officer, President and Director
John T. Miller	62	Chief Operating Officer
Joseph W. Hansen	60	Chief Financial Officer
Christopher W. Wright	55	Vice President, General Counsel and Secretary

Neil M. Koehler has served as Chief Executive Officer, President and as a director since March 2005.  Mr. Koehler served as Chief Executive Officer of PEI California since its formation in January 2003 and as a member of its board of directors since March 2004.  Prior to his association with PEI California, Mr. Koehler was the co-founder and General Manager of Parallel Products, one of the first ethanol production facilities in California, which was sold to a public company in 1997.  Mr. Koehler was also the sole manager and sole limited liability company member of Kinergy, which he founded in September 2000, and which is now one of our wholly-owned subsidiaries.  Mr. Koehler has over 20 years of experience in the ethanol production, sales and marketing industry in the Western United States.  Mr. Koehler is the Director of the California Renewable Fuels Partnership, a Director of the Renewable Fuels Association and is a nationally-recognized speaker on the production and marketing of renewable fuels.  Mr. Koehler has a B.A. degree in Government from Pomona College.

John T. Miller has served as Chief Operating Officer since June 2006 and served as our Acting Chief Financial Officer from December 16, 2006 through June 3, 2007 and from July 19, 2007 through January 1, 2008.  Mr. Miller was employed at Calpine Corporation beginning in 2001 and served as a Senior Vice President from 2002 to 2006.  At Calpine, Mr. Miller held several roles including managing the build-out of power projects, overseeing human resources and safety programs and leading Calpine’s strategy to centralize its power plant and corporate activities.  Prior to his tenure at Calpine, Mr. Miller served from 1998 to 2001 as Vice President of Thermo Ecotek, a subsidiary of Thermo Electron, and as President of Thermo Ecotek’s Power Resources Division.  Mr. Miller directed Thermo Electron’s expansion of its independent power business in the United States, Germany and the Czech Republic.  He also represented Thermo Electron in managing the sale of the Power Resources Division to AES Corporation.  Mr. Miller also served from 1994 to 1998 as President and Chief Executive Officer of Pacific Generation Company, a subsidiary of PacifiCorp.  Prior to that time, Mr. Miller served from 1990 to 1994 as Pacific Generation Company’s Vice President of Business Development and from 1987 to 1990 as its Vice President of Operations.  In 1995, Mr. Miller completed Harvard University’s Managing Global Opportunities, an executive education program.  Mr. Miller has a B.S. degree in Mechanical Engineering from Oregon State University and an M.B.A. degree from the University of Portland.  Mr. Miller served in the United States Navy from 1967 to 1971 as a Communications Technician.

Joseph W. Hansen, has served as Chief Financial Officer since January 2008.  Before joining Pacific Ethanol, Mr. Hansen was employed as Chief Financial Officer at Joseph Scott Properties, Inc. d/b/a Joseph Scott Financial from December 2005 through June 2007.  Prior to that time, Mr. Hansen was Chief Financial Officer of National RV Holdings, Inc. from April 2004 through May 2005.  Prior to joining National RV Holdings, Inc., Mr. Hansen served in various capacities, including Chief Financial Officer and Executive Vice President, at Zacky Farms Company from October 1996 to August 2003.  Mr. Hansen received a Certified Public Accountant certificate from the State of Wisconsin and also holds a Wisconsin bar license.  Mr. Hansen has a B.B.A. degree in Accounting from the University of Wisconsin, Madison, a J.D. degree from Tulane University School of Law and an L.L.M. degree in Taxation from the New York University Graduate School of Law.

Christopher W. Wright has served as Vice President, General Counsel and Secretary since June 2006.  From April 2004 until he joined Pacific Ethanol in June 2006, Mr. Wright operated an independent consulting practice, advising companies on complex transactions, including acquisitions and financings.  Prior to that time, from January 2003 to April 2004, Mr. Wright was a partner with Orrick, Herrington & Sutcliffe, LLP, and from July 1998 to December 2002, Mr. Wright was a partner with Cooley Godward LLP, where he served as Partner-in-Charge of the Pacific Northwest office.  Mr. Wright has extensive experience advising boards of directors on compliance, securities matters and strategic transactions, with a particular focus on guiding the development of rapidly growing companies.  He has acted as general counsel for numerous technology enterprises in all aspects of corporate development, including fund-raising, business and technology acquisitions, mergers and strategic alliances.  Mr. Wright holds an A.B. in History from Yale College and a J.D. from the University of Chicago Law School.

Our officers are appointed by and serve at the discretion of our Board.  There are no family relationships among our executive officers and directors.

Compensation Discussion and Analysis

Overview of Compensation Program

This section discusses the principal components of compensation paid to our named executive officers for 2007.  Throughout this Proxy Statement, we refer to the individuals who served as our principal executive officer and principal financial officer during 2007, as well as the other individuals included in the “Summary Compensation Table” below as the “named executive officers.”  However, when we refer to “named executive officers” in the information under the heading “2008 Compensation Philosophy and Objectives,” we mean all of the individuals included in the “Summary Compensation Table” below (other than our former Chief Financial Officer) and any executive officer of Pacific Ethanol who we expect will be listed in the Summary Compensation Table for 2008.

Our Compensation Committee is responsible for establishing, implementing and administering our overall policies on compensation and the compensation to be provided to our executive officers.  Our Compensation Committee also has the responsibility for monitoring adherence with our compensation philosophy and ensuring that the total compensation paid to our executive officers is fair, reasonable and competitive.

Although our Compensation Committee makes all compensation decisions as to our executive officers, our Chief Executive Officer makes recommendations to our Compensation Committee regarding compensation for the other named executive officers.

2007 Executive Compensation

For the year ended December 31, 2007, the principal components of compensation for our named executive officers were:

•	base salary;
•	equity incentive compensation; and
•	perquisites and other personal benefits.

During 2007, our compensation philosophy was substantially similar to our compensation philosophy set forth below for 2008.  Base salary paid to each of the named executive officers was specified in their executive employment agreements.  The executive employment agreements with our Chief Executive Officer, Chief Operating and Acting Chief Financial Officer and our General Counsel were entered into prior to 2007, and were amended and restated as of December 11, 2007.  Information about the prior executive employment agreements and the amended and restated executive employment agreements can be found under the heading “Executive Employment Agreements” below.  The executive employment agreement with our former Chief Financial Officer was entered into during 2007 but was terminated in connection with his resignation in July 2007.

In addition to base salary, our named executive officers vested as to a portion of their restricted stock grants made in 2006.  We did not grant additional restricted stock to any named executive officer during 2007.  Our former Chief Financial Officer would have been entitled to a restricted stock grant under his executive employment agreement, but his resignation in July 2007 resulted in the relinquishment of any right to receive shares of restricted stock.

The restricted stock grants made in 2006 provided for immediate vesting of 25% of the shares underlying the grants, with the remaining shares to vest over the next five years as a retention tool for the relevant service period.  The annual vesting for the named executive officers (other than our former Chief Financial Officer) occurred on October 4, 2007.

We did not have any program, plan or obligation that required us to grant equity incentive compensation on specified dates, except that our executive employment agreement with our former Chief Financial Officer required us to issue a specified amount of restricted stock.  As discussed above, the executive’s right to this stock was relinquished upon his resignation in July 2007.  Information about outstanding equity incentive compensation awards held by our named executive officers and directors is contained in the “Outstanding Equity Awards at Fiscal Year-End” table below and in the “Director Compensation” table above.

During 2007, the Compensation Committee also considered granting discretionary cash bonuses to each named executive officer based on the personal performance of each named executive officer during 2007 in an amount up to 50% of each named executive officer’s base salary.  Ultimately, the Compensation Committee elected not to pay discretionary cash bonuses to any of our named executive officers because we were not profitable in 2007.

During 2007, we also provided certain of the named executive officers with perquisites and other personal benefits that the Compensation Committee believed were reasonable.  For example, we paid for the commuting, housing and other living expenses of our Chief Operating Officer and our General Counsel.  In addition, the executive employment agreements with each of the named executive officers (other than our former Chief Financial Officer) provide for certain payments upon a change in control of Pacific Ethanol.  Information regarding applicable payments under these agreements is provided under the heading “Calculation of Potential Payments upon Termination or Change in Control” below.

2008 Compensation Philosophy and Objectives

Our current compensation philosophy is based upon three central objectives:

•
To provide an executive compensation structure and system that is both competitive in the marketplace and also internally equitable based upon the weight and level of responsibilities of each executive;

•	To attract, retain and motivate qualified executives within this structure, and reward them for outstanding performance-to-objectives and business results; and

•
To structure our compensation policy so that the compensation of executive officers is dependent in part on the achievement of our current year business plan objectives and dependent in part on the long-term increase in our net worth and the resultant improvement in stockholder value, and to maintain an appropriate balance between short- and long-range performance objectives over time.

The Compensation Committee evaluates both performance and compensation to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive so that we can attract and retain superior employees in key positions.  The Compensation Committee believes that compensation packages offered to our executives, including the named executive officers, should include both cash- and equity-based compensation that reward performance as measured against established goals.

In furtherance of these objectives, our Compensation Committee has engaged Hewitt Associates LLC, a global human resources consulting firm, to conduct an annual review of our total compensation program for the named executive officers and other executives.  Hewitt Associates has provided our Compensation Committee with relevant market data and alternatives to consider when making compensation decisions as to the named executive officers and when making decisions as to the recommendations being made by our management for other executives.

In making compensation decisions, our Compensation Committee compares each element of total compensation against market data obtained by Hewitt Associates.  The sources of this data include proxy statements for publicly-traded companies within the ethanol industry and general industry published surveys that target companies with approximately $350 million, $500 million and $750 million in annual revenues.  For 2008, the Compensation Committee generally expects to set total compensation for the named executive officers at the median of compensation paid to similarly situated executives of the companies comprising the market data provided to us by Hewitt Associates.

Although there is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation, the Compensation Committee expects that  a significant percentage of total compensation for 2008 will be allocated to incentives as a result of the compensation philosophy we adopted in 2007.  The level and mix of incentive compensation will be determined by the Compensation Committee based on information provided by Hewitt Associates.

For 2008, we expect that the principal components of compensation for our named executive officers will be:

•	base salary;
•	discretionary cash bonuses;
•	equity incentive compensation; and
•	perquisites and other personal benefits.

We view the various components of compensation as related but distinct. Our Compensation Committee expects to review compensation information provided by Hewitt Associates and to consider factors such as internal equity and consistency, and other considerations it deems relevant, such as rewarding extraordinary performance, to determine the appropriate level and mix of total compensation.

Base Salary

Base salary is targeted to recognize each executive officer’s unique value and historical contributions to our success in light of salary norms in our industry and the general marketplace and to compensate them for services expected to be rendered during the fiscal year.  Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility by using market data obtained by Hewitt Associates, with the goal of establishing base salary at the median base salary paid to similarly situated executives as reflected in the market data.  The Compensation Committee expects to periodically review the base compensation of the Chief Executive Officer, and the base compensation of all other named executive officers with the Chief Executive Officer, to ensure that a competitive position is maintained.

Discretionary Cash Bonuses

The Compensation Committee expects to use discretionary cash bonuses to focus our management on achieving key company financial objectives, to motivate certain desired individual behaviors and goals and/or to reward substantial achievement of these company financial objectives and individual behaviors and goals.

We intend to use cash bonuses to reward performance achievements generally only as to years in which we are profitable.  The Compensation Committee believes that as a growth company, we should reward achievement of both personal objectives and company financial objectives such as net sales, gallons of ethanol sold, net income and operating cash flows.  Individual performance objectives of the named executive officers based on the participant’s accountability and impact on our overall operations will be determined by our Compensation Committee with target award opportunities that will be established as a percentage of base salary.  The Compensation Committee expects to target the amount of any potential discretionary cash bonuses at the median level of cash bonuses paid to similarly situated executives as reflected in the market data provided by Hewitt Associates.  To the extent that our financial performance is less than or greater than the median financial performance reflected in the market data, the Compensation Committee expects that discretionary cash bonuses will be less than or greater than the median level of cash bonuses paid to executives of our peer companies.

Our Compensation Committee has not determined whether it would attempt to recover bonuses paid based on our financial performance where our financial statements are restated in a downward direction sufficient to reduce the amount of bonus that should have been paid under applicable bonus criteria.

Equity Incentive Compensation

Our 2006 Stock Incentive Plan authorizes the issuance of up to 2,000,000 shares of our common stock pursuant to options, restricted stock, restricted stock units, stock appreciation rights, direct stock issuances and other stock-based awards to our officers, directors or key employees or to consultants that do business with us.  Our Compensation Committee has the authority to administer our 2006 Stock Incentive Plan with respect to grants to executive officers and directors, and also has authority to make equity awards under our 2006 Stock Incentive Plan to all other eligible individuals.  However, our Board may retain, reassume or exercise from time to time the power to administer our 2006 Stock Incentive Plan.  Equity awards made to members of the Compensation Committee must be authorized and approved by a disinterested majority of our Board.

We plan to use equity incentive compensation to encourage participants to focus on the long-term performance of Pacific Ethanol and to provide an opportunity for the named executive officers to increase their ownership stake in Pacific Ethanol through grants of our common stock that vest over time.  The Compensation Committee also plans to continue to use equity compensation to attract qualified executive officers and to maintain competitive levels of total compensation.

Equity incentive compensation levels will be determined based upon our financial performance, the individual performance of the participant and market data provided to the Compensation Committee by Hewitt Associates.  Although equity incentive compensation levels will vary among the participants based on their positions with Pacific Ethanol, the goal of the Compensation Committee is to provide for equity incentive grants in amounts equal to the median level of grants made to similarly situated executives as reflected in the market data.  As is the case with discretionary cash bonuses, to the extent that our financial performance is less than or greater than the median financial performance reflected in the market data, the Compensation Committee expects that equity incentive compensation levels will be less than or greater than the median level of equity incentive compensation paid to executives of our peer companies.

Historically, we have neither made equity incentive grants in connection with the release or withholding of material non-public information nor have we made any grant at a predetermined time.  However, in the future, our Compensation Committee may establish a focal grant date at which equity-based incentive compensation would periodically be determined, most likely at times when cash compensation is being reviewed and the results of our operations for our latest completed fiscal period are publicly available.  Historically, stock options granted to our directors and executive officers have generally had exercise prices at or above the fair market value of our common stock on the date of grant.

On January 17, 2008, we granted 52,650 shares of restricted stock under our 2006 Stock Inventive Plan to our new Chief Financial Officer.  The shares of restricted stock vested as to 10,530 shares on April 1, 2008 and will vest as to an additional 10,530 shares on October 4th of each of the next four years starting on October 4, 2008, subject in each case to continued employment.

On April 8, 2008, we granted shares of restricted stock under our 2006 Stock Incentive Plan to various employees, including our executive officers.  Our Chief Executive Officer was granted 79,908 shares of restricted stock, our Chief Operating Officer was granted 31,963 shares of restricted stock, our new Chief Financial Officer was granted 22,374 shares of restricted stock and our General Counsel was granted 22,374 shares of restricted stock. The shares of restricted stock will vest as to 25% on April 1st of each of the next four years starting on April 1, 2009, subject in each case to continued employment.

Perquisites and Other Personal Benefits

We expect to provide named executive officers with perquisites and other personal benefits that the Compensation Committee believes are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions.  In addition, we have entered into executive employment agreements with our Chief Executive Officer, Chief Operating Officer, new Chief Financial Officer and our General Counsel that provide for certain payments upon a change in control of Pacific Ethanol.  Information regarding applicable payments under these agreements (except as to our new Chief  Financial Officer, who began his tenure in 2008) is provided under the heading “Calculation of Potential Payments upon Termination or Change in Control” below.  The Compensation Committee expects to periodically review the levels of perquisites and other personal benefits provided to our named executive officers.

Accounting and Tax Treatment

We account for equity compensation paid to our employees under the rules of SFAS No. 123R, which requires us to estimate and record an expense over the service period of the award.  Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.  Unless and until we achieve sustained profitability, the availability to us of a tax deduction for compensation expenses will not be material to our financial position.  We structure cash bonus compensation so that it is taxable to our executives at the time it becomes available to them.

The Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals.  We currently intend that all cash compensation paid will be tax deductible by us.  However, with respect to equity compensation awards, while any gain recognized by employees from nonqualified options should be deductible, to the extent that an option constitutes an incentive stock option, gain recognized by the optionee will not be deductible if there is a disqualifying disposition by the optionee.  In addition, if we grant awards of restricted stock or restricted stock units that are not subject to performance vesting, they may not be fully deductible by us at the time the award is otherwise taxable to the employee.

The following Compensation Committee Report is not considered proxy solicitation material and is not deemed filed with the Securities and Exchange Commission.  Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act or under the Exchange Act that might incorporate future filings made by us under those statutes, the Compensation Committee Report will not be incorporated by reference into any such prior filings or into any future filings made by us under those statutes.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management, and based on that review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2008 Annual Meeting of stockholders and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2007.

Respectfully submitted, Compensation Committee Larry D. Layne John L. Prince Douglas L. Kieta Terry L. Stone

Summary Compensation Table

The following table sets forth summary information concerning the compensation of our principal executive officer, our Chief Operating Officer, who also served as our acting principal financial officer as of December 31, 2007, our Vice President, General Counsel and Secretary, and our former principal financial officer (collectively, the “named executive officers”), for all services rendered in all capacities to us for the years ended December 31, 2007 and 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)		All Other Compen -sation ($)(2)		Total ($)

Neil M. Koehler	2007	$284,615	$—	$183,362		$—		$—		$467,977
Chief Executive Officer and President	2006	$200,000	$—	$349,917		$300,000	(3)	$—		$849,917

John T. Miller	2007	$247,500	$—	$137,522		$—		$116,252	(5)	$501,274
Chief Operating Officer and Acting Chief Financial Officer(4)	2006	$88,349	$—	$262,437		$—		$—		$350,786

Christopher W. Wright	2007	$223,461	$—	$137,522		$—		$25,917	(6)	$386,900
Vice President, General Counsel and Secretary	2006	$88,349	$—	$262,437		$—		$13,995	(6)	$364,781

Douglas C. Jeffries	2007	$32,593	$—	$—	(7)	$—		$—		$32,593
Former Chief Financial Officer(7)

  _______________
(1)
The amounts shown are the compensation costs recognized in our financial statements for 2006 and 2007 related to shares of common stock awarded to certain named executive officers in 2006 in accordance with the provisions of SFAS No. 123R. The fair values of the shares of common stock were calculated based on the fair market value of our common stock on the respective grant dates.  The shares of common stock were issued under our 2006 Stock Incentive Plan.  Information regarding the vesting schedules for Messrs. Koehler, Miller and Wright is included in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table below.

(2)	The value of perquisites and other personal benefits was less than $10,000 in aggregate for each executive other than Messrs. Miller and Wright.
(3)	Represents compensation under Mr. Koehler’s Executive Employment Agreement based on the net free cash flow of Kinergy. See “Executive Employment Agreements—Neil M. Koehler” below.
(4)
Mr. Miller was our Acting Chief Financial Officer from December 16, 2006 through June 3, 2007 and from July 19, 2007 through January 1, 2008.  Joseph W. Hansen was appointed as our Chief Financial Officer effective January 2, 2008.

(5)
Amount represents perquisites or personal benefits relating to payment of or reimbursement for commuting expenses from Mr. Miller’s home to our corporate office locations in Fresno and Sacramento, California, and housing and other living expenses, as well as payment of or reimbursement for expenses associated with the relocation of Mr. Miller’s residence to close proximity with our corporate headquarters in Sacramento, California. Also includes approximately $88,000 in tax gross-up benefits associated with Mr. Miller’s relocation.

(6)
Amount represents perquisites or personal benefits relating to payment of or reimbursement for commuting expenses from Mr. Wright’s home to our corporate office locations in Fresno and Sacramento, California, and housing and other living expenses.

(7)
Mr. Jeffries was appointed as our Chief Financial Officer on June 4, 2007 and resigned as our Chief Financial Officer on July 18, 2007. Mr. Jeffries was to receive a grant of 57,500 share of our common stock, of which 7,500 shares were to vest as of Mr. Jeffries’ first day of employment and the remaining 50,000 shares were to vest at the rate of 10,000 shares each October 4, beginning on October 4, 2007 and continuing thereafter, provided that Mr. Jeffries remained in our employ.  Mr. Jeffries relinquished his right to receive any of the 57,500 shares in connection with his resignation on July 18, 2007.

Executive Employment Agreements

Neil M. Koehler

Prior Executive Employment Agreement.  Our prior Executive Employment Agreement with Neil M. Koehler dated March 23, 2005 provided for a three-year term and automatic one-year renewals thereafter, unless either Mr. Koehler or Pacific Ethanol provided written notice to the other at least ninety days prior to the expiration of the then-current term.  Mr. Koehler was to receive a base salary of $200,000 per year and was entitled to receive a cash bonus not to exceed 50% of his base salary to be paid based upon performance criteria established by the Board on an annual basis and an additional cash bonus not to exceed 50% of the net free cash flow of Kinergy Marketing, LLC (defined as revenues of Kinergy Marketing, LLC, less his salary and performance bonus, less capital expenditures and all expenses incurred specific to Kinergy Marketing, LLC), subject to a maximum of $300,000 in any given year; provided, that such bonus was to be reduced by ten percentage points each year, such that 2009 was to be the final year of such bonus at 10% of net free cash flow.  Kinergy Marketing, LLC is one of our wholly-owned subsidiaries.  Our prior Executive Employment Agreement with Mr. Koehler also include other customary terms and conditions, including certain specified employee benefits, payments and entitlements upon termination without cause or termination by Mr. Koehler for good reason or in the event of a change in control.

New Executive Employment Agreement.  Our new Executive Employment Agreement with Mr. Koehler dated as of December 11, 2007 provides for at-will employment.  Mr. Koehler is to receive a base salary of $300,000 per year and is eligible to receive an annual discretionary cash bonus of up to 70% of his base salary, to be paid based upon performance criteria set by the Board and an additional cash bonus not to exceed 50% of the net free cash flow of Kinergy Marketing, LLC (defined as revenues of Kinergy Marketing, LLC, less Mr. Koehler’s salary and performance bonus, less capital expenditures and all expenses incurred specific to Kinergy Marketing, LLC), subject to a maximum of $300,000 in any given year; provided, that such bonus will be reduced by ten percentage points each year, commencing in 2005, such that 2009 will be the final year of such bonus at 10% of net free cash flow.

Upon termination by Pacific Ethanol without cause, resignation by Mr. Koehler for good reason or upon Mr. Koehler’s disability, Mr. Koehler is entitled to receive (i) severance equal to twelve months of base salary, (ii) continued health insurance coverage for twelve months, and (iii) accelerated vesting of 25% of all shares or options subject to any equity awards granted to Mr. Koehler prior to Mr. Koehler’s termination which are unvested as of the date of termination.  Notwithstanding the foregoing, if Mr. Koehler is terminated without cause or resigns for good reason within three months before or twelve months after a change in control, Mr. Koehler is entitled to (a) severance equal to eighteen months of base salary, (b) continued health insurance coverage for eighteen months, and (c) accelerated vesting of 100% of all shares or options subject to any equity awards granted to Mr. Koehler prior to Mr. Koehler’s termination that are unvested as of the date of termination.

The term “for good reason” is defined in the new Executive Employment Agreement as (i) the assignment to Mr. Koehler of any duties or responsibilities that result in the material diminution of Mr. Koehler’s authority, duties or responsibility, (ii) a material reduction by Pacific Ethanol in Mr. Koehler’s annual base salary, except to the extent the base salaries of all other executive officers of Pacific Ethanol are accordingly reduced, (iii) a relocation of Mr. Koehler’s place of work, or Pacific Ethanol’s principal executive offices if Mr. Koehler’s principal office is at such offices, to a location that increases Mr. Koehler’s daily one-way commute by more than thirty-five miles, or (iv) any material breach by Pacific Ethanol of any material provision of the new Executive Employment Agreement.

The term “cause” is defined in the new Executive Employment Agreement as (i) Mr. Koehler’s indictment or conviction of any felony or of any crime involving dishonesty, (ii) Mr. Koehler’s participation in any fraud or other act of willful misconduct against Pacific Ethanol, (iii) Mr. Koehler’s refusal to comply with any lawful directive of Pacific Ethanol, (iv) Mr. Koehler’s material breach of his fiduciary, statutory, contractual, or common law duties to Pacific Ethanol, or (v) conduct by Mr. Koehler which, in the good faith and reasonable determination of the Board, demonstrates gross unfitness to serve; provided, however, that in the event that any of the foregoing events is reasonably capable of being cured, Pacific Ethanol shall, within twenty days after the discovery of such event, provide written notice to Mr. Koehler describing the nature of such event and Mr. Koehler shall thereafter have ten business days to cure such event.

A “change in control” of Pacific Ethanol is deemed to have occurred if, in a single transaction or series of related transactions (i) any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act), or persons acting as a group, other than a trustee or fiduciary holding securities under an employee benefit program, is or becomes a “beneficial owner” (as defined in Rule 13-3 under the Exchange Act), directly or indirectly of securities of Pacific Ethanol representing a majority of the combined voting power of Pacific Ethanol, (ii) there is a merger, consolidation or other business combination transaction of Pacific Ethanol with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of Pacific Ethanol outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of Pacific Ethanol (or the surviving entity) outstanding immediately after such transaction, or (iii) all or substantially all of our assets are sold.

John T. Miller

Prior Executive Employment Agreement.  Our prior Executive Employment Agreement with John T. Miller dated June 26, 2006 provided for a one-year term and automatic one-year renewals thereafter, unless either Mr. Miller or Pacific Ethanol provided written notice to the other at least ninety days prior to the expiration of the then-current term.  Mr. Miller was to receive a base salary of $185,000 per year.  All other terms and conditions of Mr. Miller’s prior Executive Employment Agreement were substantially the same as those contained in Mr. Koehler’s prior Executive Employment Agreement, except that Mr. Miller was not entitled to any bonus based on the net free cash flow of Kinergy Marketing, LLC and was entitled to reimbursement of his costs associated with his relocation to the city where Pacific Ethanol’s corporate headquarters are located.

New Executive Employment Agreement.  Our new Executive Employment Agreement with Mr. Miller dated as of December 11, 2007 provides for at-will employment.  Mr. Miller is to receive a base salary of $250,000 per year and is eligible to receive an annual discretionary cash bonus of up to 50% of his base salary, to be paid based upon performance criteria set by the Board.  All other terms and conditions of Mr. Miller’s new Executive Employment Agreement are substantially the same as those contained in Mr. Koehler’s new Executive Employment Agreement, except that Mr. Miller is not entitled to any bonus based on the net free cash flow of Kinergy Marketing, LLC.

Christopher W. Wright

Prior Executive Employment Agreement.  Our prior Executive Employment Agreement with Christopher W. Wright dated June 26, 2006 provided for a one-year term and automatic one-year renewals thereafter, unless either Mr. Wright or Pacific Ethanol provided written notice to the other at least ninety days prior to the expiration of the then-current term.  Mr. Wright was to receive a base salary of $185,000 per year.  All other terms and conditions of Mr. Wright’s prior Executive Employment Agreement were substantially the same as those contained in Mr. Koehler’s prior Executive Employment Agreement, except that Mr. Wright was not entitled to any bonus based on the net free cash flow of Kinergy Marketing, LLC and was entitled to reimbursement of his costs associated with his relocation to the city where Pacific Ethanol’s corporate headquarters are located.

New Executive Employment Agreement.  Our new Executive Employment Agreement with Mr. Wright dated as of December 11, 2007 provides for at-will employment.  Mr. Wright is to receive a base salary of $225,000 per year and is eligible to receive an annual discretionary cash bonus of up to 50% of his base salary, to be paid based upon performance criteria set by the Board.  All other terms and conditions of Mr. Wright’s new Executive Employment Agreement are substantially the same as those contained in Mr. Koehler’s new Executive Employment Agreement, except that Mr. Wright is not entitled to any bonus based on the net free cash flow of Kinergy Marketing, LLC.

Grants of Plan-Based Awards

There were no grants of plan-based awards made to our named executive officers during the year ended December 31, 2007.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information about outstanding equity awards held by our named executive officers as of December 31, 2007.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Neil M. Koehler	56,160	$461,074
John T. Miller	42,120	$345,805
Christopher W. Wright	42,120	$345,805
Douglas C. Jeffries	—	$—
___________________
(1)
The stock awards reported in the above table represent shares of stock granted under our 2006 Stock Incentive Plan on October 4, 2006.  Mr. Koehler’s grant vests as to 14,040 shares on each of the next four anniversaries of October 4, 2007. Messrs. Miller’s and Wright’s grants each vest as to 10,530 shares on each of the next four anniversaries of October 4, 2007.

(2)	Represents the fair market value per share of our common stock on December 31, 2007, which was $8.21, multiplied by the number of shares that had not vested as of December 31, 2007.

Option Exercises and Stock Vested

The following table summarizes the vesting of stock awards for each of our named executive officers for the year ended December 31, 2007:

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Neil M. Koehler	14,040	$130,572
John T. Miller	10,530	$97,929
Christopher W. Wright	10,530	$97,929
Douglas C. Jeffries	—	$—

___________________
(1)
Represents the closing price of a share of our common stock on the date of vesting multiplied by the number of shares that vested on such date, including any shares that were withheld by us to satisfy minimum employment withholding taxes.

Potential Payments upon Termination or Change in Control

Executive Employment Agreements.  We have entered into agreements with our named executive officers that provide certain benefits upon the termination of their employment under certain prescribed circumstances.  Those agreements are described above under “Executive Employment Agreements” above.

2006 Stock Incentive Plan.  Under our 2006 Stock Incentive Plan, if a change in control occurs, each outstanding equity award under the discretionary grant program will automatically accelerate in full, unless (i) that award is assumed by the successor corporation or otherwise continued in effect, (ii) the award is replaced with a cash retention program that preserves the spread existing on the unvested shares subject to that equity award (the excess of the fair market value of those shares over the exercise or base price in effect for the shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those shares, or (iii) the acceleration of the award is subject to other limitations imposed by the plan administrator.  In addition, all unvested shares outstanding under the discretionary grant and stock issuance programs will immediately vest upon the change in control, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect or accelerated vesting is precluded by other limitations imposed by the plan administrator.  Each outstanding equity award under the stock issuance program will vest as to the number of shares of common stock subject to that award immediately prior to the change in control, unless that equity award is assumed by the successor corporation or otherwise continued in effect or replaced with a cash retention program similar to the program described in clause (ii) above or unless vesting is precluded by its terms.  Immediately following a change in control, all outstanding awards under the discretionary grant program will terminate and cease to be outstanding except to the extent assumed by the successor corporation or its parent or otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction.

The plan administrator will have the discretion to structure one or more equity awards under the discretionary grant and stock issuance programs so that those equity awards will vest in full either immediately upon a change in control or in the event the individual’s service with us or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction, whether or not those equity awards are to be assumed or otherwise continued in effect or replaced with a cash retention program.

The definition of “change in control” under our 2006 Stock Incentive Plan is substantially the same as provided under “Executive Employment Agreements” above.

Calculation of Potential Payments upon Termination or Change in Control

In accordance with the rules of the Securities and Exchange Commission, the following table presents our estimate of the benefits payable to the named executive officers under our 2006 Stock Incentive Plan and their executive employment agreements assuming that for each of Messrs. Koehler, Miller and Wright (i) a “change in control” occurred on December 31, 2007, the last business day of 2007, and (a) there was a termination by the executive “for good reason,” or by us without “cause” within three months before or twelve months after the change in control, or (b) none of the executives’ equity awards were assumed by the successor corporation or replaced with a cash retention program, (ii) a qualifying termination occurred on December 31, 2007, which is a termination by the executive “for good reason,” by us without “cause” or upon the executive’s disability, or (iii) a non-qualifying termination occurred on December 31, 2007, which is a voluntary termination by the executive other than “for good reason” or by us for “cause.”  See “Executive Employment Agreements” above for definitions of “for good reason,” “cause” and “change in control.”  Douglas C. Jeffries, our former Chief Financial Officer, resigned on July 18, 2007 and is therefore excluded from the table below.

Name	Trigger	Salary and Bonus(1)	Continuation of Benefits(2)	Value of Stock Acceleration(3)	Total Value(4)

Neil M. Koehler	Change in Control	$450,000	$44,947	$461,074	$956,021
	Qualifying Termination	$300,000	$29,965	$115,268	$445,233
	Non-Qualifying Termination	$—	$—	$—	$—

John T. Miller	Change in Control	$375,000	$32,046	$345,805	$752,851
	Qualifying Termination	$250,000	$21,364	$86,451	$357,815
	Non-Qualifying Termination	$—	$—	$—	$—

Christopher W. Wright	Change in Control	$337,500	$44,947	$345,805	$728,252
	Qualifying Termination	$225,000	$29,965	$86,451	$341,416
	Non-Qualifying Termination	$—	$—	$—	$—
_______________
(1)
Represents eighteen months additional salary after the date of termination in the event of a Change in Control and twelve months additional salary after the date of termination in the event of a Qualifying Termination based on the executive’s salary as of December 31, 2007.

(2)
Represents the aggregate value of the continuation of certain employee health benefits for up to eighteen months after the date of termination in the event of a Change in Control and for up to twelve months after the date of termination in the event of a Qualifying Termination.

(3)
Represents the aggregate value of the accelerated vesting of 100% of all of the executive’s unvested restricted stock grants in the event of a Change in Control and 25% of all of the executive’s unvested restricted stock grants in the event of a Qualifying Termination.  The amounts shown as the value of the accelerated restricted stock grants are based solely on the intrinsic value of the restricted stock grants as of December 31, 2007, which was calculated by multiplying (i) the fair market value of our common stock on December 31, 2007, which was $8.21, by (ii) the assumed number of shares vesting on an accelerated basis on December 31, 2007.

(4)	Excludes the value to the executive of the continuing right to indemnification and continuing coverage under our directors’ and officers’ liability insurance, if applicable.

Compensation Committee Interlocks and Insider Participation

During 2007, our Compensation Committee consisted of Messrs. Stone and Prince and, until his resignation on October 1, 2007, Mr. Thomas. Our Compensation Committee now consists of Messrs. Layne, Prince, Kieta and Stone.  None of these individuals were officers or employees of Pacific Ethanol at any time during 2007 or at any other time.  During 2007, none of our executive officers served as a member of the board of directors or compensation committee of any other entity whose executive officer(s) served on our Board or Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Approval of Related Party Transactions

Our Board has the responsibility to review and discuss with management and approve, and has adopted written policies and procedures relating to approval or ratification of, interested transactions with related parties.  During this process, the material facts as to the related party’s interest in a transaction are disclosed to all Board members or an applicable committee.  Under the policies and procedures, the Board is to review each interested transaction with a related party that requires approval and either approve or disapprove of the entry into the interested transaction.  An interested transaction is any transaction in which we are a participant and any related party has or will have a direct or indirect interest.  Transactions that are in the ordinary course of business and would not require either disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Act or approval of the Board or an independent committee of the Board pursuant to applicable NASDAQ rules would not be deemed interested transactions.  No director may participate in any approval of an interested transaction with respect to which he or she is a related party.  Our Board intends to approve only those related party transactions that are in the best interests of Pacific Ethanol and our stockholders.

Other than as described below or elsewhere in this Proxy Statement, since January 1, 2007, there has not been a transaction or series of related transactions to which Pacific Ethanol was or is a party involving an amount in excess of $120,000 and in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.  All of the below transactions, except as to Front Range Energy, LLC, were separately approved by our Board.  Our agreement with Front Range Energy, LLC was entered into prior to Daniel A. Sanders becoming a member of our Board.

Miscellaneous

We are or have been a party to employment and compensation arrangements with related parties, as more particularly described above under the headings “Compensation of Directors,” “Director Compensation Table,” “Indemnification of Directors and Officers,” and “Executive Compensation and Related Information.”  We have entered into an indemnification agreement with each of our directors and executive officers.  The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Paul P. Koehler

Paul P. Koehler, a brother of Neil M. Koehler, who is our President and Chief Executive Officer and one of our directors, is employed by us as Vice President of Business Development, at an annual salary of $190,000.  Mr. Koehler’s annual salary during 2007 was $175,000 and was increased to $190,000 effective March 1, 2008.

Thomas D. Koehler

Thomas D. Koehler, a brother of Neil M. Koehler, who is our President and Chief Executive Officer and one of our directors, was employed by us as Vice President of Public Policy and Markets, at an annual salary of $175,000 through March 31, 2008, his last day of employment with us.

Effective as of April 1, 2008, we entered into an Independent Contractor Services Agreement with Thomas D. Koehler for the provision of strategic consulting services, including in connection with promoting Pacific Ethanol and ethanol as a fuel additive and transportation fuel with governmental agencies.  Mr. Koehler is to be compensated at a rate of $12,500 per month.

William L. Jones

During 2007, we began selling corn to Tri-J Land & Cattle, an entity owned by William L. Jones, our Chairman of the Board and a director. We are not under contract with Tri-J Land & Cattle, but we sell rolled corn to Tri-J Land & Cattle on a spot basis as needed.  Sales of rolled corn to Tri-J Land & Cattle totaled $166,000 for the year ended December 31, 2007.  Accounts receivable from Tri-J Land & Cattle totaled $7,000 at December 31, 2007.

Front Range Energy, LLC – Daniel A. Sanders

On October 17, 2006, we acquired approximately 42% of the outstanding membership interests of Front Range Energy, LLC, which owns and operates an ethanol production facility located in Windsor, Colorado.  Daniel A. Sanders, one of our former directors, is the majority owner of Front Range Energy, LLC. Mr. Sanders resigned as a director on October 8, 2007.

On August 9, 2006, Kinergy Marketing, LLC, one of our wholly-owned subsidiaries, entered into an Amended and Restated Ethanol Purchase and Sale Agreement dated as of August 9, 2006 with Front Range Energy, LLC.  The agreement amended an underlying agreement first signed on August 31, 2005.  The agreement is effective for three years with automatic renewals for additional one-year periods thereafter unless a party to the agreement delivers written notice of termination at least 60 days prior to the end of the original or renewal term.  Under the agreement, Kinergy Marketing, LLC is to provide denatured fuel ethanol marketing services for Front Range Energy, LLC.  Kinergy Marketing, LLC is to have the exclusive right to market and sell all of the ethanol from the ethanol production facility owned by Front Range Energy, LLC, an estimated 40 million gallons per year.  Pursuant to the terms of the agreement, the purchase price of the ethanol may be negotiated from time to time between Kinergy Marketing, LLC and Front Range Energy, LLC without regard to the price at which Kinergy Marketing, LLC will re-sell the ethanol to its customers.  Alternatively, Kinergy Marketing, LLC may pay to Front Range Energy, LLC the gross payments received by Kinergy Marketing, LLC from third parties for forward sales of ethanol, referred to as the purchase price, less certain transaction costs and fees.  From the purchase price, Kinergy Marketing, LLC may deduct all reasonable out-of-pocket and documented costs and expenses incurred by or on behalf of Kinergy Marketing, LLC in connection with the marketing of ethanol pursuant to the agreement, including truck, rail and terminal costs for the transportation and storage of the facility’s ethanol to third parties and reasonable, documented out-of-pocket expenses incurred in connection with the negotiation and documentation of sales agreements between Kinergy Marketing, LLC and third parties, collectively referred to as the transaction costs.  From the purchase price, Kinergy Marketing, LLC may also deduct and retain the product of 1.0% multiplied by the difference between the purchase price and the transaction costs.  In addition, Kinergy Marketing, LLC is to split the profit from any logistical arbitrage associated with ethanol supplied by Front Range Energy, LLC.

During 2007, purchases by us from Front Range Energy, LLC totaled $118,471,236.  Accounts receivable from Front Range Energy, LLC totaled $236,041 at December 31, 2007.  Accounts payable to Front Range Energy, LLC totaled $2,765,853 at December 31, 2007.

Cascade Investment, L.L.C.

For the year ended December 31, 2007, we declared and paid dividends to Cascade Investment, L.L.C. in respect of our Series A Preferred Stock in the aggregate amount of $4,200,000 comprised of cash dividends in the aggregate amount of $3,150,000 for the first three quarters and a dividend payment-in-kind in the amount of $1,050,000 that was issued as 65,625 shares of Series A Preferred Stock for the fourth quarter.

OTHER INFORMATION

Stockholder Proposals

Pursuant to Rule 14a–8 under the Exchange Act, proposals by stockholders that are intended for inclusion in our Proxy Statement and proxy card and to be presented at our next annual meeting must be received by us no later than 120 calendar days in advance of the one-year anniversary of the date of this Proxy Statement in order to be considered for inclusion in our proxy materials relating to the next annual meeting.  Such proposals shall be addressed to our corporate Secretary at our corporate headquarters and may be included in next year’s annual meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

Proposals by stockholders that are not intended for inclusion in our proxy materials may be made by any stockholder who timely and completely complies with the notice procedures contained in our bylaws, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law.  However, stockholder nominations of persons for election to our Board at a special meeting may only be made if our Board has determined that directors are to be elected at the special meeting.

To be timely, a stockholder’s notice regarding a proposal not intended for inclusion in our proxy materials must be delivered to our secretary at our corporate headquarters not later than:

•
In the case of an annual meeting, the close of business on the 45th day before the first anniversary of the date on which we first mailed our proxy materials for the prior year’s annual meeting of stockholders.  However, if the date of the meeting has changed more than 30 days from the date of the prior year’s meeting, then in order for the stockholder’s notice to be timely it must be delivered to our corporate Secretary a reasonable time before we mail our proxy materials for the current year’s meeting.  For purposes of the preceding sentence, a “reasonable time” coincides with any adjusted deadline we publicly announce.

•	In the case of a special meeting, the close of business on the 7th day following the day on which we first publicly announce the date of the special meeting.

Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth in our bylaws and summarized above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.

Available Information

We are subject to the informational requirements of the Exchange Act.  In accordance with the Exchange Act, we file reports, proxy statements and other information with the Securities and Exchange Commission.  These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C.  20549.  The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330.  Our common stock trades on The NASDAQ Global Market under the symbol “PEIX.”

Annual Report

A copy of our Annual Report for the year ended December 31, 2007 accompanies this Proxy Statement.  The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part of our proxy solicitation materials.

Copies of our Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2007 will be furnished by first class mail, without charge, to any person from whom the accompanying proxy is solicited upon written or oral request to Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California  95814, Attention:  Investor Relations, telephone (916) 403-2123.  If exhibit copies are requested, a copying charge of $0.20 per page applies.  In addition, all of our public filings, including our Annual Report, can be found free of charge on the website of the Securities and Exchange Commission at http://www.sec.gov.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

PROXY FOR 2008 ANNUAL MEETING OF STOCKHOLDERS

PACIFIC ETHANOL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Pacific Ethanol, Inc. (the “Company”) hereby constitutes and appoints Neil M. Koehler and William L. Jones, with the power to appoint their substitutes, as attorney and proxy to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 2008 Annual Meeting of stockholders of the Company to be held at 9:00 a.m., local time, on Wednesday, June 11, 2008 at the Holiday Inn Capitol Plaza, 300 J Street, Sacramento, California  95814, and at any adjournment or adjournments thereof, upon the below proposals.  The Company’s Board of Directors recommends a vote “FOR” each of the following proposals:

1.	To elect six directors to serve on the Company’s Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified, as follows:

☐  FOR all nominees listed below, except                                                                                     ☐  WITHHOLD AUTHORITY to
       as marked to the contrary below                                                                                                      vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list provided below.)

William L. Jones
Neil M. Koehler
Terry L. Stone
John L. Prince
Douglas L. Kieta
Larry D. Layne

2.
To consider and approve the Securities Purchase Agreement dated March 18, 2008 between Pacific Ethanol, Inc. and Lyles United, LLC (the “Purchase Agreement”) and the transactions contemplated by the Purchase Agreement, including the issuance of any dividend shares and the issuance of any conversion shares as a result of a conversion price adjustment pursuant to Section 5(d) of the Certificate of Designations, Powers, Preferences and Rights of the Series B Cumulative Convertible Preferred Stock (the “Certificate of Designations”).  Copies of the Purchase Agreement and the Certificate of Designations are attached as Appendix A and Appendix B, respectively, to the Proxy Statement.

☐  FOR approval                                                      ☐  AGAINST approval                                                                ☐  ABSTAIN

3.	To ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2008.

☐  FOR approval                                                      ☐  AGAINST approval                                                                ☐  ABSTAIN

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS.  ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED.  THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Please mark, date, sign and return this proxy promptly in the enclosed envelope.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

DATED: (Signature of Stockholder(s)) (Print Name(s) Here) ☐ PLEASE CHECK IF YOU ARE PLANNING TO ATTEND THE ANNUAL MEETING.

APPENDIX A

SECURITIES PURCHASE AGREEMENT

Between

PACIFIC ETHANOL, INC.

and

LYLES UNITED, LLC

Dated March 18, 2008

A-i

A-ii

INDEX TO SCHEDULES

SCHEDULE 2.1	Organization
SCHEDULE 2.6	Authorized Capital Stock
SCHEDULE 2.7	Financial Statements
SCHEDULE 2.9	Changes
SCHEDULE 2.10	Litigation
SCHEDULE 2.13	Assets
SCHEDULE 2.15	Title to Properties; Encumbrances
SCHEDULE 2.19	Assumptions
SCHEDULE 2.26	Environmental Reports
SCHEDULE 2.31	Registration Rights
SCHEDULE 2.33	Disclosure
SCHEDULE 2.35	SEC and NASDAQ Matters

INDEX TO EXHIBITS

EXHIBIT A	Form of Warrant
EXHIBIT B	Certificate of Incorporation (including the Series A Certificate of Designations)
EXHIBIT C	Form of Series B Certificate of Designations
EXHIBIT D	Form of Registration Rights Agreement
EXHIBIT E	Form of Series A Preferred Stockholder Consent and Waiver
EXHIBIT F	Form of Opinion of Company’s Counsel

A-iii

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT is made on the 18th day of March, 2008 (the “Agreement”), by and between Pacific Ethanol, Inc., a Delaware corporation (the “Company”), and Lyles United, LLC, a Delaware limited liability company (the “Purchaser”).  Certain capitalized terms used herein are defined in Section 6.17 of this Agreement.

WHEREAS, the Purchaser desires to purchase, and the Company desires to issue and sell, upon the terms and conditions stated in this Agreement, (i) 2,051,282 shares (the “Preferred Shares”) of the Company’s Series B Cumulative Convertible Preferred Stock, par value $.001 per share (the “Series B Preferred Stock”), and (ii) a warrant (the “Warrant”) in the form attached to this Agreement as Exhibit A to acquire up to 3,076,923 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I
PURCHASE AND SALE

1.1 Issuance, Sale and Delivery of the Preferred Shares and Warrant at the Closing.  At the Closing (as defined in Section 1.2), on the terms and subject to the conditions of this Agreement, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, 2,051,282 Preferred Shares and (ii) a Warrant to purchase 3,076,923 Warrant Shares, for the aggregate purchase price of $40,000,000.

1.2 Closing.

(a) The Closing shall take place at 10:00 a.m. at the offices of Rutan & Tucker, LLP, 611 Anton Blvd., Costa Mesa, California, on the Closing Date.  At the Closing, the Company shall issue and deliver to the Purchaser a stock certificate or certificates in definitive form, registered in the name of the Purchaser, representing 2,051,282 Preferred Shares and (ii) a Warrant in definitive form, registered in the name of the Purchaser representing the right to purchase 3,076,923 Warrant Shares.  As payment in full for the Preferred Shares and the Warrant being purchased by it under this Agreement, and against delivery of the stock certificate or certificates therefor and Warrant as aforesaid, on the Closing Date, the Purchaser shall pay to the Company by wire transfer or by such other method as may be reasonably acceptable to the Company, in immediately available funds in the amount of $40,000,000.  Such amount shall be paid to the account as shall have been designated in writing to the Purchaser at least two (2) business days prior to the Closing Date by the Company.

(b) The Company shall reimburse the Purchaser for the costs and expenses described in Section 6.1 by wire transfer or by such other method as may be reasonably acceptable to the Purchaser, in immediately available funds.  Such amounts shall be paid to the account of the Purchaser as shall have been designated in writing to the Company at least two (2) business days prior to the Closing Date by the Purchaser.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchaser that:

2.1           Organization and Qualifications.  The Company and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization as set forth in Schedule 2.1 and has the requisite power and authority to own, lease and operate its assets, properties and business and to carry on its business as it is now being conducted or proposed to be conducted.  The Company and each of its Subsidiaries is duly qualified as a foreign corporation to transact business, and is in good standing, in each jurisdiction where it owns or leases real property or maintains employees or where the nature of its activities make such qualification necessary.

2.2           Certificate of Incorporation and Bylaws.  The Company has delivered to the Purchaser true, correct, and complete copies of the Company’s Certificate of Incorporation, including all certificates of amendment and certificates of designations including the Certificate of Designations, Powers, Preferences and Rights of the Series A Cumulative Redeemable Convertible Preferred Stock (the “Series A Certificate of Designations”), copies of which are attached hereto as Exhibit B, and the Certificate of Designations, Powers, Preferences and Rights of the Series B Cumulative Convertible Preferred Stock in the form included in Exhibit C attached hereto (the “Series B Certificate of Designations” and, together with the certificate of incorporation and all certificates of amendment thereof and the Series A Certificate of Designations, the “Amended Charter”) and the Company’s Bylaws (the “Bylaws”), in each case, as in effect on the date hereof.

2.3           Corporate Power and Authority.  The Company has all requisite power and authority to execute and deliver each of the Transaction Documents to which it is a party.  The Company has all requisite legal and corporate power and authority to issue, sell and deliver the Preferred Shares and the Warrant to the Purchaser hereunder, to issue and deliver shares of Series B Preferred Stock as dividends in accordance with Section 3(a) of the Series B Certificate of Designations (the “Dividend Shares”), to issue and deliver the shares of Common Stock issuable upon conversion of the Series B Preferred Stock (the “Conversion Shares”) and to issue and deliver the Warrant Shares upon exercise of the Warrant.  The Conversion Shares and Warrant Shares have been duly reserved for issuance and when issued will be duly and validly issued, fully paid and nonassessable.

2.4           Authorization; Validity.  The Company’s: (a) execution and delivery of the Transaction Documents and performance of its obligations thereunder, (b) execution and filing of the Series B Certificate of Designations, (c) issuance, sale and delivery of the Preferred Shares and, when declared as a dividend, the Dividend Shares, (d) issuance and delivery of the Conversion Shares, (e) issuance and delivery of the Warrant, and (f) issuance and delivery of the Warrant Shares have been duly authorized by all requisite corporate action or will have been so authorized prior to the Closing Date and, other than stockholder approval and approvals of or required by The NASDAQ Stock Market, if any, no other corporate action on the part of the Company or any Subsidiary or other approval or authorization is required on the part of the Company, any Subsidiary or any person by Law or otherwise in order to make the Transaction Documents the valid, binding and enforceable obligations of the Company.  Each of the Transaction Documents, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

2.5           No Conflicts; No Violation.  The Company is not in violation of or default under any provision of its Amended Charter or Bylaws.  No Subsidiary is in violation of or default under any provision of its articles or certificate of incorporation or bylaws or, if such Subsidiary is not a corporation, similar organizational and formation documents.  The execution, delivery, and performance of, and compliance with, the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of the Preferred Shares and any Dividend Shares and issuance and delivery of the Conversion Shares, issuance and delivery of the Warrant and issuance and delivery of the Warrant Shares have not and will not (a) violate any Law or any order, injunction, ruling, writ, award, judgment or decree of any court or other agency of government or authority which is applicable to the Company or any Subsidiary or any of their assets, properties or businesses, or any provision of any indenture, agreement, contract, license, arrangement, understanding, evidence of indebtedness, note, lease or other instrument to which the Company or any Subsidiary or any of their assets, properties or businesses is bound, (b) conflict with, result in a breach of, or constitute (or, with due notice or lapse of time or both, would constitute) a default under, or give rise to any right of termination, acceleration or cancellation under, any such indenture, agreement, contract, license, arrangement, understanding, evidence of indebtedness, note, lease or other instrument, or (c) result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon the Company or any Subsidiary or any of their assets, properties or businesses. No provision of any Transaction Document violates, conflicts with, results in a breach of or constitutes (or, with due notice or lapse of time or both, would constitute) a default by any other party under any other indenture, agreement, contract, license, arrangement, understanding, evidence of indebtedness, note, lease or other instrument.

2.6           Authorized Capital Stock.

(a) The Company’s authorized capital stock consists of 10,000,000 shares of Preferred Stock, par value $.001 per share (the “Preferred Stock”), and 100,000,000 shares of Common Stock.  Immediately prior to the Closing, 40,674,464 shares of Common Stock are outstanding, 5,315,625 shares of Series A Cumulative Redeemable convertible Preferred Stock (the “Series A Preferred Stock”) are outstanding and no shares of Series B Preferred Stock are outstanding.  In addition, there are 225,000 shares of Common Stock reserved for issuance upon exercise of outstanding options for Common Stock, 1,047,511 additional shares of Common Stock reserved for issuance upon exercise of options available for grant under the Company’s stock option plans, 100,000 shares of Common Stock reserved for issuance upon exercise of outstanding warrants for Common Stock, 10,631,250 shares of Common Stock reserved for issuance upon conversion of the Series A Preferred Stock, 6,153,846 shares of Common Stock reserved for issuance upon conversion of the Series B Preferred Stock, and no shares are held in the Company’s treasury.  The stockholders of record and holders of subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of the Company, and the number of shares of Common Stock and the number of such subscriptions, warrants, options, convertible securities, and other such rights held by each are as set forth in the attached Schedule 2.6.  The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of the Company’s authorized capital stock are as set forth in the Certificate of Incorporation, the Series A Certificate of Designations and the Series B Certificate of Designations, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws.  Except as set forth in the attached Schedule 2.6: (i) no Person owns of record any share of, or is known to the Company to own beneficially more than 5% of, the Common Stock, (ii) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Company is authorized or outstanding and (iii) there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset.  Except as set forth in the attached Schedule 2.6, the Company has no obligation (contingent or other) to purchase, repurchase, redeem, retire or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof.  Except as set forth in the attached Schedule 2.6, no stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities of the Company or rights to purchase equity securities of the Company provides for acceleration or other changes in the vesting provisions or other terms of such securities, as the result of any merger, sale of stock or assets, change in control or other similar transaction by the Company.  Except as set forth in the attached Schedule 2.6, there are no voting trusts or agreements, stockholders’ agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or other similar rights or proxies relating to any of the Company’s securities (whether or not the Company is a party thereto), or agreements relating to the issuance, sale, redemption, transfer or other disposition of the Company’s securities.  All of the outstanding shares of Common Stock of the Company are duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all applicable federal and state securities laws.

(b) The Preferred Shares shall have been duly authorized and the Preferred Shares, when issued in accordance with this Agreement, and the Dividend Shares, when issued in payment of any dividend, will be duly and validly issued, fully paid and nonassessable shares of Series A Preferred Stock and will be free and clear of all liens, charges, restrictions, claims and encumbrances, other than liens, charges, restrictions, claims and encumbrances that were created by the Purchaser and restrictions on transfer imposed by this Agreement, the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws.  The Conversion Shares shall have been duly reserved for issuance upon conversion of the Preferred Shares, if any Dividend Shares shall be issued, the Dividend Shares, and the Warrant Shares shall have been duly reserved for issuance upon exercise of the Warrant and, in each case, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock and will be free and clear of all liens, charges, restrictions, claims and encumbrances, other than liens, charges, restrictions, claims and encumbrances that were created by the Purchaser and restrictions on transfer imposed by this Agreement the Securities Act and applicable state securities laws.  Except as set forth in Schedule 2.6, neither the issuance, sale or delivery of the Preferred Shares or of any Dividend Shares nor the issuance or delivery of the Conversion Shares or the Warrant Shares will be subject to any preemptive right of the Company’s stockholders or to any right of first refusal or other right in favor of any Person.  Except as set forth in Schedule 2.6, the consummation of the transactions contemplated hereunder will not result in any anti-dilution adjustment or other similar adjustment to the outstanding shares of any of the Company’s outstanding convertible, exercisable or exchangeable securities.  Any Person with any right (other than the Purchaser) to purchase securities of the Company, which would be triggered as a result of the transactions contemplated under this Agreement, has waived such rights.

2.7           Financial Statements. The Company has delivered or made available to the Purchaser the audited financial statements of the Company and its Subsidiaries as at and for the years ended December 31, 2006, unaudited financial statements for the fiscal quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 and unaudited draft financial statements as at and for the year ended December 31, 2007 (collectively, the “Financial Statements”).  Each of the Financial Statements was prepared in good faith, is complete and correct, and has been prepared in accordance with United States generally accepted accounting principles (“GAAP”) consistently applied throughout the periods covered thereby and, except as set forth in Schedule 2.7, fairly and accurately present the financial condition and operating results of the Company and its Subsidiaries as of the dates, and for the periods, indicated therein, and are consistent with the books and records of the Company and each of its Subsidiaries (which books and records are correct and complete) except that the unaudited financial statements as at and for the fiscal quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 are subject to normal year-end adjustments and the unaudited draft financial statements as at and for the year ended December 31, 2007 are subject to adjustments and could be materially different from the audited financial statements for the year ended December 31, 2007.

2.8           No Undisclosed Liabilities.  None of the Company or its Subsidiaries has any liabilities (whether accrued, absolute, contingent or otherwise, and whether due or to become due or asserted or unasserted), except (a) liabilities provided for in the Financial Statements (other than liabilities which, in accordance with GAAP, need not be disclosed), and (b) liabilities (including accounts payable) incurred since the date of the Financial Statements in the ordinary course of business consistent with past practice.  The Company knows of no basis for the assertion against the Company or any of its Subsidiaries of any liabilities not adequately reflected or reserved against in the Financial Statements.  Except as disclosed in the Financial Statements or in Schedule 2.19, none of the Company or its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person or entity.

2.9           Changes.  Except as expressly contemplated by the Transaction Documents or as set forth on Schedule 2.9, since December 31, 2007:

(a)           there has been no Material Adverse Change nor has any event occurred which could reasonably be expected to result in a Material Adverse Change;

(b)           there has not been any payment of, or declaration, setting a record date, setting aside or authorizing the payment of, any dividend or other distribution in respect of any shares of capital stock of the Company or any purchase, repurchase, retirement, redemption or other acquisition by the Company, of any of the outstanding shares of capital stock or other securities of, or other ownership interest in, the Company;

(c)           there has not been any transfer, issue, sale or other disposition by the Company of any shares of capital stock or other securities of the Company or any grant of options, warrants, calls or other rights to purchase or otherwise acquire shares of such capital stock or such other securities;

(d)           none of the Company or its Subsidiaries has materially increased the compensation payable or to become payable, or awarded or paid any bonuses to employees, officers, directors, consultants, advisors, agents, stockholders or representatives of the Company or any Subsidiary nor has the Company or any Subsidiary either entered into any employment, deferred compensation, severance or similar agreements (nor amended any such agreement) or agreed to materially increase the compensation payable or to become payable by it to any of its employees, officers, directors, consultants, advisors, agents, stockholders or representatives or agreed to materially increase the coverage or benefits available under any severance pay, deferred compensation, bonus or other incentive compensation, pension or other employee benefit plan, payment or arrangement made to, for or with such employees, officers, directors, consultants, advisors, agents, stockholders or representatives;

(e)           none of the Company or its Subsidiaries has made any loans, advances, guarantees or capital contributions to, or investments in, any Person or paid any fees or expenses to or entered into any arrangement, transaction or agreement with any Affiliate of the Company or any members of their immediate families other than ordinary advances for expenses incurred in the ordinary course of business;

(f)           there has not been satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or any Subsidiary, except in the ordinary course of business and that has not resulted in a Material Adverse Change;

(g)           there has not been any termination or material change to a material contract or arrangement by which the Company or any Subsidiary or any of their assets are bound or subject;

(h)           there has not been any resignation or termination of employment of any key employee, officer, director, consultant, advisor, agent or representative of the Company or any of its Subsidiaries;

(i)           none of the Company or its Subsidiaries has transferred any tangible or intangible assets or granted any rights under any contracts, leases, licenses, agreements or Intellectual Property (as defined in Section 2.12) used by the Company or any Subsidiary in its business which could reasonably be expected to result in a Material Adverse Change;

(j)           there has not been any damage, destruction or loss, whether or not covered by insurance, with respect to the property or assets of the Company or any Subsidiary having a replacement cost of more than $10,000 for any single loss or $25,000 for all such losses in the aggregate;

(k)           none of the Company or its Subsidiaries has mortgaged, pledged or subjected to any Lien or encumbrance any of its assets (except for Liens that do not, individually or in the aggregate, have or result in a Material Adverse Change), acquired any assets, or sold, assigned, transferred, conveyed, leased or otherwise disposed of any assets, except for assets acquired or sold, assigned, transferred, conveyed, leased or otherwise disposed of in the ordinary course of business consistent with the its past practice or liens for taxes not yet due or payable;

(l)           none of the Company or its Subsidiaries has canceled or compromised any debt or claim, or amended, canceled, terminated, relinquished, waived or released any contract or right or settled any claim;

(m)           none of the Company or its Subsidiaries has made, or entered into any binding commitment to make, any capital expenditures or capital additions or betterments in excess of $100,000 in the aggregate;

(n)           none of the Company or its Subsidiaries has incurred any debts, obligations or liabilities, whether due or to become due, except current liabilities incurred in the usual and ordinary course of business, none of which current liabilities (individually or in the aggregate) has resulted in, or could reasonably be expected to result in, a Material Adverse Change;

(o)           none of the Company or its Subsidiaries has entered into any material transaction except for the Transaction Documents;

(p)           none of the Company or its Subsidiaries has made any change in its accounting principles, methods or practices or depreciation or amortization policies or rates theretofore adopted;

(q)           none of the Company or its Subsidiaries has disclosed to any Person any trade secrets except for disclosures made to Persons subject to valid and enforceable confidentiality agreements;

(r)           none of the Company or its Subsidiaries has suffered or experienced any change in the relationship or course of dealings between the Company or such Subsidiary and any of its suppliers or customers which supply goods or services to the Company or such Subsidiary or purchase goods or services from the Company or such Subsidiary, which has resulted in, or could reasonably be expected to result in, a Material Adverse Change;

(s)           none of the Company or any of its Subsidiaries has made any payment to, or received any payment from, or made or received any investment in, or entered into any transaction or series of related transactions (including without limitation, the purchase, sale, exchange or lease of assets, property or services, or the making of a loan or guarantee) with any Affiliate; and

(t)           none of the Company or its Subsidiaries has entered into any agreement or commitment (contingent or otherwise) to do any of the foregoing.

2.10           Litigation; Compliance with Law.

(a)           Except as set forth in Schedule 2.10, there is no (i) action, suit, claim, proceeding or investigation pending or, to the Company’s knowledge, threatened, against or affecting the Company or any Subsidiary or any of their properties or assets, at law or in equity, or before or by any federal, state, municipal or other governmental body, department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding pending or, to the Company’s knowledge, threatened, against or affecting the Company or any Subsidiary or any of their properties or assets or (iii) governmental inquiry pending or, to the Company’s knowledge, threatened, against or affecting the Company or any Subsidiary or any of their properties or assets (including without limitation any inquiry as to the Company’s or any of its Subsidiary’s qualification to hold or receive any license or permit), that could, individually or in the aggregate, result in a Material Adverse Change, and to the best of the Company’s knowledge, there is no basis for any of the foregoing.  None of the Company or its Subsidiaries is in default with respect to any order, writ, judgment, injunction or decree known to or served upon the Company or such Subsidiary of any court or of any federal, state, municipal or other governmental body, department, commission, board, bureau, agency or instrumentality, domestic or foreign.

(b)           Except as set forth in Schedule 2.10, neither the Company nor any Subsidiary, except in each case as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Change, (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority.

(c)           There is no existing Law, and the Company is not aware of any proposed Law, which would prohibit or restrict the Company or any Subsidiary from, or otherwise materially adversely affect the Company or any such Subsidiary in, conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business.  None of the Company or its Subsidiaries has received any notices of violation or alleged violation of any Law, by any federal, state, municipal or other governmental body, department, commission, board, bureau, agency or instrumentality, domestic or foreign.

2.11           Proprietary Information of Third Parties.  No third party has claimed or, to the best of the Company’s knowledge, has reason to claim, that any Person employed by or affiliated with the Company or its Subsidiaries has (a) violated or may be violating any of the terms or conditions of his employment, non-competition, non-disclosure or similar agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees.  No third party has requested information from the Company or any of its Subsidiaries which suggests that such a claim might be contemplated.  To the best of the Company’s knowledge, no Person employed by or Affiliate of the Company or any of its Subsidiaries has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and to the best of the Company’s knowledge, no Person employed by or Affiliate of the Company or any of its Subsidiaries has violated any confidential relationship which such Person may have had with any third party in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Company or any of its Subsidiaries, and the Company has no reason to believe there will be any such employment or violation. To the best of the Company’s knowledge, neither the execution or delivery of the Transaction Documents, nor the carrying on of the businesses of the Company and its Subsidiaries as officers, employees or agents by any officer, director or key employee of the Company or any of its Subsidiaries, nor the conduct or proposed conduct of the Company’s or any such Subsidiary’s business, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such Person is obligated to a third party.

2.12           Intellectual Property.  The Company and its Subsidiaries own, or possess all rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (collectively, “Intellectual Property”) necessary to conduct their respective businesses as now conducted and as proposed to be conducted.  None of the Company’s Intellectual Property has expired or terminated, or is expected to expire or terminate, within three years from the date of this Agreement.  The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property of others.  There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its Subsidiaries regarding its Intellectual Property.  None of the Company or its Subsidiaries is aware of any instances where its employees, agents, advisors, consultants or representatives have transferred Intellectual Property of the Company or any Subsidiary without the consent of the Company or such Subsidiary.

2.13           Assets.  Except as set forth in Schedule 2.13, the Company and the Subsidiaries have good and marketable title to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens that do not, individually or in the aggregate, have or result in a Material Adverse Change.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance.

2.14           Employee Benefit Plans.

(a)           Neither the Company nor its Subsidiaries has a formal plan or commitment, whether legally binding or not, to create any additional “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 or any successor law, and regulations and rules issued pursuant to that Act or any successor law (“ERISA”)), practice or agreement or modify or change any existing plan, practice or agreement that would affect any of its employees or terminated employees.  Benefits under all employee benefit plans are as represented and have not been and will not be increased subsequent to the date copies of such plans have been provided.

(b)           Neither the Company nor its Subsidiaries contributes to or has any obligation to contribute to, has not at any time contributed to or had an obligation to contribute to, sponsor or maintain, and has not at any time sponsored or maintained, a “multi-employer plan” (within the meaning of Section 3(37) of ERISA) for the benefit of employees or former employees of the Company or the Subsidiary.

(c)           The Company and the Subsidiary have, in all material respects, performed all obligations, whether arising by operation of law, contract, or past custom, required to be performed under or in connection with the Company’s Employee Benefit Plans (each, a “Company Employee Benefit Plan”), and neither the Company nor its Subsidiaries has knowledge of the default or violation by any other party with respect thereto.

(d)           There are no Actions, suits or claims (other than routine claims for benefits) pending, or, to the Company’s knowledge, threatened, against any Company Employee Benefit Plan or against the assets funding any Company Employee Benefit Plan.

(e)           Neither the Company nor the Subsidiary maintains nor contributes to any “employee welfare benefit” (as such term is defined in Section 3(i) of ERISA) plan which provides any benefits to retirees or former employees of the Company or its Subsidiaries.

2.15           Title to Properties; Encumbrances.

(a)           The Company and its Subsidiaries have good and marketable title to all of their respective properties and assets (real, personal or mixed, tangible or intangible), including without limitation the Intellectual Property.  None of the Company’s nor its Subsidiaries’ properties or assets is subject to any Lien, except as set forth on Schedule 2.15, none of which adversely affects the business or the continued operations of the Company or its Subsidiaries.

(b)           All material property and assets (real, personal or mixed, tangible or intangible) used or required by the Company and its Subsidiaries in the conduct of the business of the Company and its Subsidiaries are fully owned by the Company and/or its Subsidiaries (except to the extent of any Liens set forth on Schedule 2.15).  All such property and assets, or the leases or licenses thereof, constitute all property, assets and contractual rights necessary for the conduct of the business of the Company and its Subsidiaries as presently conducted.

2.16           Insurance.  There is in full force and effect one or more policies of insurance issued by insurers of recognized responsibility, insuring the Company and its Subsidiaries and their properties, business and projects against such losses and risks, and in such amounts, on both a per occurrence and an aggregate basis, as are customary in the case of corporations of established reputation engaged in the same or similar business and similarly situated.

2.17           Taxes.  The Company and each of its Subsidiaries has accurately and timely filed all federal, state, county and local tax returns and reports required to be filed by it within the applicable period, and the Company and each of its Subsidiaries has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable.  Such returns and reports are true and correct in all material respects.  The Company and each of its Subsidiaries has established adequate reserves for all taxes accrued but not yet payable.  All tax elections of any type which the Company or its Subsidiaries has made as of the date hereof are set forth in the Financial Statements.  None of the federal income tax returns of the Company or its Subsidiaries has ever been audited by the Internal Revenue Service.  No claim or deficiency assessment with respect to or proposed adjustment of the Company’s or its Subsidiaries’ federal, state, county or local taxes is currently assessed or pending or threatened, and there is no basis for any such claim, assessment or adjustment.  There is no tax lien (other than for current taxes not yet due and payable), whether imposed by any federal, state, county or local taxing authority, outstanding against the assets, properties or businesses or the Company or its Subsidiaries.  None of the Company or its Subsidiaries has executed any waiver of the statute of limitations on the assessment or collection of any tax or governmental charge.  None of the Company or its Subsidiaries is a party to any agreement relating to the sharing, allocation or indemnification of taxes.  The Company and each Subsidiary has properly charged, collected and paid all applicable sales, use and other similar taxes.

2.18           Loans and Advances.  None of the Company or its Subsidiaries has any outstanding loans or advances to any Person and none of them is obligated to make any such loans or advances, except, in each case, for ordinary course advances to employees in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Company or such Subsidiary, as applicable.

2.19           Assumptions, Guaranties, Etc. of Indebtedness of Other Persons.  None of the Company or its Subsidiaries has assumed, guaranteed, endorsed or otherwise become directly or contingently liable for any indebtedness of any other Person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business and except as set forth on Schedule 2.19.

2.20           Approvals.  Subject to the accuracy of the Purchaser’s representations and warranties set forth in Article III, no registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality or any third party is or will be necessary for the Company’s valid execution, delivery and performance of the Transaction Documents, the issuance, sale and delivery of the Preferred Shares or Warrant, the issuance and delivery of the Dividend Shares or, upon conversion of the Preferred Shares or exercise of the Warrant, the Company’s issuance and delivery of the Conversion Shares and Warrant Shares, respectively, other than those (i) which have previously been obtained or made, (ii) which are required to be obtained from stockholders at the stockholder vote to be held in connection with the approval of the transactions contemplated by the Transaction Documents, or (iii) which are required to be made under federal or state securities laws, which will be obtained or made, and will be effective within the time periods required by law.

2.21           Offering of the Preferred Shares.  Assuming the accuracy of the Purchaser’s representations and warranties set forth in Article III hereof, the Company has complied with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Preferred Shares, the Warrant and the Dividend Shares and, upon conversion of the Preferred Shares and exercise of the Warrant, the issuance and delivery of the Conversion Shares and Warrant Shares, respectively.  Neither the Company nor any Person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Preferred Shares, the Dividend Shares, the Warrant, the Conversion Shares and the Warrant Shares or any security of the Company similar to the Preferred Shares, the Dividend Shares, the Warrant, the Conversion Shares or the Warrant Shares has offered the Preferred Shares, the Dividend Shares, the Warrant, the Conversion Shares, the Warrant Shares or any such similar security for sale to, or solicited any offer to buy the Preferred Shares, the Dividend Shares, the Warrant, the Conversion Shares, the Warrant Shares or any such similar security from, or otherwise approached or negotiated with respect thereto with, any Person or Persons other than the Purchaser.  Neither the Company nor any Person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of the Company under circumstances which might require the integration of such security with the Preferred Shares, the Dividend Shares, the Warrant, the Conversion Shares or the Warrant Shares under the Securities Act or the rules and regulations of the Commission promulgated thereunder), in either case so as to subject the offering, issuance or sale of the Preferred Shares, the Dividend Shares, the Warrant, the Conversion Shares and the Warrant Shares to the registration provisions of the Securities Act.  Neither the Company nor any Person acting on its behalf has offered the Preferred Shares, the Dividend Shares, the Warrant, the Conversion Shares or the Warrant Shares to any Person by means of general or public solicitation or general or public advertising, such as by newspaper or magazine advertisements, by broadcast media, or at any seminar or meeting whose attendees were solicited by such means.

2.22           Offering Exemption.  Assuming the accuracy of the Purchaser’s representations and warranties set forth in Article III, the offer, issuance and sale of the Preferred Shares, the Dividend Shares and the Warrant and, upon conversion of the Preferred Shares and exercise of the Warrant, the issuance and delivery of the Conversion Shares and the Warrant Shares, respectively, are exempt from registration under the Securities Act, and will be registered or qualified (or exempt from registration or qualification) under applicable state securities and “blue sky” laws, as currently in effect.

2.23           Brokers; Financial Advisors.  No agent, broker, investment banker, finder, financial advisor or other Person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee from the Company or its Subsidiaries, directly or indirectly, in connection with the transactions contemplated by the Transaction Documents, and no Person is entitled to any fee or commission or like payment from the Company or its Subsidiaries in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Company or any Subsidiary.

2.24           Transactions With Affiliates.  No employee, officer, director, consultant, advisor, agent, stockholder or representative of the Company or any Subsidiary, or member of the family of any such Person, or any corporation, limited liability company, partnership, trust or other entity in which any such Person, or any member of the family of any such Person, has a substantial interest or is an officer, director, trustee, partner or holder of more than three percent (3%) of the outstanding capital stock thereof, is a party to any transaction with the Company or any Subsidiary, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such Person, other than employment-at-will arrangements in the ordinary course of business.  To the Company’s knowledge, none of the Persons described in this Section 2.24 has any direct or indirect ownership interest in any Person with which the Company or any Subsidiary is affiliated or with which the Company or any Subsidiary has a business relationship, or any Person that competes with the Company or any Subsidiary.

2.25           Employees.

(a)           To the Company’s knowledge, no key employee and no group of the Company’s or any Subsidiary’s employees or independent contractors has any plans to terminate his, her or its employment or relationship as an employee or independent contractor with the Company or any such Subsidiary, nor does the Company or any Subsidiary have any present intention to terminate the employment of any key employee, group of employees, or independent contractors.

(b)           To the Company’s knowledge, no employee of the Company or any Subsidiary is a party to or is otherwise bound by any agreement or arrangement (including, without limitation, confidentiality agreements, noncompetition agreements, licenses, covenants or commitments of any nature) or subject to any judgment, decree, or order of any court or governmental body, (i) that would conflict with such employee’s obligation to diligently promote and further the Company’s or such Subsidiary’s interests or perform the duties that have been assigned to such employee or (ii) that would conflict with the Company’s or such Subsidiary’s business as now conducted or as proposed to be conducted.

(c)           None of the Company or its Subsidiaries is delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed through the date hereof or amounts required to be reimbursed to them through the date hereof.  The Company and its Subsidiaries are in compliance in all material respects with all applicable federal, state and local laws, rules and regulations respecting employment, employment practices, labor, terms and conditions of employment and wages and hours.  None of the Company or its Subsidiaries is bound by or subject to (and none of their assets or properties are bound by or subject to) any written or oral commitment or arrangement with any labor union, and no labor union has requested or sought to represent any of the employees, representatives or agents or the Company or its Subsidiaries.  There is no labor strike, dispute, slowdown or stoppage pending or, to the best of the Company’s knowledge, threatened against or involving the Company or any Subsidiary.

(d)           To the best of the Company’s knowledge, no employee of or consultant to the Company or any Subsidiary is in violation of any material term of any employment contract or any other contract or agreement relating to the relationship of any such employee or consultant with the Company or such Subsidiary.

(e)           Each employee and consultant of the Company and its Subsidiaries that has had access to the Company’s Intellectual Property has entered into an agreement containing appropriate confidentiality and investment assignment provisions.

2.26           Environmental and Safety Laws.

(a)           The Company and each Subsidiary, the operations of their businesses, and any real property that the Company or any Subsidiary owns, leases or otherwise occupies complies and has at all times complied with all federal, state and local laws, judgments, decrees, orders, consent agreements, authorizations, permits, licenses, rules, regulations, common or decision law (including, without limitation, principles of negligence and strict liability) relating in any way to the protection, investigation or restoration of the environment (including, without limitation, natural resources), the generation, use, handling, transportation or disposal of Hazardous Materials or the health or safety matters of humans and other living organisms, including the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Federal Clean Water Act, as amended, the Federal Clean Air Act, as amended, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act or any state and local analogue (hereinafter “Environmental Laws”).  No expenditures are presently required to comply with any such applicable Environmental Laws.

(b)           None of the Company or its Subsidiaries has received any notice of a complaint, order, directive, claim, request for information, citation or other communication, written or oral, or any notice of any claim, lawsuit or proceeding raising a claim or potential claim against the Company, any Subsidiary or any of their predecessors or any of their respective real properties now or since formerly owned, leased or operated or other assets indicating or alleging any damage to the environment or any liability or obligation under or violation of any Environmental Law, and the Company is not aware of any basis therefor, and (ii) none of the Company or its Subsidiaries is subject to any order, decree, injunction or other directive of any governmental body or authority.

(c)           None of the Company or its Subsidiaries has used and, to the Company’s knowledge, no other person has used any portion of any property currently or previously owned, operated or leased by the Company or any Subsidiary for the generation, handling, processing, treatment, transportation storage or disposal of Hazardous Materials; (ii) none of the Company or its Subsidiaries owns or operates any underground tank or other underground storage receptacle for Hazardous Materials, any asbestos-containing materials or polychlorinated biphenyls, and, to the Company’s knowledge, no underground tank or other underground storage receptacle for Hazardous Materials, asbestos-containing materials or polychlorinated biphenyls is located on any portion of any property currently owned, operated or leased by the Company or any Subsidiary and (iii) to the Company’s knowledge, none of the Company or its Subsidiaries has caused or suffered to occur any Releases or threatened Releases of Hazardous Materials on, at, in, under, above, to, from or about any property currently or owned, operated or leased by the Company or any Subsidiary.

(d)           The Company and its Subsidiaries have obtained and are maintaining in full force and effect all necessary permits, licenses and approvals required by all Environmental Laws applicable to any owned, operated or leased properties and the business operations operated thereon, and each of the Company and its Subsidiaries is in compliance with all such permits, licenses and approvals.  The Company is not aware of any reason why all necessary permits, licenses and approvals which have not been currently required for existing activities of the Company and its Subsidiaries but which will be required by Environmental Laws to construct, own, test or operate the properties and business operations contemplated by the Company and its Subsidiaries cannot be obtained in the ordinary course of business without material difficulty or delay.

(e)           The execution, delivery and performance of this Agreement is not subject to any Environmental Laws which condition, restrict or prohibit the sale, lease or other transfer of property or operations, including any so-called “environmental cleanup responsibility acts” or requirements for the transfer of permits, approvals, or licenses.  To the Company’s knowledge, there have been no environmentally related audits, studies, reports, analyses (including soil and groundwater analyses), or investigations of any kind performed with respect to the currently or previously owned, leased, or operated properties of the Company or its Subsidiaries except as set forth in Schedule 2.26.

2.27           Foreign Corrupt Practices Act; USA Patriot Act.  None of the Company, its Subsidiaries or, to the best of the Company’s knowledge, any employees, officers, directors, consultants, advisors, agents, stockholders or representatives of the Company or other Person acting on behalf of the Company or any Subsidiary, has violated, or taken any action which would cause the Company to be in violation of, the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or the USA Patriot Act, or any rules and regulations thereunder.  Each of the Company’s and its Subsidiaries’ internal management and accounting practices and controls are adequate to ensure compliance with the FCPA and the USA Patriot Act.  There is not now, and there has never been, any employment by the Company or any Subsidiary of, or beneficial ownership in the Company or any Subsidiary by, any governmental or political official in any country in the world.

2.28           Illegal or Unauthorized Payments; Political Contributions.  None of the Company, its Subsidiaries or, to the best of the Company’s knowledge, any employees, officers, directors, consultants, advisors, agents, stockholders or representatives of the Company or other Person acting on behalf of the Company or any Subsidiary has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, in contravention of applicable law:  (a) as a kickback or bribe to any Person, or (b) to any political organization, or the holder of or any aspirant to any elective or appointive public office, except for personal political contributions not involving the direct or indirect use of the Company’s or any Subsidiary’s funds.

2.29           Pending Changes.  To the Company’s knowledge, there is no pending or threatened change in any Law, rule, regulation or order applicable to its business, operations, properties, assets, products and services which is likely to result in a Material Adverse Change.  To the best of the Company’s knowledge, there has been no discovery, change or development in the development, design, manufacture or marketing of any product or service or proposed product or service of the Company or any Subsidiary, or any product or service that is or may be competitive with any such product or service or of any new or improved materials, products, services or processes useful in the business or the proposed business of the Company or any Subsidiary, to which an informed investor in the Company would attach importance in its decision to make an investment in the Company.

2.30           Investment Company Act.  The Company is not, nor is it directly or indirectly controlled by or acting on behalf of, any Person that is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

2.31           Registration Rights.  Except for as set forth in Schedule 2.31 and the rights granted to the Purchaser under the Registration Rights Agreement, no Person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement, including, without limitation, piggyback registration rights.

2.32           Books and Records.  Each of the Company’s and its Subsidiaries’ books of account, ledgers, order books, records and documents accurately and completely reflect in accordance with usual and customary prudent business practices all material information relating to the Company’s or Subsidiary’s, as appropriate, business, the location and collection of the Company’s or Subsidiary’s, as appropriate, assets, and the nature of all transactions giving rise to the Company’s or Subsidiary’s, as appropriate, obligations and accounts receivable.  The Company has previously delivered to the Purchaser and its counsel complete and correct copies of the Amended Charter and Bylaws and all amendments thereto, as in effect at the time of the Closing and made available to the Purchaser all minutes and consents reflecting meetings and actions taken by the Company’s Board of Directors (the “Board”) and stockholders.  Such minutes and consents constitute complete and accurate records of all meetings and consents in lieu of meetings of the Board and its committees, or body performing a similar function and holders of its securities since its date of incorporation or formation.

2.33           Disclosure.  The Company has disclosed to the Purchaser all facts material to the business, operations, assets, liabilities, prospects, properties, condition (financial or otherwise) and results of operations of the Company and each Subsidiary.  None of (i) this Agreement, (ii) any Schedule or Exhibit to this Agreement, (iii) any other Transaction Documents, or (iv) excepts as set forth in Schedule 2.33, any document filed by the Company with the Commission pursuant to the requirements of the Exchange Act (as the information contained in any such document filed with the Commission is supplemented, updated and/or amended in light of the disclosures made by the Company to the Purchaser contained in the documents and materials referenced in subsections (i), (ii) and (iii) immediately above), contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein and therein not misleading in light of the circumstances under which such statements were made.  None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which such statements were made.

2.34           Permits.  The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would have a Material Adverse Change, and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently planned to be conducted.  The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

2.35           SEC and NASDAQ Matters.

(a)           The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the NASDAQ Global Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from NASDAQ, nor has the Company received any notification that the Commission or NASDAQ is contemplating terminating or suspending such registration or listing.  The Company is in compliance with all corporate governance requirements of NASDAQ.  The Company shall comply with all requirements of NASDAQ and the Commission with respect to the issuance of the Preferred Shares, the Warrant, the Dividend Shares, the Conversion Shares and the Warrant Shares and the listing of the Dividend Shares, the Conversion Shares and the Warrant Shares.

(b)           Except as set forth in Schedule 2.35, the Company has implemented and maintains a system of internal control over financial reporting and a system of disclosure controls and procedures for the purpose of meeting the requirements of the Commission and the Sarbanes-Oxley Act of 2002 as applicable to the Company on the date hereof, except where the failure to implement or maintain such a system would not result, individually or in the aggregate, in a Material Adverse Change.

(c)           The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement.

(d)           The Company has not taken and will not, in violation of applicable Law, take, any action designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock.

(d)           Hein & Associates LLP, who issued their report with respect to the Company’s financial statements for the year ended December 31, 2006 and who are reasonably expected by the Company to issue their report with respect to the financial statements to be incorporated by reference into the Registration Statement and the prospectus which forms a part thereof from the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, is, to the Company’s knowledge, an independent registered public accounting firm as required by the Securities Act.

ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER

3.1           Representations and Warranties of the Purchaser.  The Purchaser represents and warrants to the Company that:

(a)           it is an entity all of the equity interests of which are owned by “accredited investors” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect;

(b)           the Preferred Shares and the Warrant being purchased by it are being acquired for its own account for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act; and

(c)           it understands that (i) the Preferred Shares, the Dividend Shares, the Conversion Shares, the Warrant and the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act, (ii) the Preferred Shares, the Dividend Shares, the Conversion Shares and the Warrant Shares must be held indefinitely (subject, however, to the Company’s obligation to effect the registration of registrable securities in accordance with the Registration Rights Agreement) unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, and (iii) the Preferred Shares, the Dividend Shares, the Conversion Shares, the Warrant and the Warrant Shares will bear the legend to such effect set forth in Section 3.3.

3.2           Restricted Securities.  The Purchaser agrees not to make any disposition of all or any portion of the Preferred Shares, the Dividend Shares, the Conversion Shares, the Warrant or the Warrant Shares unless and until such securities are registered under the Securities Act and under any other applicable securities laws or such sale or transfer is exempt from such registration.

3.3           Legend.  The Purchaser acknowledges that the certificates evidencing the Preferred Shares, the Dividend Shares, the Conversion Shares, the Warrant and the Warrant Shares will bear the legend set forth below:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

The legend set forth above shall be removed by the Company from any certificate evidencing Preferred Shares, the Dividend Shares, the Conversion Shares or the Warrant Shares, and the Company shall issue a certificate without such legend to the holder thereof, upon delivery to the Company of an opinion by counsel (which may be counsel for the Company) that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Preferred Shares, the Dividend Shares, the Conversion Shares or the Warrant Shares; provided, however, that no opinion shall be required for dispositions pursuant to Rule 144 under the Securities Act or in any transfer in compliance with applicable securities laws where the transferee shall receive securities bearing the legend above.

ARTICLE IV
CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER AND THE COMPANY

4.1           Conditions to the Purchaser’s Obligations at the Closing.  The Purchaser’s obligation to purchase and pay for the Preferred Shares and the Warrant on the Closing Date is, at its option, subject to the satisfaction, on or before such Closing Date, of the following conditions, any of which may be waived in whole or in part by the Purchaser:

(a)           Representations and Warranties to be True and Correct.  The representations and warranties of the Company under this Agreement and in each other Transaction Document shall be true, complete and correct on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date, and the Company’s Chief Executive Officer shall have certified to such effect to the Purchaser in writing.

(b)           Performance.  The Company shall have performed and complied with all agreements and covenants contained herein required to be performed or complied with by it prior to or at the Closing Date, and the Company’s Chief Executive Officer shall have certified to the Purchaser in writing to such effect and to the further effect that all of the conditions set forth in this Article IV have been satisfied.

(c)           All Proceedings to be Satisfactory.  All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Purchaser and its counsel, and the Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

(d)           Approvals; No Violation of Law.  The Company shall have obtained any and all consents, waivers, approvals or authorizations, with or by any governmental body and all consents, waivers, approvals or authorizations of any other Person, required for the valid execution of this Agreement and each of the other Transaction Documents and for the consummation of the transactions contemplated hereby and thereby including, without limitatation, the approval of The NASDAQ Stock market, and the purchase and payment of the Preferred Shares and the Warrant at the Closing Date on the terms and conditions as provided herein shall not violate any Law applicable to the Company or the Purchaser.

(e)           Consent of Holders of Series A Preferred Stock.  The Company shall have received any and all consents, waivers or approvals from the holders of Series A Preferred Stock necessary to issue and deliver the Preferred Shares, the Warrant, the Dividend Shares, the Conversion Shares and the Warrant Shares and to consummate the transactions contemplated under the Series B Certificate of Designations and the Transaction Documents in the form attached hereto as Exhibit E.

(f)           No Injunction.  No governmental body or any other Person shall have issued an order, injunction, judgment, decree, ruling or assessment which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby, nor, to the Company’s knowledge, shall any such order, injunction, judgment, decree, ruling or assessment be threatened or pending.

(g)           Registration Rights Agreement.  The Company and the Purchaser shall have executed and delivered the Registration Rights Agreement.

(h)           No Material Adverse Change.  No Material Adverse Change shall have occurred between the date of this Agreement and the Closing Date, and the Company’s Chief Executive Officer shall have certified to such effect to the Purchaser in writing.

(i)           Qualification Under State Securities Laws.  All registrations, qualifications, permits and approvals required prior to issuance under applicable state securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement and each of the other Transaction Documents, including without limitation, the offer, sale, issuance and delivery of the Preferred Shares and the Warrant to be purchased hereunder.

(j)           Series B Certificate of Designations.  On or prior to the Closing, the Series B Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware, and the Amended Charter shall be in full force and effect on the Closing Date.

(k)           Preemptive Rights.  All Persons having any preemptive, first refusal or other rights with respect to the issuance of the Preferred Shares, the Warrant, the Dividend Shares, the Conversion Shares or the Warrant Shares shall have irrevocably waived the same in writing.

(l)           Expenses.  The Company shall have paid the fees and expenses of the Purchaser, including the fees and disbursements of the Purchaser’s counsel invoiced at the Closing, in accordance with Section 6.1.

(m)           Supporting Documents.  The Purchaser and its counsel shall have received copies of the following documents:

(i)           the Amended Charter, certified as of a recent date by the Secretary of State of the State of Delaware, (B) a certificate of said Secretary dated as of a recent date as to the Company’s due incorporation and good standing and the Company’s payment of all excise taxes, and listing all documents of the Company on file with said Secretary, and (C) a certificate of the Secretary of State of the State of California and a certificate from the Franchise Tax Board of the State of California, dated as of a recent date, with respect to the good standing of the Company;

(ii)           a certificate of the Company’s Secretary dated the Closing Date, certifying:  (A) that attached thereto is a true and complete copy of the Bylaws as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board authorizing the Series B Certificate of Designations, the execution, delivery, and performance of each of the Transaction Documents, the issuance, sale and delivery of the Preferred Shares, the Dividend Shares and the Warrant and the reservation of the Conversion Shares and the Warrant Shares, and that all such resolutions are in full force and effect and are the only resolutions adopted in connection with the transactions contemplated by the Transaction Documents; (C) that the Amended Charter has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(A) above; and (D) to the incumbency and specimen signature of each officer of the Company executing any of the Transaction Documents, the stock certificates representing the Preferred Shares and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii); and

(iii)           such additional supporting documents and other information with respect to the operations and affairs of the Company and its Subsidiaries as the Purchaser or its counsel reasonably may request.

(n)           Cross-Receipt.  The Company and the Purchaser shall have executed and delivered a cross-receipt acknowledging the Company’s delivery to the Purchaser of the Preferred Shares and the Warrant and the Purchaser’s payment therefor.

(o)           Opinion of Company’s Counsel.  The Purchaser shall have received from Rutan & Tucker LLP, counsel for the Company, an opinion dated the Closing Date, in form and scope satisfactory to the Purchaser and its counsel, in the form set forth in Exhibit F.

(p)           Bank Waivers.  The Borrowers (as defined in the Credit Agreement, as defined below) shall have obtained waivers from a sufficient number of the lenders party to that certain Credit Agreement, dated as of February 27, 2007 (as amended, the “Credit Agreement”), among Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC, Pacific Ethanol Magic Valley, LLC, Pacific Ethanol Holding Co. LLC, WestLB AG, New York Branch, as administrative agent, waiving all defaults under the Credit Agreement existing as of March 17, 2008, in a form substantially satisfactory to the Purchaser.

(q)           No Defaults under Loan Agreements. After giving effect to the waivers described in Section 4.1(p), on the Closing Date there shall be no Defaults or Events of Default (as defined in the Credit Agreement) under the Credit Agreement, nor any defaults or events of default under any other loan agreement to which the Company or any of its affiliates are party.

(r)           2007 Form 10-K. The Company shall have filed with the Commission its annual report on Form 10-K for the year ended December 31, 2007 (the “2007 Form 10-K”) on or prior to March 31, 2008 and the audit opinion of the Company’s independent registered public accounting firm, Hein & Associates LLP, contained in the 2007 Form 10-K shall not contain a “going concern” qualification.

(s)           Restatement of Prior Period Financial Statements.  The Company shall not have restated any of the Company’s financial statements nor shall the Company have filed a Form 8-K with the Commission pursuant to Item 4.02 thereunder with respect to any of the Company’s financial statements filed with the Commission.

(t)           Securities Litigation.  No class action securities litigation shall have been commenced against the Company.

(u)           NASDAQ Listing.  The Company’s common stock shall be listed for trading on The NASDAQ Global Market.

4.2           Conditions to the Company’s Obligations at the Closing.  The Company’s obligation to sell and issue the Preferred Shares and the Warrant being sold and issued by it on the Closing Date is, at its option, subject to the satisfaction, on or before such Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

(a) Representations and Warranties to be True and Correct.  The representations and warranties of the Purchaser contained in Article III shall be true, complete and correct on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date.

(b) Registration Rights Agreement.  The Purchaser shall have executed and delivered the Registration Rights Agreement.

(c) Cross Receipt.  The Company and the Purchaser shall have executed and delivered a cross-receipt acknowledging the Company’s delivery to the Purchaser of the Preferred Shares and the Warrant and the Purchaser’s payment therefor.

(d) Purchase Price Paid.  The Purchaser shall have paid the purchase price for the Preferred Shares and the Warrant to the Company as set forth in Section 1.2(a).

ARTICLE V
COVENANTS OF THE COMPANY

The Company covenants and agrees with the Purchaser that:

5.1           Reserve for Conversion Shares and Warrant Shares.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Preferred Shares and effecting the exercise of the Warrant and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Preferred Shares and effecting the exercise of the Warrant from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Preferred Shares and exercise of the Warrant or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.  The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or governmental or administrative body that may be required under applicable federal and state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Preferred Shares and upon exercise of the Warrant.

5.2           Corporate Existence.  The Company shall preserve and maintain, and, cause each Subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership or lease of its properties.

5.3           Preservation of Property and Assets.  The Company shall, and shall cause each of its Subsidiaries to (a) maintain or cause to be maintained in good repair, working order and condition the properties now or hereafter owned, leased or otherwise possessed by it (and make or cause to be made all needed and proper repairs, renewals, replacements and improvements thereto) which are necessary so that the business carried on in connection therewith may be properly conducted at all times and (b) maintain and hold in full force and effect all franchises, licenses, permits, certificates, authorizations, qualification, accreditations and other rights, consents and approvals (whether issued, made or given by a governmental body or otherwise), necessary to own and operate its properties and to carry on its business as presently conducted and as presently planned to be conducted.  The Company shall not cause or permit a Release of any Hazardous Material on, at, in, under, above, to, from or about any of the property where such Release would violate in any respect, or form the basis for any claims under, any Environmental Laws.

5.4           Properties, Business, Insurance.  The Company shall obtain and maintain and cause each of its Subsidiaries to maintain as to its respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated.

5.5           Inspection, Consultation and Advice.  The Company shall permit, and cause each of its Subsidiaries to permit, the Purchaser and such persons as it may designate to visit and inspect any of the properties of the Company or its Subsidiaries, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company or its Subsidiaries with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with the Purchaser and such designees such affairs, finances and accounts), and consult with and advise the management of the Company and its Subsidiaries as to the Company’s and its Subsidiaries’ affairs, finances and accounts.

5.6           Restrictive Agreements Prohibited.  None of the Company or its Subsidiaries shall become a party to any agreement which by its terms restricts the Company’s performance of this Agreement or any of the other Transaction Documents.

5.7           Transactions with Affiliates.  Except for transactions contemplated by this Agreement, transactions with Cascade Investment, L.L.C., a Washington limited liability company, or as otherwise approved by the Board, none of the Company or its Subsidiaries shall enter into any transaction with any director, officer, employee or holder of more than three percent (3%) of the outstanding capital stock of any class or series of capital stock of the Company or any Subsidiary, member of the family of any such Person, or any corporation, partnership, trust or other entity in which any such Person, or member of the family of any such Person, is a director, officer, trustee, partner or holder of more than three percent (3%) of the outstanding capital stock thereof.

5.8           Payment of Taxes and Indebtedness.  The Company shall pay and discharge, and cause each Subsidiary to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income, profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Company or its Subsidiaries; provided, however, that neither the Company nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested or extended in good faith and by appropriate proceedings if the Company or such Subsidiary shall have set aside on its books sufficient reserves, if any, with respect thereto.  The Company shall pay and cause any Subsidiary to pay, when due, or in conformity with customary trade terms, all lease obligations, all trade debt, and all other indebtedness incident to the operations of the Company or such Subsidiary, except such as are being contested in good faith and by proper proceedings if the Company or Subsidiary concerned shall have set aside on its books sufficient reserves, if any, with respect thereto.

5.9           Internal Accounting Controls.  The Company shall devise and maintain systems, and shall cause each of its Subsidiaries to make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and shall devise and maintain, and shall cause each of its Subsidiaries to devise and maintain, internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management’s general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP or any other criteria applicable to such statements, and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management’s general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

5.10           Change of Operations.  The Company shall not, and shall not permit any of its Subsidiaries to, change the general character of its business as conducted on the date hereof or as presently proposed to be conducted, or engage in any type of business not directly related to such business as presently and normally conducted or as presently proposed to be conducted.

5.11           Indemnity.

(a) The Company agrees to indemnify, defend and hold harmless the Purchaser, its Affiliates and their respective directors, managers, officers, members, stockholders, employees, Affiliates, agents, trustees, advisors (including, without limitation, attorneys, accountants and financial advisors), attorneys-in-fact, successors and assigns (collectively, “Indemnified Parties”) from and against any and all losses, claims, liabilities, damages, deficiencies, costs or expenses (including, without limitation, interest, penalties, reasonable attorneys’ fees, disbursements and related charges and any costs or expenses that an Indemnified Party incurs to enforce its right to indemnification) (collectively, “Losses”) based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations, warranties, covenants or agreements of the Company contained in this Agreement or any of the other Transaction Documents.

(b) The provisions of this Section 5.11 shall not limit or impair any right or remedy arising from breach of this Agreement or any of the other Transaction Documents.  In addition to any other remedy provided by law, injunctive relief may be obtained to enjoin the breach, or threatened breach, of any provision of this Agreement and each party shall be entitled to specific performance by the others of their obligations hereunder and thereunder.  All remedies, either under this Agreement, by law or as may otherwise be afforded to the Purchaser or the Company, as the case may be, shall be cumulative.

5.12           Compliance with Laws.  The Company shall comply, and cause each Subsidiary to comply, with all applicable Laws.

5.13           Use of Proceeds.  The Company agrees to use the net proceeds from the sale and issuance of the Preferred Shares and the Warrant pursuant to this Agreement for (a) the payment of outstanding fees in connection with the construction of certain facilities of the Company, including the Stockton and Madera facilities, and (b) working capital.

5.14           HSR Act Filings.  To the extent required with respect to the Dividend Shares, the Conversion Shares and the Warrant Shares after the Closing, the Company will file, and will provide any and all assistance to the Purchaser necessary to enable the Purchaser to file, all notices, reports and other documents required to be filed with governmental entities, including without limitation the Federal Trade Commission and the U.S. Department of Justice, in connection with the transactions set forth in the Transaction Documents.  Without limitation, if and as requested by the Purchaser, the Company shall prepare and file, as promptly as practical, one or more Notification and Report Forms complying with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and related laws, rules and regulations.  For the avoidance of doubt, after the Closing no Conversion Shares or Warrant Shares shall be issued to the Purchaser pursuant to the Transaction Documents until such time as any waiting period required by the HSR Act in connection with such issuance shall have expired or been terminated.

5.15           Stockholder Approval.  As soon as practicable after the date hereof, the Company shall use its commercially best efforts to hold a meeting of the Company’s stockholders in compliance with the rules of the Commission regarding proxies, consents and authorizations of stockholders in Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder, and shall make all appropriate filings related thereto (including, without limitation, the filing of any effective proxy statement) with the Commission to give effect hereto, to approve the Agreement and the transactions contemplated hereby, including the issuance of any Dividend Shares and the issuance of any Conversion Shares as a result of a conversion price adjustment pursuant to Section 5(d) of the Series B Certificate of Designations.

5.16           New Capital Expenditures.  Until such time as the loans represented by the Secured Promissory Note dated November 28, 2007, and the Secured Promissory Note dated December 27, 2007, by and between Pacific Ethanol Imperial, LLC, and the Purchaser (as they have been amended) have been paid in full, the Company shall not without the written consent of the Purchaser initiate any New Capital Project, nor shall the Company permit any of its Subsidiaries to initiate any New Capital Project.

5.17           Undertakings of the Company With Respect to Series A Preferred Stock Transferees.  In connection with any transfer of shares of Series A Preferred Stock, the Company undertakes to (i) provide written notice to any proposed transferee of such shares of Series A Preferred Stock prior to the closing of such transfer advising such transferee(s) that the Series B Preferred Stock is a series of capital stock that ranks pari passu with the Series A Preferred Stock with respect to dividend and liquidation rights and (ii) treat any dividend and liquidation distributions with respect to the Series A Preferred Stock and the Series B Preferred Stock on a pari passu basis.

ARTICLE VI
MISCELLANEOUS

6.1           Expenses.  At the Closing the Company shall reimburse the Purchaser for all legal and accounting fees and expenses incurred by the Purchaser in connection with the transactions contemplated hereby.  The Company agrees that the fees and expenses incurred by the Purchaser through the Closing Date in connection with the transactions contemplated hereby may be paid directly by the Purchaser to such persons and deducted from the purchase price payable at the Closing.  The Company shall pay all costs and expenses that it incurs in connection with the transactions.  The Company further agrees to reimburse the Purchaser on demand for the Purchaser’s reasonable out of pocket expenses incurred in connection with any amendment to, or waiver or enforcement of, this Agreement or the other Transaction Documents.  The Company shall also pay all stamp and other taxes and duties levied in connection with the issuance of the Preferred Shares and the Dividend Shares or, upon conversion thereof, the Conversion Shares or upon exercise of the Warrant, the Warrant Shares.

6.2           Survival of Agreements.  All covenants, agreements, representations and warranties made in any of the Transaction Documents or any certificate or instrument delivered to the Purchaser pursuant to or in connection with any of the Transaction Documents shall survive the execution and delivery of all of the Transaction Documents, the issuance, sale and delivery of the Preferred Shares and the Warrant, and the issuance and delivery of the Dividend Shares, the Conversion Shares and the Warrant Shares, and all statements contained in any certificate or other instrument delivered by the Company hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company.

6.3           Brokerage.  Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to the Transaction Documents or to the transactions contemplated thereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

6.4           Parties in Interest.  All representations, warranties, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.  Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting the Purchaser shall inure to the benefit of any and all subsequent holders from time to time of the Preferred Shares, the Warrant, the Dividend Shares, the Conversion Shares and the Warrant Shares, as the case may be.  Nothing in this Agreement shall create or be deemed to create any third-party beneficiary rights in any Person other than the parties to this Agreement or their respective successors and assigns except as expressly provided in this Agreement.

6.5           Specific Performance.  Each of the parties hereto acknowledges and agrees that the breach of this Agreement would cause irreparable damage to the other party hereto and that the other party hereto will not have an adequate remedy at law.  Therefore, the obligations of each of the parties hereto under this Agreement shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith.  Such remedies, however, shall be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

6.6           Further Assurances.  The Company and the Purchaser each agree to execute and deliver such other documents or agreements as may be necessary or desirable for the implementation of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

6.7           Submission to Jurisdiction; Consent to Service of Process.

(a)           The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within Fresno County, California, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto shall be heard and determined in such courts.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)           Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 6.8.

6.8           Notices.  Any notice, request, demand or other communication required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given under this Agreement on the earliest of:  (a) the date of personal delivery, (b) the date of transmission by facsimile, with confirmed transmission and receipt, (c) two (2) days after deposit with a nationally-recognized courier or overnight service and (d) five (5) days after mailing via first-class mail.  All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth for such party (i) if to the Purchaser, to Lyles United, LLC, 1210 West Olive Avenue, Fresno, CA, 93728, attention:  Will Lyles, Vice President, with a copy to Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, Three Embarcadero Center, Seventh Floor, San Francisco, CA 94111, attention: Gary P. Kaplan, facsimile (415) 217-5910, and (ii) if to the Company, to Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, CA 95814, attention:  Neil Koehler, with a copy to Rutan & Tucker LLP, 611 Anton Boulevard, 14th Floor, Costa Mesa, CA 92626, attention:  Larry A. Cerutti, facsimile (714) 546-9035.  Any party hereto (and such party’s permitted assigns) may change such party’s address for receipt of future notices hereunder by giving written notice to the Company and the Purchaser.

6.9           Governing Law.  This Agreement shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the State of California, without giving effect to the principles of conflicts of laws thereunder which would specify the application of the law of another jurisdiction.

6.10         Entire Agreement.  This Agreement, including the Schedules and Exhibits hereto, together with the other Transaction Documents, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.  All Schedules and Exhibits hereto are hereby incorporated herein by reference.

6.11         Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.12         Amendments and Waivers.  This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and the Purchaser.  No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein.  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach.  No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

6.13         Severability.  If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

6.14         Titles and Subtitles; Interpretive Matters.  The titles and subtitles used in this Agreement are for convenience of reference only and are not to be considered in construing or interpreting any term or provision of this Agreement.  No provision of this Agreement will be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

6.15         Facsimile Signatures.  Any signature page delivered by a fax machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto.  Any party who delivers such a signature page agrees to deliver promptly an original counterpart to each party to whom the faxed signature page was sent.

6.16         Other Remedies.  In addition to those remedies specifically set forth herein and in the Transaction Documents, if any, each party may proceed to protect and enforce its rights under this Agreement and the Transaction Documents either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement or in the Transaction Documents.  No right or remedy conferred upon or reserved to any party under this Agreement or the Transaction Documents is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right and remedy given under this Agreement and the Transaction Documents or now and hereafter existing under applicable law.

6.17         Certain Defined Terms.  As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Affiliate” means, with respect to any Person, (i) any other Person of which securities or other ownership interests representing more than fifty percent (50%) of the voting interests are, at the time such determination is being made, owned, Controlled or held, directly or indirectly, by such Person, or (ii) any other Person which, at the time such determination is being made, is Controlling, Controlled by or under common Control with, such Person. As used herein, “Control”, whether used as a noun or verb, refers to the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of a Person, whether through the ownership of voting securities or otherwise.

“Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of California are authorized or required by law or other governmental action to close.

“Closing” shall mean the consummation of the transactions contemplated by this Agreement and the Transaction Documents.

“Closing Date” shall mean the Business Day immediately following the date on which all of the conditions set forth in Sections 4.1 and 4.2 are satisfied, or such other date as the parties may agree; provided, however, that if such conditions are not met (or waived) in full prior to April 30, 2008, the Purchaser shall not be required to proceed with the Closing and this Agreement shall terminate and be of no further force or effect.

“Commission” shall mean the U. S. Securities and Exchange Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Hazardous Material” shall mean any element, compound, substance or other material (including, without limitation, any pollutant, contaminant, hazardous waste, hazardous substance, chemical substance, or product) that is listed, classified or regulated pursuant to any Environmental Law, including, without limitation, any petroleum product, by-product or additive, asbestos, presumed asbestos-containing material, asbestos-containing material, medical waste, chlorofluorocarbon, hydro chlorofluorocarbon, lead-containing paint, polychlorinated biphenyls, radioactive material or radon.

“Law,” with respect to any Person, shall mean such Person’s certificate of incorporation or other organizational documents, its by-laws and any foreign, federal, state or local law, statute, rule, regulation, ordinance, code, directive, writ, injunction, decree, judgment or order applicable to such Person.

“Lien” or “Liens” shall mean any mortgage, pledge, security interest, conditional sale or other title retention agreement, encumbrance, lien, easement, claim, right, covenant, restriction, right of way, warrant, option or charge of any kind.

“Material Adverse Change” shall mean a material adverse change in the business, operations, assets, liabilities, prospects, properties, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole.

“New Capital Project” means any project or series of projects involving the investment of more than $1.0 million of new capital for the acquisition or improvement of a fixed asset which extends the life or increases the productivity of the asset, individually or in the aggregate, which is not already contemplated by the Company’s cash flow projections as of February 27, 2008, copies of which have been provided to the Purchaser.

“Person” shall mean an individual, corporation, trust, partnership, limited liability company, joint venture, unincorporated organization, government body or any agency or political subdivision thereof, or any other entity.

“Registration Rights Agreement” shall mean the Registration Rights Agreement between the Company and the Purchaser, in the form attached hereto as Exhibit D.

“Release” shall mean any past or present release, spill, leak, leaching, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping.

“Subsidiary(ies)” shall mean any other corporation, limited liability company, association, joint stock company, joint venture or business trust of which, as of the date hereof or hereafter, (i) more than fifty percent (50%) of the outstanding voting stock, share capital or other equity interests is owned either directly or indirectly by any Person or one or more of its Subsidiaries, or (ii) the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by any Person and/or its Subsidiaries.  Unless otherwise specified to the contrary herein, Subsidiary(ies) shall refer to the Company’s Subsidiary(ies).

“Transaction Documents” shall mean this Agreement, the Warrant, the Registration Rights Agreement, and all other agreements and instruments and any other documents, certificates, instruments or agreements executed pursuant to or in connection with any such document or this Agreement, as such documents may be amended from time to time.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Company and the Purchaser have executed this Purchase Agreement as of the day and year first above written.

COMPANY:	PACIFIC ETHANOL, INC. By:________________________________________ Name:______________________________________ Title:_______________________________________

PURCHASER:	LYLES UNITED, LLC By:________________________________________ Gerald V. Lyles, President

APPENDIX B

CERTIFICATE OF DESIGNATIONS,
POWERS, PREFERENCES AND RIGHTS OF THE SERIES B
 CUMULATIVE CONVERTIBLE PREFERRED STOCK

OF

PACIFIC ETHANOL, INC.

Pursuant to Section 151 of the
Delaware General Corporation Law

Pacific Ethanol, Inc. (the “Corporation”), organized and existing under the laws of the State of Delaware, does, by its Chief Financial Officer and under its corporate seal, hereby certify that pursuant to the authority contained in Article Fourth of its Certificate of Incorporation and in accordance with the provisions of Section 151 of the Delaware General Corporation Law, its Board of Directors has adopted the following resolution creating the following classes and series of the Corporation’s Preferred Stock and determining the voting powers, designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of such classes and series:

RESOLVED, that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), there is hereby created the following series of Preferred Stock:

•           3,000,000 shares shall be designated Series B Cumulative Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”).

The designations, powers, preferences, and rights and the qualifications, limitations and restrictions of the Series B Preferred Stock in addition to those set forth in the Certificate of Incorporation shall be as follows:

Section 1.                      Designation and Amount.  3,000,000 shares of the unissued preferred stock of the Corporation shall be designated as Series B Cumulative Convertible Preferred Stock, par value $.001 per share.  The Series B Preferred Stock shall be issued in accordance with the Purchase Agreement at a purchase price of $19.50 per share (the “Series B Issue Price”).

Section 2.                      Rank.  The Series B Preferred Stock shall rank: (i) subject to the requirements of Section 7, junior to any other class or series of capital stock of the Corporation hereafter created specifically ranking as to dividend rights, redemption rights, liquidation preference and other rights senior to the Series B Preferred Stock (the “Senior Securities”); (ii) senior to all of the Corporation’s common stock, par value $0.001 per share (the “Common Stock”); (iii) senior to any class or series of capital stock of the Corporation hereafter created not specifically ranking as to dividend rights, redemption rights, liquidation preference and other rights senior to or on parity with any Series B Preferred Stock of whatever subdivision (collectively, with the Common Stock, the “Junior Securities”); and (iv) pari passu with respect to dividend and liquidation rights with the Corporation’s Series A Cumulative Redeemable Convertible Preferred Stock ( the “Series A Preferred Stock”) and, subject to the requirements of Section 7, pari passu with respect to any class or series of capital stock of the Corporation hereafter created specifically ranking on a parity with the Series B Preferred Stock (collectively, the “Parity Securities”).

Section 3.                      Dividends.

(a)           So long as shares of Series B Preferred Stock remain outstanding, the holders of each share of the Series B Preferred Stock shall be entitled, from and after the date of issuance of such share, to receive, and shall be paid quarterly in arrears (beginning on the last day of the calendar quarter following the date of the initial issuance of Series B Preferred Stock) in cash out of funds legally available therefor, on a pari passu basis with the Holders of Series A Preferred Stock, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Stock, cumulative dividends, of an amount equal to 7.00% of the Series B Issue Price per share (as adjusted for any stock dividends, stock splits, combinations, recapitalizations involving equity securities of the Corporation, reclassifications or other similar events involving a change with respect to the Series B Preferred Stock) per annum with respect to each share of the Series B Preferred Stock; provided, however, that such dividend may, at the option of the Corporation, be paid to the holders of Series B Preferred Stock in shares of the Series B Preferred Stock valued at the Series B Issue Price (as adjusted for any stock dividends, stock splits, combinations, recapitalizations involving equity securities of the Corporation, reclassifications or other similar events involving a change with respect to the Series B Preferred Stock).  The holders of shares of Series B Preferred Stock shall be entitled to receive such dividends immediately after the payment of any dividends to Senior Securities required by the Corporation’s Certificate of Incorporation, as amended or amended and restated and in effect, including for this purpose any certificate(s) of designation (the “Charter”), prior and in preference to any dividends paid to Junior Securities but in parity with any distribution to the holders of Series A Preferred Stock and all other Parity Securities.

(b)           In case the Corporation shall at any time or from time to time declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its subsidiaries by way of a dividend, distribution or spin-off) on its Common Stock, other than (i) a distribution made in compliance with the provisions of Section 4 or (ii) a dividend or distribution made in Common Stock, the holders of the Series B Preferred Stock shall be entitled to receive from the Corporation with respect to each share of Series B Preferred Stock held, any dividend or distribution that would be received by a holder of the number of shares (including fractional shares) of Common Stock into which such Series B Preferred Stock is convertible on the record date for such dividend or distribution, with fractional shares of Common Stock deemed to be entitled to the corresponding fraction of any dividend or distribution that would be received by a whole share.  Any such dividend or distribution shall be declared, ordered, paid and made at the same time such dividend or distribution is declared, ordered, paid and made on the Common Stock.  No dividend or distribution shall be declared, ordered, paid or made on the Common Stock unless the dividend or distribution on the Series B Preferred Stock provided for by this paragraph shall be declared, ordered, paid or made at the same time.

Section 4.                      Liquidation Preference.

(a)           In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, immediately after any distributions to Senior Securities required by the Charter, and prior and in preference to any distribution to Junior Securities but pari passu with any distribution to the holders of Series A Preferred Stock or other Parity Securities, an amount per share equal to the sum of the Series B Issue Price (as adjusted for any stock splits, combinations, recapitalizations involving equity securities of the Corporation, reclassifications of other similar events involving a change with respect to the Series B Preferred Stock) and any accrued but unpaid dividends on the Series B Preferred Stock.  If upon the occurrence of such event, and after the payment in full of the preferential amounts with respect to the Senior Securities, the assets and funds available to be distributed among the holders of the Series B Preferred Stock, the Series A Preferred Stock and any other Parity Securities shall be insufficient to permit the payment to such holders of the full preferential amounts due to such holders, respectively, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of the Series B Preferred Stock, Series A Preferred Stock and any other Parity Securities, pro rata, based on the amount each such holder would receive if such full preferential amounts were paid unless otherwise provided in the Charter.

(b)           Upon the completion of the distributions required by Section 4(a), if assets remain in the Corporation, they shall be distributed to the holders of Junior Securities other than Common Stock with respect to any liquidation preference payable to such holders.

(c)           Upon the completion of the distributions required by Section 4(a) and Section 4(b), if assets remain in the Corporation, they shall be distributed pro rata, on an as-converted to Common Stock basis, to the holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock.

(d)           A sale, lease, conveyance or disposition of all or substantially all of the capital stock or assets of the Corporation or a merger, consolidation, share exchange, reorganization or other transaction or series of related transactions (whether involving the Corporation or a subsidiary thereof) in which the Corporation’s stockholders immediately prior to such transaction do not retain a majority of the voting power in the surviving entity (a “Transaction”), shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 4, unless (i) the holders of 66 2/3% of the then outstanding shares of the Series B Preferred Stock vote affirmatively or consent in writing that such transaction shall not be treated as a liquidation, dissolution or winding up within the meaning of this Section 4 or (ii) such Transaction shall have resulted in the conversion of the Series B Preferred Stock in accordance with Section 5(b); provided, however, that each holder of Series B Preferred Stock shall have the right to elect the conversion benefits of the provisions of Section 5(a) or other applicable conversion provisions in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section; and provided, further, that shares of the surviving entity held by holders of the capital stock of the Corporation acquired by means of other than the Transaction shall not be used in determining if the shareholders of the Corporation own a majority of the voting power of the surviving entity, but shall be used for determining the total outstanding voting power of such entity.

(e)           Prior to the closing of a Transaction described in Section 4(d) which would constitute a liquidation, dissolution or winding up within the meaning of this Section 4, the Corporation shall, at its sole option, either (i) make all distributions of cash or other property that it is required to make to the holders of Series B Preferred Stock pursuant to the first sentence of Section 4(a), (ii) set aside sufficient funds or other property from which the distributions required to be made to such holders can be made, or (iii) establish an escrow or other similar arrangement with a third party pursuant to which the proceeds payable to the Corporation from the Transaction will be used to make the liquidating payments to such holders immediately after the consummation of the Transaction.  In the event that the Corporation is unable to fully comply with any of the foregoing alternatives, the Corporation shall either: (x) cause such closing to be postponed until the Corporation complies with one of the foregoing alternatives, or (y) cancel such Transaction, in which event the rights of the holders of Series B Preferred Stock shall be the same as existing immediately prior to such proposed Transaction.

Section 5.                      Conversion of Series B Preferred Stock.  The Corporation and the record holders of the Series B Preferred Stock shall have conversion rights as follows:

(a)           Right to Convert.  Each record holder of Series B Preferred Stock shall be entitled to convert whole shares of Series B Preferred Stock for the Common Stock issuable upon conversion of the Series B Preferred Stock, at any time at the option of the holder thereof, subject to adjustment and limitations on conversion prior to obtaining stockholder approval as provided in Section 5(d) hereof, as follows: Each share of Series B Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is obtained by (I) multiplying the number of shares of Series B Preferred Stock so to be converted by the Series B Issue Price and (II) dividing the result thereof by the Conversion Price.  The Conversion Price shall initially be $6.50 per share of Series B Preferred Stock, subject to adjustment as provided in Section 5(d).  Accrued but unpaid dividends will be paid in cash upon any such conversion.

(b)           Forced Conversion.  (i)  In the event of a Transaction which will result in an Internal Rate of Return to holders of Series B Preferred Stock of 25.00% or more, each share of outstanding Series B Preferred Stock shall, concurrently with the closing of such Transaction, be converted into fully-paid and non-assessable shares of Common Stock.  Any such conversion shall be made into the number of shares of Common Stock determined pursuant to Section 5(a) using the Conversion Price, as last adjusted.  Accrued but unpaid dividends will be paid in cash on any such conversion.

(ii)           Notwithstanding anything to the contrary herein, no shares of outstanding Series B Preferred Stock shall be converted into Common Stock pursuant to this Section 5(b) unless at the time of such proposed conversion the Corporation shall have on file with the Securities and Exchange Commission an effective registration statement with respect to the shares of Common Stock issued or issuable to the holders on conversion of the Series B Preferred Stock then issued or issuable to such holders and such shares of Common Stock are eligible for trading on NASDAQ (or approved by and listed on a stock exchange approved by the holders of 66 2/3% of the then outstanding shares of Series B Preferred Stock).

(c)           Mechanics of Conversion.  In order to convert Series B Preferred Stock into full shares of Common Stock if (i) such conversion is pursuant to Section 5(a), the holder shall (A) fax a copy of a fully executed notice of conversion (“Notice of Conversion”) to the Corporation at the office of the Corporation or to the Corporation’s designated transfer agent (the “Transfer Agent”) for the Series B Preferred Stock stating that the holder elects to convert, which notice shall specify the date of conversion, the number of shares of Series B Preferred Stock to be converted, the Conversion Price (together with a copy of the front page of each certificate to be converted) and (B) surrender to a common courier for either overnight or two (2) day delivery to the office of the Corporation or its transfer agent, the original certificates representing the Series B Preferred Stock (the “Preferred Stock Certificates”) being converted, duly endorsed for transfer, and (ii) such conversion is pursuant to Section 5(b), the Corporation shall fax a copy of a Notice of Conversion to the holders of Series B Preferred Stock stating that the shares of Series B Preferred Stock shall be converted into Common Stock, which notice shall describe the Transaction and the calculation of the Internal Rate of Return and specify the date of such conversion, the number of shares of Series B Preferred Stock that are being converted, the Conversion Price and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the front page of each certificate to be converted); provided, however, that the Corporation’s failure to deliver a Notice of Conversion to each holder shall not affect the conversion of such shares of Series B Preferred Stock on the date of the closing of the Transaction and the cancellation of the certificates representing such shares of Series B Preferred Stock.  In the event of a conversion pursuant to Section 5(b), the outstanding shares of Series B Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent and the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the Preferred Stock Certificates are delivered to the Corporation or the Transfer Agent as provided above, or the holder notifies the Corporation or its Transfer Agent that such certificates have been lost, stolen or destroyed (subject to the requirements of Section 5(c)(i) below).

(i)           Lost or Stolen Certificates.  Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Series B Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation, and upon surrender and cancellation of the Preferred Stock Certificates, if mutilated, the Corporation shall execute and deliver new Preferred Stock Certificates of like tenor and date; provided that the Corporation shall pay all costs of delivery (including insurance against loss and theft until delivered in an amount satisfactory to the holders of Series B Preferred Stock).  However, the Corporation shall not be obligated to reissue such lost or stolen Preferred Stock Certificates if the holder contemporaneously requests the Corporation to convert such Series B Preferred Stock into Common Stock or if such shares of Series B Preferred Stock have been otherwise converted into Common Stock.

(ii)          Delivery of Common Stock Upon Conversion.  The Corporation no later than 6:00 p.m. (Pacific time) on the third (3rd) business day after receipt by the Corporation or its transfer agent of all necessary documentation duly executed and in proper form required for conversion, including the original Preferred Stock Certificates to be converted (or after provision for security or indemnification in the case of lost, stolen or destroyed certificates, if required), shall issue and surrender to a common courier for either overnight or (if delivery is outside the United States) two (2) day delivery to the holder as shown on the stock records of the Corporation a certificate for the number of shares of Common Stock to which the holder shall be entitled as aforesaid.

(iii)         Date of Conversion.  The date on which a voluntary conversion pursuant to Section 5(a) occurs (the “Date of Voluntary Conversion”) shall be deemed to be the date the applicable Notice of Conversion is faxed to the Corporation or the Transfer Agent, as the case may be, provided that the copy of the Notice of Conversion is faxed to the Corporation on or prior to 6:00 p.m. (Pacific time) on the Date of Conversion.  A forced conversion pursuant to Section 5(b) shall occur on the date on which such forced conversion is deemed to occur pursuant to Section 5(b) (the “Date of Forced Conversion”, and together with the Date of Voluntary Conversion, the “Date of Conversion”).  The original Preferred Stock Certificates representing the shares of Series B Preferred Stock to be converted shall be surrendered by depositing such certificates with a common courier for either overnight or two (2) day delivery, as soon as practicable following the Date of Voluntary Conversion or as soon as practicable following the date such holder receives notice of the Date of Forced Conversion. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Date of Conversion.

(iv)         No Fractional Shares on Conversion.  No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock.  In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall (after aggregating all shares into which shares of Series B Preferred held by each holder could be converted) pay cash equal to such fraction multiplied by the Market Price per share of Common Stock on the Date of Conversion.

(d)           Adjustment of Conversion Price.

(i)           Adjustments of Conversion Price Upon Issuance of Common Stock.  If at any time after the first filing of this Certificate of Designations, the Corporation shall issue or sell, or is, in accordance with Section 5(d)(i)(A) through (G) below, deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale or deemed issue or sale, then, forthwith upon such issue or sale or deemed issue or sale, the Conversion Price shall be reduced to the price determined by dividing (x) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (y) the total number of shares of Common Stock outstanding immediately after such issue or sale.  For purposes of determining the number of shares of Common Stock outstanding as provided in clauses (x) and (y) above, the number of shares of Common Stock issuable upon conversion of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock, exercise of all outstanding Options (as defined below) and conversion of all outstanding Convertible Securities (as defined below) shall be deemed to be outstanding. Notwithstanding any other provision in this subsection to the contrary, if an adjustment to the Conversion Price pursuant to this Section 5(d) would require the Corporation, (I) to issue any shares of Common Stock upon conversion of the Series B Preferred Stock in excess of 19.99% of the total number of shares of Common Stock outstanding immediately prior to the closing (the “Closing”) of the transactions contemplated by the Purchase Agreement (when aggregated with all shares of Common Stock issued or issuable to such holders upon conversion of the Series B Preferred Stock or upon the payment of a dividend on the Series B Preferred Stock) at a price less than the greater of the Market Price per share immediately prior to the Closing or the Corporation’s book value per share at December 31, 2007 as reflected in the Corporation’s Form 8-K filed with the Securities and Exchange Commission immediately after the Closing (the “Conversion Limitation”), or (II) to otherwise obtain stockholder approval of the transactions contemplated by the Purchase Agreement pursuant to NASDAQ Marketplace Rule 4350(i), and such stockholder approval has not been obtained, (1) the Conversion Price shall not be reduced below the maximum extent that would not require shareholder approval under NASDAQ Marketplace Rule 4350(i), and (2) the Corporation shall use its commercially best efforts to obtain such stockholder approval as soon as reasonably practicable, including by calling a special meeting of the stockholders to vote on such Conversion Price adjustment.  In no event shall the Corporation be obligated to issue any shares of Common Stock upon conversion of the Series B Preferred Stock in excess of the Conversion Limitation until stockholder approval has been obtained. Once stockholder approval of the transactions contemplated by the Purchase Agreement has been obtained, the Conversion Limitation shall be of no further force or effect.

For purposes of this Section 5(d)(i), the following subparagraphs (A) to (G) of this Section 5(d)(i) shall also be applicable:

(A)           Issuance of Rights or Options.  In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof (in all cases excluding the effect of a net issue election), by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding.  Except as otherwise provided in Section 5(d)(i)(C), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

(B)           Issuance of Convertible Securities.  In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding; provided that (a) except as otherwise provided in Section 5(d)(i)(C), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this Section 5(d)(i), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(C)           Change in Option Price or Conversion Rate.  Upon the happening of any of the following events, namely, if (1) the purchase price or exercise price provided for in any Option referred to in Section 5(d)(i)(A), (2) the number of shares into which the Option is exercisable, (3) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 5(d)(i)(A) or (B), or (4) the rate at which Convertible Securities referred to in Section 5(d)(i)(A) or (B) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

(D)           Stock Dividends.  In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation (other than Common Stock, Series A Preferred Stock or Series B Preferred Stock) payable in Common Stock, then any Common Stock issuable in payment of such dividend or distribution shall be deemed to have been issued or sold for $.001 per share, unless the holders of at least 66 2/3% of the then outstanding Series B Preferred Stock shall have consented to such dividend or distribution.

(E)           Consideration for Stock.  In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith.  In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith.  In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board.

(F)           Record Date.  In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(G)           Treasury Shares.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this Section 5(d)(i).

(ii)           Certain Issues Excepted.  Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance or sale from and after the date of filing of this Certificate of Designations of Anti-Dilution Excluded Securities (as defined below).

(iii)           Adjustments for Subdivisions, Common Stock Dividends, Combinations or Consolidations of Common Stock.  If the outstanding shares of Common Stock shall be subdivided or increased, by stock split, stock dividend or otherwise, into a greater number of shares of Common Stock, the Conversion Price shall concurrently with the effectiveness of such subdivision or payment of such stock dividend, be proportionately decreased.  If the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(iv)           Adjustments for Reclassification, Exchange and Substitution. If the Common Stock issuable upon conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the Conversion Price shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Series B Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series B Preferred Stock immediately before that change.

(v)           Adjustments for Merger, Sale, Lease or Conveyance.  In case of any share exchange, reorganization, consolidation with or merger of the Corporation with or into another corporation, or in case of any sale, lease, conveyance or disposition to another Corporation of the assets of the Corporation as an entirety or substantially as an entirety, which is not treated as a liquidation, dissolution or winding up pursuant to Section 4(d) above, the Series B Preferred Stock shall after the date of such share exchange, reorganization, consolidation, merger, sale, lease, conveyance or disposition be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease, conveyance or disposition) upon conversion of the Series B Preferred Stock would have been entitled upon such share exchange, reorganization, consolidation, merger, sale, lease, conveyance or disposition; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the Series B Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series B Preferred Stock.

(vi)           Fractional Shares.  If any adjustment under this Section 5(d) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be rounded to the nearest whole number of shares with one-half share being rounded up.

(vii)          Notice of Adjustment.  Concurrent with any adjustment pursuant to this Section 5(d), the Corporation shall provide prompt notice to the holders of Series B Preferred Stock notifying such holders of any such adjustment.

Section 6.                      Voting Rights.  Except to the extent otherwise expressly provided by law and in Section 7, the Series B Preferred Stock shall vote together with all other classes and series of voting stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation.  Each share of Series B Preferred Stock shall entitle the holder thereof to the number of votes equal to the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible (determined without regard to Section 5(c)(iv)) on all matters to be voted on by the stockholders of the Corporation; provided, however, that solely for purposes of this Section 6, the number of votes for each share of Series B Preferred Stock shall not exceed the number of shares of Common Stock into which each share of Series B Preferred Stock would be convertible if the applicable Conversion Price were $6.50 (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares).

Section 7.                      Protective Provisions.  The Corporation shall not, without first obtaining the written consent of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock voting as a separate class:

(i)           increase or decrease the total number of authorized shares of Series B Preferred Stock or the authorized shares of Common Stock reserved for issuance upon conversion of the Series B Preferred Stock (except as otherwise required by the Charter or this Certificate of Designations);

(ii)          increase or decrease the number of authorized shares of Preferred Stock or Common Stock (except any increase or decrease in the number of authorized shares of Series A Preferred Stock and the shares of Common Stock into which they are convertible, and as otherwise required by the Charter and this Certificate of Designations);

(iii)         alter, amend, repeal, substitute or waive any provision of the Charter or the Corporation’s bylaws, so as to affect adversely the voting powers, preferences or other rights, including, without limitation, the liquidation preferences, dividend rights, conversion rights, redemption rights or any reduction in the stated value of the Series B Preferred Stock, whether by merger, consolidation or otherwise;

(iv)         authorize, create, issue or sell any Senior Securities or any Parity Securities (other than additional shares of Series A Preferred Stock that may be issued as a dividend on the Series A Preferred Stock pursuant to Section 3(a) of the Certificate of Designations, Powers, Preferences and Rights of the Series A Preferred Stock (the “Series A Preferred Certificate of Designations”)) or securities that are convertible into Senior Securities or Parity Securities with respect to voting, dividend, liquidation or redemption rights, including subordinated debt;

(v)          authorize, create, issue or sell any Junior Securities other than Common Stock or securities that are convertible into Junior Securities other than Common Stock with respect to voting, dividend, liquidation or redemption rights, including subordinated debt;

(vi)         authorize, create, issue or sell any Series B Preferred Stock other than the Series B Preferred Stock authorized, created, issued and sold pursuant to the Purchase Agreement and Series B Preferred Stock issued in replacement or exchange therefore;

(vii)        engage in a Transaction which would result in an Internal Rate of Return to holders of Series B Preferred Stock of less than 25.00%;

(viii)       declare or pay any dividends or distributions on the capital stock of the Corporation in a cumulative amount in excess of the dividends and distributions paid on the Series A Preferred Stock and the Series B Preferred Stock in accordance with their respective Certificates of Designations;

(ix)          authorize or effect the voluntary liquidation, dissolution, recapitalization, reorganization or winding up of the business of the Corporation;

(x)           purchase, redeem or otherwise acquire any capital stock of the Corporation other than Series A Preferred Stock or Series B Preferred Stock, or any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, capital stock of the Corporation or securities convertible into or exchangeable for capital stock of the Corporation; or

(xi)           unless the Corporation has obtained stockholder approval of the transactions contemplated by the Purchase Agreement pursuant to NASDAQ Marketplace Rule 4350(i), issue or sell, or engage in any transaction wherein the Corporation shall have been deemed to have issued or sold, any shares of Common Stock or securities convertible into Common Stock for a consideration per share that, as a result of the provisions of Section 5(d)(i), would result in the issuance of Common Stock upon conversion of the Series B Preferred Stock in excess of the Conversion Limitation.

Section 8.                      Status of Converted Stock.  In the event any shares of Series B Preferred Stock shall be converted pursuant to Section 5 hereof, the shares so converted shall be canceled, shall return to the status of authorized but unissued Preferred Stock of no designated series, and shall not be issuable by the Corporation as Series B Preferred Stock.

Section 9.                      Preemptive Rights.

(a)             So long as at least 50% of the shares of Series B Preferred Stock remain outstanding, the Corporation shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of the capital stock of the Corporation (excluding any shares of Series A Preferred Stock and any shares of Common Stock issuable upon conversion of Series A Preferred Stock), (ii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any capital stock of the Corporation, or (iii) any securities convertible into capital stock of the Corporation (collectively, but not including any Series A Preemptive Rights Securities (as defined below), the “Offered Securities”), unless in each such case the Corporation shall have first complied with this Section 9; provided, however, that (x) the preemptive rights of any holder of Series B Preferred Stock shall not include rights with respect to any securities of the Corporation as to which any holder of Series A Preferred Stock has exercised its rights (the “Series A Preemptive Rights Securities”) and (y) the preemptive rights of the holder of Series B Preferred Stock shall not arise or be exercisable until after all holders of Series A Preferred Stock have exercised their preemptive rights, in whole or in part, or declined to exercise such rights.  The Corporation shall deliver to each holder of the Series B Preferred Stock a written notice of any proposed, intended or potential (i.e., in the event the holders of the Series A Preemptive Rights Securities elect not to exercise any or all of their preemptive rights with respect to the Series A Preemptive Rights Securities) issuance, sale or exchange of Offered Securities (the “Offer”), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with such holder of the Series B Preferred Stock (A) a pro rata portion of the Offered Securities determined by dividing (x) the aggregate number of shares of Common Stock then held by such holder of the Series B Preferred Stock (giving effect to the conversion of all shares of convertible preferred stock then held by such holder) by (y) the total number of shares of Common Stock then held by all holders of the Series B Preferred Stock (giving effect to the conversion of all outstanding shares of convertible preferred stock then held by such holders) (such pro rata portion of the Offered Securities, the “Basic Amount”), and (B) any additional portion of the Offered Securities attributable to the Basic Amounts of other holders of the Series B Preferred Stock as such holder shall indicate it will purchase or acquire should the other holders subscribe for less than their Basic Amounts (the “Undersubscription Amount”).

(b)             To accept an Offer, in whole or in part, a holder of the Series B Preferred Stock must deliver a written notice to the Corporation prior to the end of the 30-day period of the Offer, setting forth the portion of the holder’s Basic Amount that such holder elects to purchase and, if such holder shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such holder elects to purchase (the “Notice of Acceptance”).  If the Basic Amounts subscribed for by all holders of the Series B Preferred Stock are less than the total of all of the Basic Amounts available for purchase, then each holder who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceeds the difference between the total of all of the Basic Amounts available for purchase and the Basic Amounts subscribed for (the “Available Undersubscription Amount”) each holder of Series B Preferred Stock who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amounts subscribed for by such holder bears to the total Undersubscription Amounts subscribed for by all holders of the Series B Preferred Stock, subject to rounding by the Board to the extent it deems reasonably necessary.

(c)             The Corporation shall have 90 days from the expiration of the period set forth in Section 9(b) to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the holders of the Series B Preferred Stock (the “Refused Securities”), but only to the offerees or purchasers described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Corporation than those set forth in the Offer.

(d)             In the event the Corporation shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 9(c)), then each holder of the Series B Preferred Stock may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the holder of the Series B Preferred Stock elected to purchase pursuant to Section 9(b) multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Corporation actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Purchasers pursuant to Section 9(b) prior to such reduction), plus the number or amount of the Series A Preemptive Rights Securities, if any, and (ii) the denominator of which shall be the original amount of the Offered Securities plus the number or amount of the Series A Preemptive Rights Securities, if any.  In the event that any holder of the Series B Preferred Stock so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Corporation may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Purchasers in accordance with Section 9(a).

(e)             Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the holders of the Series B Preferred Stock shall acquire from the Corporation, and the Corporation shall issue to the holders of the Series B Preferred Stock, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 9(d) if the holders have so elected, upon the terms and conditions specified in the Offer.  The purchase by the holders of the Series B Preferred Stock of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Corporation and the holders of a purchase agreement relating to such Offered Securities satisfactory in form and substance to the holders of the Series B Preferred Stock and their respective counsel.

(f)             Any Offered Securities not acquired by the holders of the Series B Preferred Stock or other persons in accordance with Section 9(c) may not be issued, sold or exchanged until they are again offered to the holders of the Series B Preferred Stock under the procedures specified in this Section 9.

(g)             The rights of the holders of the Series B Preferred Stock under this Section 9 shall not apply to Preemptive Rights Excluded Securities.

(h)             The failure of any holder of Series B Preferred Stock to exercise its rights under this Section 9 shall not be deemed to be a waiver of its rights hereunder in connection with any subsequent issuance, sale or exchange, agreement to issue, sell or exchange, or reservation or setting aside for issuance, sale or exchange of Offered Securities.

Section 10.  Reservation of Stock.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of shares of Series B Preferred Stock issued or issuable to the holders, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, in addition to such other remedies as shall be available to the holder of Series B Preferred Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number as shall be sufficient for such purposes, including, without limitation, using best efforts to obtain stockholder approval of any necessary amendment to the Charter.

Section 11.   Definitions.  As used in this Certificate, the following capitalized terms have the following meanings.

“Anti-Dilution Excluded Securities” mean any of the following securities: (1)  securities issued to employees, officers or directors of the Corporation or options to purchase Common Stock granted by the Corporation to employees, officers or directors of the Corporation pursuant to any option plan, agreement or other arrangement duly adopted by the Corporation and the grant of which is approved by the compensation committee of the Board; (2) any Series A Preferred Stock issued as a dividend on shares of Series A Preferred Stock, (3) any Common Stock issued upon conversion of the Series A Preferred Stock; (4) the Series B Preferred Stock and any Common Stock issued upon conversion of the Series B Preferred Stock; (5) for the avoidance of doubt, securities issued on the conversion of any Convertible Securities or the exercise of any Options, in each case, outstanding on the date of the first filing of this Certificate of Designations; and (6) for the avoidance of doubt, securities issued in connection with a stock split, stock dividend, combination, reorganization, recapitalization or other similar event for which adjustment is made in accordance with Section 5(d)(iii) or (iv).

“Internal Rate of Return” means the discount rate that makes the net present value of all cash payments equal zero.  In determining the Internal Rate of Return, the initial investment of the holders of the Series B Preferred Stock shall include all transaction costs and expenses incurred by the initial holder of the Series B Preferred Stock in connection with the transactions contemplated by the Purchase Agreement and all additional costs and expenses of the holders of Series B Preferred Stock in respect of the investment incurred through the date of the determination shall be treated as cash expenditures when made.  For purposes of determining the Internal Rate of Return, any dividends, distributions or payments other than in cash shall be deemed to have no value.  In determining the Internal Rate of Return in respect of a Transaction, the final payment for purposes of such determination shall be the cash, if any, distributable or payable to holders of the Series B Preferred Stock upon the closing of the Transaction assuming that the holders had converted all of the outstanding Series B Preferred Stock to Common Stock immediately prior to the closing of the Transaction.

“Market Price” shall be the closing sale price (on the applicable Trading Market) per share of Common Stock on any specified date, or, if such date does not fall on a Trading Day, then the closing sale price per share of Common Stock on the first Trading Day preceding such date which shall also constitute the “market price” for purposes of the Series A Preferred Certificate of Designations.

“Purchase Agreement” means that certain Securities Purchase Agreement, dated March 18, 2008, between the Corporation and Lyles United, LLC.

“Preemptive Rights Excluded Securities” mean any of the following securities:  (1) securities issued to employees, officers or directors of the Corporation or options to purchase Common Stock granted by the Corporation to employees, officers or directors of the Corporation pursuant to any option plan, agreement or other arrangement duly adopted by the Corporation and the grant of which is approved by the compensation committee of the Board; (2) any Series A Preferred Stock issued as a dividend on shares of Series A Preferred Stock and any Common Stock issued on conversion of any shares of Series A Preferred Stock or as a dividend to any holder of Series A Preferred Stock; (3) the Series B Preferred Stock and any Common Stock issued on conversion of the Series B Preferred Stock or issued as a dividend on the Series B Preferred Stock; (4) for the avoidance of doubt, securities issued on the conversion of any Convertible Securities or the exercise of any Options, in each case, outstanding on the date of the first filing of this Certificate of Designations; (5) for the avoidance of doubt, securities issued in connection with a stock split, stock dividend, combination, reorganization, recapitalization or other similar event for which adjustment is made in accordance with Section 5(d)(iii), (iv) or (v); and (6) the issuance of securities of the Corporation issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination by the Corporation approved by the Board.

“Trading Day” means any day on which the Common Stock is listed or quoted and traded on the applicable Trading Market.

“Trading Market” means the NASDAQ Global Market or, if the Common Stock is not then traded on the NASDAQ Global Market, any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed on its behalf by its Chief Financial Officer this 26th day of March, 2008.

PACIFIC ETHANOL, INC. By:______________________________ Name: Joseph W. Hansen Title: Chief Financial Officer

APPENDIX C

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

PACIFIC ETHANOL, INC.

WARRANT

Warrant No. W7-1	Dated: March 27, 2008

Pacific Ethanol, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, LYLES UNITED, LLC or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of 3,076,923 shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $7.00 per share (as adjusted from time to time as provided in Section 8, the “Exercise Price”), subject to the terms and conditions contained herein. This Warrant (this “Warrant”) is issued in connection with the purchase by Lyles United, LLC of shares of the Company’s Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Stock”) pursuant to the terms and conditions of that certain Securities Purchase Agreement dated March 18, 2008 between the Company and Lyles United, LLC (the “Purchase Agreement”).  Capitalized terms not otherwise defined herein shall have their respective meanings as set forth in the Purchase Agreement.

1. Registration of Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

2. Registration of Transfers.  The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein.  Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

3. Exercise and Duration of Warrants.

(a) This Warrant shall be exercisable by the registered Holder from time to time during the term commencing on the date that is six (6) months and one (1) day from the date hereof and ending on the date that is ten (10) years from the date hereof (the “Expiration Date”). At 5:00 P.M., California time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

(b) A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised, and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.”  The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder.  Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

4. Delivery of Warrant Shares.

Upon exercise of this Warrant, the Company shall promptly (but in no event later than five (5) Business Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise.  For purposes of this Warrant, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the State of California are authorized or required by law to remain closed.  The Holder, or any person so designated by the Holder to receive Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date.  It is acknowledged and agreed that certificates evidencing such Warrant Shares may bear a restrictive legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares.  Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

5. Charges, Taxes and Expenses.  Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

6. Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested.  Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

7. Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (after giving effect to the adjustments and restrictions of Section 8, if any). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon the due exercise of this Warrant, and upon issuance of such Warrant Shares and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

8. Certain Adjustments.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8.

(a) Stock Dividends and Splits.  If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this subsection shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this subsection shall become effective immediately after the effective date of such subdivision or combination.

(b) Number of Warrant Shares.  Simultaneously with any adjustment to the Exercise Price pursuant to subsection (a) of this Section 8, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be adjusted proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(c) Reclassification, Reorganization and Consolidation.  In case of any merger, consolidation, share exchange, reclassification, reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above) (each, a “Change of Control”), then the Company shall make appropriate provisions so that the Holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such Change of Control by a holder of the same number of Warrant Shares as were purchasable by the Holder of this Warrant immediately prior to such Change of Control.  In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.  The Company will use commercially best efforts, upon the consummation of any such Change of Control, to ensure that the successor entity, if any (if other than the Company), resulting from such Change of Control agrees by written instrument, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, to assume the obligations of the Company under this Warrant.

(d) Calculations.  All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(e) Notice of Adjustment.  When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of this Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of Warrant Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

9. Payment of Exercise Price.  The Holder shall pay the Exercise Price in immediately available funds.

10. Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

11. Notices.  Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified below prior to 5:00 p.m. (California time) on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified below on a day that is not a Business Day or later than 5:00 p.m. (California time) on any Business Day, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address and facsimile number for such notices or communications shall be as follows:

If to the Company:	Pacific Ethanol, Inc. 400 Capitol Mall, Suite 2060 Sacramento, California 95814 Fax (916) 446-3937 Attn: Chief Financial Officer AND Attn: General Counsel

If to Holder:	Lyles United, LLC 1210 West Olive Ave. Fresno, California 93728 Fax (559) 487-7951 Attn: Will Lyles, Vice President

With a copy to:	Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation
Three Embarcadero Center
Seventh Floor
San Francisco, California 94111
Fax (415) 217-5910
Attn: Gary P. Kaplan

or such other address or facsimile number as either party may designate to the other party hereto in accordance with the aforesaid procedure. Each party shall provide notice to the other party of any change in address or facsimile number.

12. Warrant Agent.  The Company shall serve as warrant agent under this Warrant.  Upon thirty (30) days’ prior notice to the Holder, the Company may appoint a new warrant agent.  Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act.  Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

13. Miscellaneous.

(a) Subject to the restrictions on transfer set forth on the first page hereof, this Warrant may be assigned by the Holder.  This Warrant may not be assigned by the Company except to a successor.  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.  Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

(c) Governing Law; Venue; Waiver Of Jury Trial.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.  EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE COUNTY OF FRESNO, CALIFORNIA, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

PACIFIC ETHANOL, INC. By:______________________________ Name: Neil M. Koehler Title: President & CEO

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:           PACIFIC ETHANOL, INC.

The undersigned is the Holder of Warrant No. W7-1 (the “Warrant”) issued by Pacific Ethanol, Inc., a Delaware corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

The Warrant is currently exercisable to purchase a total of __________ Warrant Shares.

The undersigned Holder hereby exercises its right to purchase __________ Warrant Shares pursuant to the Warrant.

The Holder shall pay the sum of $__________ to the Company in accordance with the terms of the Warrant.

Pursuant to this exercise, the Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

Following this exercise, the Warrant shall be exercisable to purchase a total of __________ Warrant Shares.

Dated: _____________________
Name of Holder:

(Print)___________________________________________

By:_____________________________________________
Name:___________________________________________
Title:____________________________________________

(Signature must conform in all respects to name of holder
as specified on the face of the Warrant)

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________ the right represented by the within Warrant to purchase __________ shares of Common Stock of Pacific Ethanol, Inc. to which the within Warrant relates and appoints __________ attorney to transfer said right on the books of Pacific Ethanol, Inc. with full power of substitution in the premises.

Dated: ___________, ____

By:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Print:

Address of transferee:

Fax: (___)
Attn:

In the presence of:

Print:

APPENDIX D

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) dated as of March 27, 2008, is by and among Pacific Ethanol, Inc., a Delaware corporation (the “Company”), and Lyles United, LLC, a Delaware limited liability company (the “Investor”).

WHEREAS, the Company and the Investor have entered into a Securities Purchase Agreement dated March 18, 2008 (and, as amended from time to time, the “Purchase Agreement”), providing for the purchase by the Investor of (i) 2,051,282 shares of the Company’s Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Stock”) (such shares, together with any additional shares of the Company’s Series B Preferred Stock issued as a dividend thereon, the “Shares”), and (ii) a warrant (the “Warrant”) to acquire up to 3,076,923 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”); and

WHEREAS, simultaneously with, and as a condition to, the closing of the transactions contemplated in the Purchase Agreement, the Company and the Investor desire to enter into this Agreement to provide certain registration and other rights with respect to the Registrable Securities (as hereinafter defined).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and the Purchase Agreement, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions.  As used in this Agreement, the following terms have the meanings indicated below or in the referenced sections of this Agreement:

“Adjustment Provisions” shall have the meaning set forth in Section 3(a).

“Affiliate” shall have the meaning set forth in the Purchase Agreement.

“Agreement” shall have the meaning set forth in the recitals hereof.

“Business Day shall mean any day other than Saturday, Sunday or other day on which commercial banks in the State of California are authorized or required by law to remain closed.

“Closing” shall have the meaning set forth in the Purchase Agreement.

“Commission” shall mean the United States Securities and Exchange Commission.

“Common Stock” shall have the meaning set forth in the recitals hereof.

“Company” shall have the meaning set forth in the recitals hereof.

“Conversion Shares” shall have the meaning set forth in the Purchase Agreement.

“Demand Registration” shall have the meaning set forth in Section 3(a).

 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“GAAP” shall mean generally accepted accounting principals, as in effect in the United States of America from time to time applied on a consistent basis.

“Investor” shall have the meaning set forth in the recitals hereof, and its successors, assigns and transferees.

“Investor Securities” shall mean the Shares, the Warrant Shares, the Conversion Shares and the Note Warrant Shares.

“Majority of the Registrable Securities” shall have the meaning set forth in Section 2(b).

“Note Warrant Shares” shall mean 100,000 shares of Common Stock acquired upon the exercise of the warrant issued in connection with that certain Secured Promissory Note by and between the Company and the Investor, dated November 28, 2007.

“Person” shall have the meaning set forth in the Purchase Agreement.

“Piggyback Registration” shall have the meaning set forth in Section 4(a).

“Purchase Agreement” shall have the meaning set forth in the recitals hereof.

“Registrable Securities” shall mean:  (i) the Conversion Shares; (ii) the Warrant Shares; (iii) the Note Warrant Shares; and (iv) any securities issued or issuable with respect to the Conversion Shares, Warrant Shares or Note Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization with respect to any of the securities referenced above; provided, however, that a Registrable Security ceases to be a Registrable Security when (a) it is registered under the Securities Act and disposed of in accordance with the registration statement covering it or (b) it is sold or transferred in accordance with the requirements of Rule 144 (or similar provisions then in effect) promulgated by the Commission under the Securities Act (“Rule 144”).

“Registration Expenses” shall have the meaning set forth in Section 6(a).

“Registration Statement” shall mean any registration statements contemplated by Section 3 and any additional registration statements contemplated by Section 4, including (in each case) the prospectus, amendments and supplements to such registration statement or prospectus, all exhibits attached thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Representatives” of a Person means the officers, employees, independent accountants, independent legal counsel and other representatives of such Person.

“Rule 415” shall mean Rule 415 (or similar provisions then in effect) promulgated by the Commission under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Shares” shall have the meaning set forth in the recitals hereof.

“Subsidiary” shall have the meaning set forth in the Purchase Agreement.

“Termination Date” shall mean the date that the Investor and its Affiliates, as a group, own less than 10% of the Investor Securities.  For purposes of calculating such percentage of ownership, each Share shall be deemed to be equivalent to the number of shares of Common Stock into which they are convertible.

“Warrant” shall have the meaning set forth in the Purchase Agreement.

“Warrant Shares” shall have the meaning set forth in the Purchase Agreement.

2.           Securities Subject to this Agreement.

(a)           Holders of Registrable Securities.  A Person is deemed to be a holder of Registrable Securities whenever that Person owns, directly or beneficially, or has the right to acquire, Registrable Securities, disregarding any legal restrictions upon the exercise of that right.

(b)           Majority of the Registrable Securities.  As used in this Agreement, the term “Majority of the Registrable Securities” means more than 50% of the Registrable Securities being registered or, where the context requires, a majority in interest of the Registrable Securities.

3.           Demand Registration.

(a)           Request for Registration.  Subject to the provisions of Section 3(b), at any time after the first anniversary of the Closing, (A) one or more holders of the Registrable Securities representing a Majority of the Registrable Securities may demand that the Company register all or part of its Registrable Securities under the Securities Act (a “Demand Registration”) on Form S-1 (or a similar form then in effect) promulgated by the Commission under the Securities Act, provided that the Company shall not be obligated to effect a Demand Registration (i) during the one hundred eighty (180) days period commencing with the date of any secondary public offering or (ii) if the Company delivers notice to the holders of Registrable Securities within thirty (30) days of any registration request of its intent to file a registration statement for a secondary public offering within sixty (60) days, during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the date of such secondary public offering, provided that the Company is actively employing in good faith commercially best efforts to cause the registration statement covering such offering to become effective and (B) one or more holders of Registrable Securities representing a Majority of the Registrable Securities may request a Demand Registration on Form S-3 (or a similar form then in effect), provided that the Registrable Securities to be covered by any such Form S-3 shall be expected to result in aggregate gross proceeds of not less than $1,000,000.  Within ten (10) days after receipt of a demand, the Company will notify in writing all holders of Registrable Securities of the demand.  Any holder who wants to include its Registrable Securities in the Demand Registration must notify the Company within ten (10) Business Days of receiving the notice of the Demand Registration.  Except as provided in this Section 3, the Company will include in all Demand Registrations all Registrable Securities for which the Company receives the timely written requests for inclusion.  Any such request to be included in a Demand Registration shall not be counted as a Demand Registration under this Section 3.  All demands or requests made pursuant to this Section 3(a) must specify the number of Registrable Securities to be registered and the intended method of disposing of the Registrable Securities.  The Company acknowledges that the plan of distribution contemplated by any such Registration Statement shall include offers and sales through underwriters or agents, offers and sales directly to investors, block trades and such other methods of offer and sale and that offers and sales may be on a continued or delayed basis under Rule 415. The Company will use its commercially best efforts to cause such Registration Statement to be declared effective by the Commission and to remain effective until such time as all of the shares of Common Stock designated thereunder are sold or the holders thereof are entitled to rely on Rule 144 for sales of Registrable Securities without registration under the Securities Act and without compliance with the public information, sales volume, manner of sale or notice requirements of Rule 144(c), (e), (f) or (h).  The Company acknowledges that at the time the Company files any Registration Statement pursuant to this Section 3 the number of Registrable Securities may not be fixed due to the antidilution and other provisions related to the Shares (“Adjustment Provisions”).  Accordingly, the Company agrees that it will register the number of Conversion Shares, Warrant Shares and Note Warrant Shares held by or issuable to the Investor as of the date of the filing of the Registration Statement and, to the extent permitted under the applicable rules under the Securities Act, the additional number of shares of Common Stock issuable pursuant to the Adjustment Provisions.  The Company agrees that, thereafter, it will file, as soon as practicable but in no event later than thirty (30) days after the issuance of additional Registrable Securities that are not covered by such Registration Statement (due to the effect of the Adjustment Provisions) such amendments and/or supplements to the Registration Statement, and such additional Registration Statements as are necessary in order to ensure that at least 100% of the Conversion Shares, Warrant Shares and Note Warrant Shares held by or issuable to the Investor are included in a Registration Statement, and the Company will use its commercially best efforts to cause such amendments, supplements and additional Registration Statements to be declared effective within ninety (90) days following the issuance of such additional Registrable Securities that are not otherwise covered by an effective Registration Statement.

(b)           Number of Demands.  The holders of Registrable Securities shall have the right to two (2) Demand Registrations on Form S-1 (or a similar form then in effect) and shall have the right to an unlimited number of Demand Registrations on Form S-3 (or a similar form then in effect); provided, however, that the Company shall not be obligated to effect more than one (1) Demand Registration on Form S-3 in any calendar year.

(c)           Registration Expenses.  The Company shall pay or reimburse to the holders of the Registrable Securities included in a Demand Registration all Registration Expenses of those holders in connection with any Demand Registration (including the reasonable fees and disbursements of one counsel for such holders in connection with each such Demand Registration not to exceed $25,000 per registration, as described in Section 6).

(d)           Selection of Underwriters; Priority on Demand Registrations.  If the holders of Registrable Securities initiating a Demand Registration intend to distribute Registrable Securities covered by their request by means of an underwriting, such holders shall, after consultation with the Company, select the investment banker(s) and manager(s) that will administer the offering; provided, that the Company shall have given its prior written consent to such selection (which consent shall be not unreasonably withheld).  The Company and the holders of Registrable Securities whose shares are being registered shall enter into a customary underwriting agreement with such investment banker(s) and manager(s).

If the managing underwriter advises the Company, in writing or otherwise, that an underwriters’ over-allotment option, not in excess of fifteen percent (15%) of the total offering to be so effected, is necessary or desirable for the marketing of such offering, all Registrable Securities which are to be included in such offering pursuant to this Section 3(d) and any other securities shall be allocated pro rata to the primary portion of such offering and the underwriters’ over-allotment portion on the basis of the total number of Registrable Securities and other securities requested to be included in the registration.

Notwithstanding any other provision of this Section 3, if the managing underwriter advises the Company, in writing or otherwise, that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold, the Company will include the securities in the registration in the following order of priority: (i) first, among all holders requesting to include Registrable Securities in the Demand Registration (allocated pro rata among the holders of Registrable Securities requested to be included in the registration, on the basis of the dollar amount or number of Registrable Securities requested to be included, as the case may be); (ii) second, any other securities (provided they are of the same class as the securities sold by the Company) requested to be included, allocated among the holders of such securities in such proportions as the Company and those holders may agree; and (iii) third, to the Company for its account.

If any holder of Registrable Securities (other than the holder making the demand) disapproves of the terms of the underwriting, such holder may withdraw therefrom by giving written notice to the Company and the managing underwriter.

(e)           Delay in Filing.  Notwithstanding the foregoing, the Company may delay in filing a registration statement in connection with a Demand Registration and may withhold efforts to cause the registration statement to become effective, if the Company determines in good faith that such registration might involve initial or continuing disclosure obligations that the Board of Directors of the Company determines, in good faith, will not be in the best interest of the Company’s stockholders.  The Company may exercise such right to delay or withhold efforts not more than once in any twelve (12) month period and for not more than ninety (90) days at a time.  If, after a registration statement becomes effective, the Company advises the holders of registered shares that the Company considers it appropriate for the registration statement to be amended, the Company shall use its best efforts to amend such registration statement, and the holders of such shares shall suspend any further sales of their registered shares until the Company advises them that the amended registration statement has been declared effective.

(f)           Effective Demand Registration.  A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) three hundred sixty (360) days; provided, however, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the holder requesting the Demand Registration and such interference is not thereafter eliminated, or (y) the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure on the part of the holder requesting the Demand Registration.

4.           Piggyback Registrations.

(a)           Right to Piggyback.  Whenever the Company proposes to register any of its securities in an underwritten offering under the Securities Act, whether for its own account or for the account of another stockholder (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8, pursuant to a registration made on Form S-4 or any successor forms then in effect and except for the registration of securities held by Cascade Investment, L.L.C. (“Cascade”) pursuant to the terms and conditions of that certain Registration Rights and Stockholders Agreement dated as of April 13, 2006 between the Company and Cascade) at any time other than pursuant to a Demand Registration and the registration form to be used may be used for the registration of the Registrable Securities (a “Piggyback Registration”), it will so notify in writing all holders of Registrable Securities no later than the earlier to occur of (i) the tenth (10th) day following the Company’s receipt of notice of exercise of other demand registration rights, or (ii) forty-five (45) days prior to the anticipated filing date.  Subject to the provisions of Section 4(c), the Company will include in the Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion within fifteen (15) days after the issuance of the Company’s notice.  Such Registrable Securities may be made subject to an underwriters’ over-allotment option, if so requested by the managing underwriter.  The holders of Registrable Securities may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time before ten (10) business days prior to the effective date of the Piggyback Registration.  In any Piggyback Registration, the Company, the holders of Registrable Securities and any Person who hereafter becomes entitled to register its securities in a registration initiated by the Company must sell their securities on the same terms and conditions.  A registration of Registrable Securities pursuant to this Section 4 shall not be counted as a Demand Registration pursuant to Section 3.

(b)           Piggyback Expenses.  The Company shall pay or reimburse to the holders of the Registrable Securities included in a Piggyback Registration all Registration Expenses of those holders in connection with the Piggyback Registration (including the reasonable fees and disbursements of one counsel for such holders in connection with each such Piggyback Registration not to exceed $25,000 per Piggyback Registration, as described in Section 6).

(c)           Underwriting; Priority on Piggyback Registrations.  The right of any such holder to be included in an underwritten registration pursuant to this Section 4 shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein.  All holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.  If the managing underwriter gives the Company its written opinion that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold, the Company will include the securities in the registration in the following order of priority: (i) first, subject to the first proviso below, all securities the Company or the stockholder, if any, on whose account securities are being registered proposes to sell; (ii) second, subject to the first proviso below, up to the full number or dollar amount of Registrable Securities requested to be included in the registration (allocated pro rata among the holders of Registrable Securities requested to be included in the registration, on the basis of the dollar amount or number of Registrable Securities requested to be included, as the case may be); and (iii) third, any other securities (provided they are of the same class as the securities sold by the Company) requested to be included, allocated among the holders of such securities in such proportions as the Company and those holders may agree; provided, however, that at least twenty percent (20%) of the Registrable Securities requested to be included in such registration shall be included in the offering; provided, further,  that, (i) the holders of Registrable Securities shall not be subject to any cutback in the amount of Registrable Securities requested to be included in the registration unless all other holders of securities requesting to be included in such registration other than the stockholder, if any, on whose account securities are being registered have been excluded from such registration.  In the event that the managing underwriter advises the Company that an underwriters’ over-allotment option is necessary or advisable, the allocation provided for in this Section 4(c) shall apply to the determination of which securities are to be included in the registration of such shares.  Except with the prior written consent of each holder of Registrable Securities, the Company shall not grant to any holder of the Company’s securities any right to Piggyback Registration which would reduce the amount of Registrable Securities includable in such registration.

`(d)           Selection of Underwriters.  If any Piggyback Registration is an underwritten offering, the Company will select as the investment banker(s) and manager(s) that will administer the offering a nationally recognized investment banker(s) and manager(s) with demonstrable industry-specific expertise and experience.  The Company and the holders of Registrable Securities whose shares are being registered shall enter into a customary underwriting agreement with such investment banker(s) and manager(s), provided, however, that the liability of any holder of Registrable Securities shall be limited to such holder’s net proceeds received from the sale of its Registrable Securities in such offering and such limitation shall not be amended by an underwriting agreement or arrangement.

(e)           Right to Terminate Registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4 prior to the effectiveness of such registration whether or not any holder has elected to include securities in such registration.  The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 7.

5.           Registration Procedures.

(a)           Obligations of the Company.  Whenever required to register any Registrable Securities, the Company shall as expeditiously as practicable:

(i)           prepare and file with the Commission to permit a public offering and resale of the Registrable Securities under the Securities Act which offering may, if so requested, be on a delayed or continuous basis under Rule 415 a registration statement on the appropriate form and use commercially best efforts to cause the registration statement to become effective.  At least ten (10) days before filing a registration statement or prospectus or at least three (3) Business Days before filing any amendments or supplements thereto, the Company will furnish to the counsel of the holders of a Majority of the Registrable Securities being registered copies of all documents proposed to be filed for that counsel’s review and approval, which approval shall not be unreasonably withheld or delayed;

(ii)          immediately notify each seller of Registrable Securities of any stop order threatened or issued by the Commission and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

(iii)         prepare and file with the Commission such amendments and supplements to the registration statement and the corresponding prospectus necessary to keep the registration statement effective, in the case of the registration required by Section 3 for the period provided in Section 3 and in any other case for one hundred twenty (120) days or such shorter period as may be required to sell all Registrable Securities covered by the registration statement; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement during each period in accordance with the sellers’ intended methods of disposition as set forth in the registration statement;

(iv)         furnish to each seller of Registrable Securities a sufficient number of copies of the registration statement, each amendment and supplement thereto (in each case including all exhibits), the corresponding prospectus (including each preliminary prospectus), and such other documents as a seller may reasonably request to facilitate the disposition of the seller’s Registrable Securities;

(v)          use its commercially best efforts to register or qualify the Registrable Securities under securities or blue sky laws of jurisdictions in the United States of America as any seller requests within twenty (20) days following the original filing of a registration statement and do any and all other reasonable acts and things that may be necessary or advisable to enable the seller to consummate the disposition of the seller’s Registrable Securities in such jurisdiction; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process;

(vi)         notify each seller of Registrable Securities, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, and use best efforts to prepare a supplement or amendment to the prospectus or any such document incorporated therein so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made;

(vii)        cause all registered Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

(viii)       provide an institutional transfer agent and registrar and a CUSIP number for all Registrable Securities on or before the effective date of the registration statement;

(ix)          enter into such customary agreements, including an underwriting agreement in customary form and take all other actions in connection with those agreements as the holders of a Majority of the Registrable Securities being registered or the underwriters, if any, reasonably request to expedite or facilitate the disposition of the Registrable Securities;

(x)           make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to the registration statement, and any attorney, accountant, or other agent of any seller or underwriter, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any seller, underwriter, attorney, accountant, or other agent in connection with the registration statement; provided that an appropriate confidentiality agreement is executed by any such seller, underwriter, attorney, accountant or other agent;

(xi)          in connection with any underwritten offering, obtain a “comfort” letter from the Company’s independent public accountants in customary form and covering those matters customarily covered by “comfort” letters as the holders of a Majority of the Registrable Securities being registered or the managing underwriter reasonably requests, addressed to the underwriters and to the holders of the Registrable Securities being registered;

(xii)         in connection with any underwritten offering, furnish an opinion of counsel representing the Company for the purposes of the registration, in the form and substance customarily given to underwriters in an underwritten public offering and reasonably satisfactory to counsel representing the holders of Registrable Securities being registered and the underwriter(s) of the offering, addressed to the underwriters and to the holders of the Registrable Securities being registered;

(xiii)        use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement complying with the provisions of Section 11(a) of the Securities Act and covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement;

(xiv)        cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA; and

(xv)         take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

(b)           Seller Information.  In the event of any registration by the Company, from time to time, the Company may require each seller of Registrable Securities subject to the registration to furnish to the Company information regarding such seller, the Registrable Securities held by them, and the distribution of the securities subject to the registration, and such seller shall furnish all such information reasonably requested by the Company.

(c)           Notice to Discontinue.  Each holder of Registrable Securities agrees by acquisition of such securities that, upon receipt of any notice from the Company of any event of the kind described in Section 5(a)(vi), the holder will discontinue disposition of Registrable Securities until the holder receives copies of the supplemented or amended prospectus contemplated by Section 5(a)(vi).  In addition, if the Company requests, the holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the holder’s possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice.  If the Company gives any such notice, the time period mentioned in Section 5(a)(iii) shall be extended by the number of days elapsing between the date of notice and the date that each seller receives the copies of the supplemented or amended prospectus contemplated in Section 5(a)(vi).

(d)           Notice by Holders.  Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, those holders shall notify the Company, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event concerning that holder of the Registrable Securities, as a result of which the prospectus included in the registration statement contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

6.           Registration Expenses.  All costs and expenses incurred in connection with the Company’s performance of or compliance with this Agreement (the “Registration Expenses”) shall be paid by the Company as provided in this Agreement.  The term “Registration Expenses” includes without limitation all registration filing fees, reasonable professional fees and other reasonable expenses of the Company’s compliance with federal, state and other securities laws (including fees and disbursements of counsel for the underwriters in connection with state or other securities law qualifications and registrations), printing expenses, messenger, telephone and delivery expenses; reasonable fees and disbursements of counsel for the Company and for one counsel for the holders of Registrable Securities not to exceed $25,000 per registration; reasonable fees and disbursement of the independent certified public accountants selected by the Company (including the expenses of any audit or “comfort” letters required by or incident to performance of the obligations contemplated by this Agreement); fees and expenses of the underwriters (excluding discounts and commissions); fees and expenses of any special experts retained by the Company at the request of the managing underwriters in connection with the registration; and applicable stock exchange and NASDAQ registration and filing fees.  The term “Registration Expenses” does not include underwriting fees or commissions or transfer taxes, all of which shall be paid by each of the sellers of Registrable Securities with respect to the Registrable Securities sold by such seller.

7.           Indemnification.

(a)           Indemnification by Company.  In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, to the full extent permitted by law, the Company agrees to indemnify and hold harmless each holder of Registrable Securities, its officers, directors, trustees, partners, employees, advisors and agents, and each Person who controls the holder (within the meaning of the Securities Act and the Exchange Act) against any and all losses, claims, damages, liabilities and expenses arising out of (i) any untrue or allegedly untrue statement of material fact contained in or incorporated by reference into any registration statement or any amendment thereof under which such Registrable Securities were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any amendment thereof or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent the untrue statement or omission resulted from information that the holder furnished in writing to the Company expressly for use therein, and (ii) any failure to comply with any law, rule or regulation applicable to such registration.  Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party, and shall survive the transfer of such Registrable Securities by such holder.  In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Company will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the extent customary in such agreements.

(b)           Indemnification by Holders of Securities.  In connection with any registration statement, each participating holder of Registrable Securities will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus.  Each participating holder agrees, severally and not jointly, to indemnify and hold harmless, to the extent permitted by law, the Company, its directors, officers, trustees, partners, employees, advisors and agents, and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against any and all losses, claims, damages, liabilities and expenses arising out of any untrue or allegedly untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission is contained in or omitted from any information or affidavit the holder furnished in writing to the Company expressly for use therein and only in an amount not exceeding the net proceeds received by the holder with respect to securities sold pursuant to such registration statement.  Such indemnity shall remain in full force and effect, regardless of any investigation made by the Company, and shall survive the transfer of such Registrable Securities by such holder.  In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, each participating holder of Registrable Securities will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the same extent as it has indemnified the Company; provided, however, that the indemnity obligations of any holder contained in such agreement shall be limited to the amount of such holder’s net proceeds received from the sale of its Registrable Securities in such offering.

(c)           Indemnification Proceedings.  Any Person entitled to indemnification under this Agreement will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in the indemnified party’s reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party.  If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld).  No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term thereof the claimant’s or plaintiff’s release of the indemnified party from all liability concerning the claim or litigation or which includes any non-monetary settlement.  An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be under an obligation to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of no more than one additional counsel for the indemnified parties.

(d)           Contribution.  If the indemnification provided for in Section 7(a) or (b) is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of the indemnified party and the indemnifying party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnified party and the indemnifying party and the parties’ relative intent and knowledge.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding anything herein to the contrary, no participating holder of Registrable Securities acting as an indemnifying party shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses, if any) received by such participating holder exceeds the amount of any damages that such participating holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The obligations of the Company and the holders of Registrable Securities under this Section 7 shall survive the completion of any offering of Registrable Securities in a registration statement, including the termination of this Agreement.

8,           Rule 144.  With a view to making available to the holders the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially best efforts to:

(a)           make and keep public information available, as those terms are understood and defined in Commission Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the date hereof;

(b)           file with the Commission, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c)           so long as a holder owns any Registrable Securities, furnish to such holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

9.           Participation in Underwritten Registration.  No Person may participate in any underwritten registration without (a) agreeing to sell securities on the basis provided in underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (the holders of Registrable Securities in a Demand Registration pursuant to Section 3(d) and the Company in a piggyback registration pursuant to Section 4(d)), and (b) completing and executing all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required by the underwriting arrangements.

10.         Available Financial Information.  In the event that the Company ceases to be a reporting issuer under the Exchange Act, then for so long as the Company is not a reporting issuer or for so long as the Company shall fail to comply with its reporting obligations under the Exchange Act, the Company shall, to the extent that the Investor beneficially owns any of the Shares or Common Stock, deliver, or cause to be delivered, to the Investor:

(a)           as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated and consolidating balance sheets of the Company as of the end of such fiscal year, and consolidated and consolidating statements of income, changes in stockholders’ equity and cash flows of the Company for such year, prepared in accordance with GAAP and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and followed promptly thereafter (to the extent not then available) by such financial statements accompanied by the audit report with respect thereto of independent public accountants of recognized national standing selected by the Company; and

(b)           as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days after the end of each such period, consolidated balance sheets of the Company as of the end of each quarterly period, and consolidated statements of income, changes in stockholders’ equity and cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with GAAP and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, subject to changes resulting form normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company.

11.           Access.  During the period commencing on the date of the Closing and ending on the Termination Date, the Company shall afford, provide and furnish, and shall cause its Subsidiaries and the Representatives of the Company and its Subsidiaries to afford, provide and furnish to the Investor and their Representatives:

(i)           during normal business hours and upon reasonable advance notice, reasonable access to the Representatives, properties, plants and other facilities and to all books and records of the Company and each of its Subsidiaries;

(ii)          all financial, operating and other data and information regarding the Company and its Subsidiaries as the Investor and its Representatives may reasonably request; and

(iii)         the opportunity to discuss the affairs, finances, operations and accounts of the Company and its Subsidiaries with the Company’s officers on a periodic basis.

12,           Miscellaneous.

(a)           Recapitalizations, Exchanges, etc.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Registrable Securities, (ii) any and all shares of voting common stock of the Company into which the Registrable Securities are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, or as a dividend upon, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.  The Company shall use its best efforts to cause any successor or assign (whether by sale, merger or otherwise) to enter into a new registration rights agreement with the holders of Registrable Securities on terms substantially the same as this Agreement as a condition of any such transaction.

(b)           Amendment.  This Agreement may be amended or modified only by a written agreement executed by (i) the Company and (ii) the Investor.

(c)           Attorneys’ Fees.  In any legal action or proceeding brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover all reasonable expenses, charges, court costs and attorneys’ fees in addition to any other available remedy at law or in equity.

(d)           Benefit of Parties; Assignment. Subject to the terms and conditions of the Purchase Agreement and this subsection (d), including, without limitation, the transfer restrictions contained therein, all of the terms and provisions of this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns, including, without limitation, all subsequent holders of securities entitled to the benefits of this Agreement who agree in writing to become bound by the terms of this Agreement.

(e)           Captions.  The captions of the sections and subsections of this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Agreement.

(f)           Cooperation.  The parties agree that after execution of this Agreement they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other action as any other party may reasonably require to carry out effectively the intent of this Agreement.

(g)           Counterparts; Facsimile Execution.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.  Facsimile execution and delivery of this Agreement shall be legal, valid and binding execution and delivery for all purposes.

(h)           Entire Agreement.  Each party hereby acknowledges that no other party or any other person or entity has made any promises, warranties, understandings or representations whatsoever, express or implied, not contained in the Transaction Documents (as defined in the Purchase Agreement) and acknowledges that it has not executed this Agreement in reliance upon any such promises, representations, understandings or warranties not contained herein or therein and that the Transaction Documents supersede all prior agreements and understandings between the parties with respect thereto.  There are no promises, covenants or undertakings other than those expressly set forth or provided for in the Transaction Documents.

(i)           Governing Law.  The internal law of the State of California will govern the interpretation, construction, and enforcement of this Agreement and all transactions and agreements contemplated hereby, notwithstanding any state’s choice of law rules to the contrary.

(j)           Submission to Jurisdiction; Consent to Service of Process.  The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within Fresno County, California, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto shall be heard and determined in such courts.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(k)           No Inconsistent Agreements.  The Company represents and warrants that, except as disclosed in the Purchase Agreement, it has not granted to any Person the right to request or require the Company to register any securities issued by the Company other than the rights contained herein.  The Company shall not, except with the prior written consent of at least a Majority of the Registrable Securities, enter into any agreement with respect to its securities that shall grant to any Person registration rights that in any way conflict with or are prior to or equal in right to the rights provided under this Agreement.

(l)           Notices.  All notices, requests, demands, or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and properly addressed to the addresses of the parties set forth in the Purchase Agreement or to such other address(es) as the respective parties hereto shall from time to time designate to the other(s) in writing.  All notices shall be effective upon receipt.

(m)          Specific Performance.  Each of the parties agrees that damages for a breach of or default under this Agreement would be inadequate and that in addition to all other remedies available at law or in equity that the parties and their successors and assigns shall be entitled to specific performance or injunctive relief, or both, in the event of a breach or a threatened breach of this Agreement.

(n)           Validity of Provisions. Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated; provided, however, that this Agreement shall be interpreted to carry out to the greatest extent possible the intent of the parties and to provide to each party substantially the same benefits as such party would have received under this Agreement if such invalid part of this Agreement had been enforceable.  Whenever the words “include” or “including” are used in the Agreement, they shall be deemed to be followed by the words “without limitation.”

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PACIFIC ETHANOL, INC. By:______________________________________ Neil M. Koehler, President and CEO LYLES UNITED, LLC By:______________________________________ William M. Lyles IV, Vice President

APPENDIX E

Pacific Ethanol, Inc.
400 Capitol Mall, Suite 2060
Sacramento, CA  95814

March 27, 2008

Lyles United, LLC
1210 West Olive Avenue
Fresno, CA  93728

Re:	Dividend Rights

Ladies and Gentlemen:

This side letter agreement (the “Letter Agreement”) is provided with reference to that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) dated March 18, 2008, by and between Pacific Ethanol, Inc., a Delaware corporation (the “Company”), and Lyles United, LLC, a Delaware limited liability company (the “Purchaser”), with reference to the Company’s Certificate of Designations, Powers, Preferences, and Rights of the Series B Cumulative Convertible Preferred Stock (the “Series B Certificate of Designations”) with respect to its Series B Cumulative Convertible Preferred Stock, $.001 par value per share (the “Series B Preferred Stock”), and with reference to the Company’s Certificate of Designations, Powers, Preferences, and Rights of the Series A Cumulative Redeemable Convertible Preferred Stock (the “Series A Certificate of Designations”) with respect to its Series A Cumulative Redeemable Convertible Preferred Stock, $.001 par value per share (the “Series A Preferred Stock”).  Capitalized terms not defined herein shall have the respective meanings given to such terms in the Securities Purchase Agreement.

In connection with the closing of the transactions contemplated by the Securities Purchase Agreement and in furtherance thereof, the Company desires to waive certain rights held by the Company and set forth in the Series B Certificate of Designations in favor of the Purchaser, in its capacity as the sole holder of all of the Company’s outstanding shares of Series B Preferred Stock.

In consideration of the mutual covenants herein contained, and for other valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Waiver of Series B PIK Right.  The Company hereby expressly waives its right under Section 3(a) of the Series B Certificate of Designations to pay any dividends due and payable to the Purchaser as a holder of Series B Preferred Stock in shares of Series B Preferred Stock (the “Series B PIK Right”).  The Company hereby covenants that it shall not, without the prior written consent of the Purchaser, exercise or attempt to exercise the Series B PIK Right provided for in Section 3(a) of the Series B Certificate of Designations at any time following the date of this Letter Agreement.  In connection with waiving its Series B PIK Right, the Company hereby acknowledges to the Purchaser that the Company has, concurrently with the execution of this Letter Agreement, entered into that certain Series A Preferred Stockholder Consent and Waiver dated the date hereof with Cascade Investment, L.L.C., a Washington limited liability company (“Cascade”), whereby the Company has agreed, among other things, to waive its right under Section 3(a) of the Series A Certificate of Designations to pay any dividends due and payable to Cascade as a holder of Series A Preferred Stock in shares of Series A Preferred Stock.

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2. Full Force and Effect.  Except as otherwise provided herein, the Series B Certificate of Designations shall remain unchanged and in full force and effect.  Except as expressly set forth above, nothing in this Letter Agreement shall be construed as a waiver of any rights of any of the parties to this Letter Agreement under the Series B Certificate of Designations.

In witness whereof, the parties have executed this Letter Agreement as of March 27, 2008.

PACIFIC ETHANOL, INC. By:______________________________________ Neil M. Koehler, President and CEO LYLES UNITED, LLC By:______________________________________ William M. Lyles IV, Vice President

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